UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No.  )
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THE BANK OF NEW YORK MELLON CORPORATION

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BUILDING ON OPPORTUNITY

RUST EXECUTION GROWTH OPPORTUNITY
NNOVATION CLIENTS RESILIENCE EFFICIENCY
ULTURE SOLUTIONS TALENT TRANSFORMATI

2024
NOTICE OF ANNUAL MEETING
AND PROXY STATEMENT

BNY MELLON

COMMONLY REFERENCED PAGES

Director Nominees and Committee Membership	6

Compensation Discussion & Analysis	49

Corporate Governance and Board Information	20

Nominees	12

Director Qualifications	18

Our Approach to Sustainability	34

Oversight of Risk	37

Pay Practices	69

2023 Summary Compensation Table	77

LETTER TO STOCKHOLDERS

Dear Fellow Stockholder:

On behalf of our Board of Directors, we cordially invite you to our 2024 Annual Meeting of Stockholders on Tuesday, April 9, 2024, at 9:00 a.m., Eastern time, at 240 Greenwich Street, New York, New York 10286.

Our company delivered solid financial performance in 2023, advancing several goals that we had set out at the start of the year. We look forward to the opportunity to discuss our progress with you at our Annual Meeting. With our company’s unique position in the center of the financial system, and now with our strategic priorities mapped out, we see a great deal of potential to drive long-term value for stockholders. The Board of Directors is highly engaged in regular and candid dialogue with our management team to appropriately advise, challenge and hold our management team accountable for consistently driving better outcomes for you, our valued stockholder.

You will be asked to vote on several items, including the election of directors, our 2023 executive compensation program (the “say-on-pay” vote), the ratification of KPMG LLP to serve as our independent auditor for 2024, and two stockholder proposals, if properly presented.

We encourage you to read the proxy statement prior to the meeting. The names and biographies of the director nominees start on page 12. The Compensation Discussion & Analysis starts on page 49, and the Audit Committee report and corresponding disclosures about our continuing relationship with KPMG LLP start on page 92.

Your vote is important to us. We invite you to participate and vote in person or vote through any of the acceptable means described in this proxy statement, as promptly as possible. Instructions on how to vote begin on page 107. You may also listen to the meeting at https://www.bnymellon.com/us/en/investor-relations/index.jsp.

Thank you for your investment in BNY Mellon. We look forward to seeing you on April 9.

Sincerely, ROBIN VINCE President, Chief Executive Officer and Director February 29, 2024	JOSEPH J. ECHEVARRIA Chair of the Board

BNY MELLON 2024 PROXY STATEMENT 1

NOTICE OF ANNUAL MEETING

TUESDAY, APRIL 9, 2024 9:00 a.m., Eastern time 240 Greenwich Street* New York, New York 10286 Record Date: February 14, 2024

AGENDA	BOARD RECOMMENDATION

1. To elect the 11 nominees named in this proxy statement to serve on our Board of Directors until the 2025 Annual Meeting	FOR each director nominee

2. To provide an advisory vote for approval of the 2023 compensation of our named executive officers, as disclosed in this proxy statement	FOR

3. To ratify the appointment of KPMG LLP as our independent auditor for 2024	FOR

4. To consider a stockholder proposal regarding transparency in lobbying	AGAINST

5. To consider a stockholder proposal regarding a report on the risks of politicized de-banking	AGAINST

We will also act on any other business that is properly raised at the meeting.

February 29, 2024

By Order of the Board of Directors,

JEAN WENG

Corporate Secretary

VIA THE INTERNET Visit the website listed on your proxy card

BY TELEPHONE Call the telephone number listed on your proxy card

IN PERSON Attend the Annual Meeting (pre-registration required; see page 107 for more information)

BY MAIL Mail in a completed proxy card

IT IS IMPORTANT THAT YOU CAREFULLY READ YOUR PROXY STATEMENT AND VOTE.

*

We currently intend to hold the annual meeting in-person at our main offices in New York City. We are requiring all stockholders that wish to attend the meeting in person to register in advance. Please read the proxy statement carefully for details regarding how to register for and attend the annual meeting in-person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on April 9, 2024: Our 2024 Proxy Statement and 2023 Annual Report to stockholders are available at https://www.bnymellon.com/us/en/investor-relations/overview.html. The Bank of New York Mellon Corporation uses the Securities and Exchange Commission rule permitting companies to furnish proxy materials to their stockholders on the Internet. In accordance with this rule, on or about February 29, 2024, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be provided to stockholders, which includes instructions on how to access our 2024 Proxy Statement and 2023 Annual Report online, and how to vote online for the 2024 Annual Stockholders Meeting. If you received the Notice and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials included in the Notice.

2 BNY MELLON 2024 PROXY STATEMENT

INTRODUCTION

The following summary highlights information contained in this proxy statement and provides context related to the matters to be voted on at the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of The Bank of New York Mellon Corporation (the “company,” “BNY Mellon,” “we,” “our” or “us”). You should read the entire proxy statement carefully before voting.

2023 Financial Performance Highlights

BNY Mellon’s 2023 financial results once again highlight the company’s characteristic resilience and ability to perform in challenging environments. Against a complex backdrop of macro-economic uncertainty, evolving monetary policies and geopolitical tensions, earnings per share (“EPS”) for the full-year 2023 increased year-over-year by 33% on a reported basis and by 10% on an adjusted basis1. Pre-tax operating margin and return on tangible common equity (“ROTCE”) improved on the back of significant operating leverage generation, and regulatory capital and liquidity ratios strengthened further, while the company returned $3.9 billion of capital, or 127% of earnings, to common stockholders in 2023. The company exceeded the financial outlook communicated at the beginning of 2023, and has announced further improved financial targets for each business segment and the firm overall in the medium-term.

Category[2]	2023 Actuals	2022 Actuals	YoY%

Total revenue	$17.5	$16.4	7%

Total noninterest expense	$13.3	$13.0	2%

Operating leverage			468	bps

Pre-tax operating margin	23%	20%

Net income applicable to common shareholders	$3.1	$2.4	29%

EPS	$3.87	$2.90	33%

Return on common equity	8.5%	6.5%

ROTCE[1]	16.6%	13.4%

1.	For a reconciliation of the non-GAAP measure to the corresponding GAAP measure, please see Annex A: Non-GAAP Reconciliation on page 115.
2.

Total revenue, Noninterest expense and Net income applicable to common shareholders $ in billions; Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense.

BNY MELLON 2024 PROXY STATEMENT 3

INTRODUCTION

Recognition and Awards

We are honored to be the recipients of a number of awards and recognitions, including those listed below. For additional investor relations information, see “Helpful Resources” on page 113.

Enterprise Sustainability

As one of the most trusted financial institutions, we are committed to operating responsibly and sustainably. We integrate our commitment to sustainability and human rights across our business. We also work to improve the effectiveness of our supply chain and seek suppliers whose corporate values align with ours. Additionally, we engage with stakeholders on public policy initiatives important to our company.

Additional detail regarding the company’s Enterprise Sustainability strategy, including its commitments to culture and purpose, responsible business and global citizenship, and the Board’s oversight role, can be found starting on page 34.

4 BNY MELLON 2024 PROXY STATEMENT

INTRODUCTION

Board Leadership and Composition

The 11 director nominees standing for election at the 2024 Annual Meeting contribute to the Board’s overall depth of experience, diversity, differing perspectives and institutional knowledge. Ten of the director nominees are independent, including the Chair of the Board, Joseph Echevarria. In addition to the ten incumbent directors, the Board has recommended one director nominee who does not currently serve on our Board for inclusion on the slate. The only nominee who is a member of management is our President and Chief Executive Officer (“CEO”), Robin Vince.

*	figures do not add to 100% due to rounding
**	excludes the nominee who does not currently serve on our Board

Our Board is committed to fostering its diversity. In addition to valuing diversity of viewpoints, professional experience, tenure, education, skills and expertise, the Board also seeks to include directors with diverse backgrounds, including with respect to race, gender, ethnicity and sexual orientation, to benefit from diverse perspectives. As a result of this commitment, our Board has approved a slate of nominees for election at the 2024 Annual Meeting that is more than 45% female and over 27% diverse on the basis of race or ethnicity. In addition, four of the six standing committees of the Board are chaired by a director who is diverse on the basis of race or gender.

BNY MELLON 2024 PROXY STATEMENT 5

INTRODUCTION

Detailed information about each nominee’s qualifications, experience, skills and expertise along with select professional and community contributions can be found starting on page 18.

Director Nominees and Committee Membership

Name and Occupation	Director Since	Independent	Audit	Corp. Gov., Nom. & Social Resp.	Finance	Human Res. & Comp.	Risk	Technology	Other Current Public Company Boards
Linda Z. Cook CEO of Harbour Energy plc	2016	⬤	C	⬤		⬤			1
Joseph J. Echevarria Independent Chair of the Board of The Bank of New York Mellon Corporation; Retired CEO of Deloitte LLP	2015	⬤	⬤(1)	⬤	C				2
M. Amy Gilliland President of General Dynamics Information Technology	2021	⬤	⬤(1)			⬤		⬤	0
Jeffrey A. Goldstein Senior Advisor at Canapi Ventures, Advisor Emeritus at Hellman & Friedman LLC	2014	⬤			⬤	⬤	C		1
K. Guru Gowrappan President, Viasat, Inc.	2021	⬤					⬤	⬤	0
Ralph Izzo Retired Chairman, President and CEO of Public Service Enterprise Group Incorporated	2020	⬤	⬤(1)	C		⬤			2
Sandie O’Connor Retired Chief Regulatory Affairs Officer of JPMorgan Chase & Co.	2021	⬤					⬤	⬤	1
Elizabeth E. Robinson Retired Global Treasurer of The Goldman Sachs Group, Inc.	2016	⬤			⬤	C	⬤	⬤	1
Rakefet Russak-Aminoach Managing Partner of Team8, Former President and CEO of Bank Leumi LE-Israel B.M.	*	⬤							0
Robin Vince President and CEO of The Bank of New York Mellon Corporation	2022								0
Alfred W. “Al” Zollar Executive Advisor at Siris Capital Group, LLC	2019	⬤					⬤	C	2

(1)	Financial expert within the meaning of the Securities and Exchange Commission (“SEC”) rules.

“C”	indicates Committee Chair.

*	Ms. Russak-Aminoach is a director nominee who does not currently serve on our Board.

6 BNY MELLON 2024 PROXY STATEMENT

INTRODUCTION

Corporate Governance Highlights

Our governance structure supports the strength and resiliency of our business. Several of our key governance practices are outlined below. For a detailed discussion of our corporate governance framework, please refer to “Corporate Governance and Board Information” beginning on page 20.

Robust Stockholder Rights	Active, Independent Board	Our Culture

• Annual election of directors

• Special meeting rights for stockholders, individually or in a group, holding 20% of our outstanding common stock

• Written consent rights that allow stockholders representing at least the minimum number of votes that would be necessary to take action at a meeting to take the action without formally meeting

• Proxy access allows stockholders, individually or in a group of up to 20, holding 3% of our outstanding stock for at least three years, to nominate up to 20% of the Board

• Majority voting in uncontested director elections (each director must be elected by a majority of votes cast)

• A director who does not receive a majority of votes cast is required to tender his or her resignation upon certification of the vote

• No supermajority voting: Stockholder actions require only a majority of votes cast (not a majority of shares present and entitled to vote)

• No “poison pill” (stockholders’ rights plan)

• Independent board comprised solely of independent directors, other than our CEO, who meet in regular executive sessions without management

• Strong independent board leadership: The roles of Chair and CEO currently are separate; if combined in the future, an independent Lead Director will be appointed by the independent directors

• Our independent Chair has the authority to call a special meeting of the independent directors or full Board

• Board succession and refreshment, led by the CGNSR Committee. Six of the incumbent directors nominated for election at the 2024 Annual Meeting have been added to the Board in the last five years

• High rate of attendance at Board and committee meetings, with average 2023 attendance among incumbent directors of approximately 98%

• To enhance alignment of director and stockholder interests, a substantial portion of director compensation is paid in equity, all of which is required to be retained until retirement

• Board and committees have access to independent legal, financial and other advisors

• Independent directors have unlimited access to company officers and employees

• Committee reports on each committee’s activities are prepared and provided to the Board at each regular Board meeting to help ensure oversight and accountability

• Board oversight is a critical component of our risk-aware culture. We seek to protect against excessive risk-taking through multiple lines of defense

• Our codes of conduct, which apply to all employees and directors, are rooted in our values (passion for excellence, integrity, strength in diversity, and courage to lead); promote honesty and accountability; and provide a framework for ethical conduct

• Robust anti-hedging and anti-pledging policies prohibit executive officers and directors from engaging in hedging or pledging transactions with respect to company securities

• Innovative and evolving education and talent development is made available at all levels. Our Board supports robust director orientation and continuing education programs for directors

• Committed to a robust corporate governance framework, consistent with best practices for the industry

• Comprehensive Enterprise Sustainability strategy that includes active reporting by the company and oversight by the Board and its committees

BNY MELLON 2024 PROXY STATEMENT 7

INTRODUCTION

Compensation Principles and Practices

Our compensation program is designed to compensate our executive officers for performance in a manner that is aligned with our stockholders’ interests and consistent with our high standards for risk management. The primary elements of the compensation program for our Named Executive Officers (“NEOs”) are base salary and incentive compensation, delivered through a combination of cash, Performance Share Units (“PSUs”) and Restricted Stock Units (“RSUs”). The HRC Committee uses a scorecard approach to make incentive compensation determinations. The scorecard for each NEO includes a corporate component (which incorporate both quantitative and qualitative metrics) and an individual modifier, enabling the HRC Committee to comprehensively analyze both corporate and individual performance. The following table summarizes the key components of our compensation program for 2023, and a detailed discussion, including with respect to the compensation decisions for our NEOs, is provided in the “Compensation Discussion & Analysis” section of this proxy statement, which begins on page 49.

Program Feature	Practice

Balanced approach for incentive compensation

•  Incentive compensation is awarded in a balanced mix of cash and deferred incentive compensation in the form of deferred equity:

•  Cash incentive comprised 25% of total incentive compensation for our CEO and 30% for our other NEOs

•  Deferred equity comprised 75% of total incentive compensation for our CEO and 70% for our other NEOs. Deferred equity for 2023 was awarded in:

•  PSUs – 50% of total incentive compensation for our CEO and 40% for our other NEOs

•  RSUs – 25% of total incentive compensation for our CEO and 30% for our other NEOs

Directly link pay to performance

•  Incentive compensation is directly tied to a combination of company and individual performance

•  Corporate component – derived from a set of financial metrics (weighted 70%) and non-financial goals (weighted 30%), with the overall earnout capped at 150%

•  Individual modifiers – enable differentiation based on individual performance and, if appropriate, business unit performance. The modifier is capped at 150%

•  Earnout for PSUs is based on (1) average company Adjusted ROTCE (weighted 70%) and (2) relative total shareholder return (“TSR”) (weighted 30%) over a three-year performance period, which further links incentives with future performance and stockholder interests

Comprehensive risk assessment

•  The HRC Committee annually assesses compensation plans with the company’s Chief Risk Officer to determine whether they are well-balanced and do not encourage imprudent risk-taking

•  The HRC Committee’s incentive compensation determinations include an individual risk assessment for each Executive Committee member to connect compensation with appropriate levels of risk-taking

•  NEO cash and equity awards are subject to broad clawback and forfeiture policies, based on ongoing risk assessments under our comprehensive recoupment policies (which apply in addition to, and supplement, the company’s newly adopted clawback policy in accordance with SEC and NYSE requirements)

Promote long-term stock ownership

•  PSUs cliff vest after the end of the three-year performance period, and RSUs vest in equal annual installments over three years

•  Robust policies prohibit hedging and pledging of company stock and derivative securities

•  Meaningful stock ownership guidelines:

•  CEO must acquire and retain company stock equal to seven times base salary within five years; and must also retain 50% net shares received from his equity-based compensation awards as CEO until age 60

•  Other NEOs must acquire and retain company stock equal to four times base salary within five years

•  NEOs must retain 75% of net shares received from equity-based compensation awards, during the five-year period to come into compliance with the stock ownership guidelines, and if they are out of compliance at any time thereafter, must retain 100% of net shares received from their equity-based compensation awards until they return to compliance

8 BNY MELLON 2024 PROXY STATEMENT

INTRODUCTION

2023 Target Total Direct Compensation Structure

The target total direct compensation for our NEOs is structured as follows:

BNY MELLON 2024 PROXY STATEMENT 9

ITEM 1. ELECTION OF DIRECTORS

Item 1. Election of Directors

RESOLUTION	Page 11

NOMINEES	Page 12
Director Qualifications	Page 18
Majority Voting Standard	Page 19

CORPORATE GOVERNANCE AND BOARD INFORMATION	Page 20
Our Corporate Governance Practices	Page 20
Board Leadership Structure	Page 30
Director Independence	Page 30
Business Relationships and Related Party Transactions Policy	Page 32
Our Approach to Sustainability	Page 34
Oversight of Risk	Page 37
Board Meetings and Committee Information	Page 38
Compensation Consultants to the HRC Committee	Page 43
Contacting the Board	Page 43

DIRECTOR COMPENSATION	Page 44
Overview	Page 44
2023 Director Compensation Table	Page 46

10 BNY MELLON 2024 PROXY STATEMENT

ITEM 1. ELECTION OF DIRECTORS Resolution

Proposal

We are asking stockholders to elect the 11 nominees named in this proxy statement to serve on our Board until the 2025 Annual Meeting of Stockholders or until their successors have been duly elected and qualified.

Background

• Ten nominees currently serve on our Board and are standing for re-election, and the Board has recommended one director nominee who does not currently serve on our Board.

• Ten nominees are independent, and one nominee serves as the company’s President and CEO.

• The Board and its Corporate Governance, Nominating and Social Responsibility Committee (the “CGNSR Committee”) have concluded that each of our nominees should be recommended for nomination as a director after considering, among other factors, the nominee’s (1) professional background and experience, (2) senior level management and policy-making positions, (3) other public company board experience, (4) diversity characteristics, (5) additional intangible attributes and, in the case of the incumbent directors, such nominee’s (6) prior BNY Mellon Board experience, and (7) attendance and participation at Board meetings throughout such nominee’s tenure on the Board. Additional information regarding the Board’s director nomination process begins on page 23.

The Board recommends that you vote “FOR” each of the nominees described below.

• The nominees have skills and expertise in a wide range of areas, including financial services, asset management, private equity and M&A, technology and cybersecurity, accounting, financial regulation, government affairs, media and product development, operations, management of complex, global businesses and risk management. Information about each director nominee, including each nominee’s professional experience, skills, expertise and community contributions, is provided starting on page 12.

• The nominees are able to devote the necessary time and effort to BNY Mellon matters.

Voting

Each director will be elected if more votes are cast “for” the director’s election than are cast “against” the director’s election. Abstentions and broker non-votes are not counted as a vote cast either “for” or “against” the director’s election and therefore have no effect on voting outcomes. Pursuant to our Corporate Governance Guidelines, if any incumbent director fails to receive a majority of the votes cast, the director will be required to tender his or her resignation promptly after the certification of the stockholder vote. The CGNSR Committee will promptly consider the tendered resignation and recommend to the Board whether to accept or reject it, or whether other actions should be taken. More information on our voting standard and the CGNSR Committee’s consideration of tendered resignations is provided on page 19 below.

We are unaware of any reason that a nominee named in this proxy statement would be unable to serve as a director if elected. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as may be nominated in accordance with our by-laws, as described on page 19. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

BNY MELLON 2024 PROXY STATEMENT 11

ITEM 1. ELECTION OF DIRECTORS Nominees

Linda Z. Cook

Age: 65

Independent Director since 2016

CEO of Harbour Energy plc

Retired Executive Committee Member
and Director of Royal Dutch Shell plc

Committees: Audit (Chair); Corporate
Governance, Nominating and Social
Responsibility; Human Resources and
Compensation

Other Current Public Company Board
Service: Harbour Energy plc (LSE)

Ms. Cook serves as the CEO and a member of the Board of Harbour Energy plc, a global independent oil and gas company, since April 2021. She is also a Senior Advisor to EIG Global Energy Partners, an investment firm focused on the global energy industry. Ms. Cook joined EIG in 2014, and most recently served as Partner, Managing Director and a member of EIG’s Executive Committee. Prior to joining EIG, Ms. Cook spent over 29 years with Royal Dutch Shell at various companies in the United States, the Netherlands, the United Kingdom and Canada. At her retirement from Royal Dutch Shell, Ms. Cook was a member of the Executive Committee in the Netherlands headquarters and a member of the Board of Directors. Her primary executive responsibility was Shell’s global upstream Natural Gas business in addition to oversight for Shell’s global trading business, Shell Renewable Energy, and Shell’s Downstream R&D and Major Projects organizations. Ms. Cook previously was CEO of Shell Canada Limited, CEO of Shell Gas & Power and Executive VP of Finance, Strategy and HR for Shell’s global Exploration and Production business.

In addition to her current public company board service, Ms. Cook chairs the Board of Directors of Maverick Natural Resources LLC, an oil and gas producer. She has previously served as Chairman of the Board of Chrysaor Holdings Limited, as well as on the Boards of Directors of KBR, Inc., The Boeing Company, Marathon Oil Corporation, Cargill Inc., Royal Dutch Shell plc, Royal Dutch Shell Petroleum Co. NV and Shell Canada Limited. Ms. Cook is also a member of the Society of Petroleum Engineers and is a Trustee of the University of Kansas Endowment Association. Ms. Cook earned a Bachelor of Science degree in Petroleum Engineering from the University of Kansas.

Skills and Expertise:

•  International business operations experience at a senior policy-making level of a large, complex company

•  Expertise in financing, operating and investing in companies

•  Extensive service on the boards of several large public companies in regulated industries

Joseph J. Echevarria

Age: 67

Independent Director since 2015; Lead
Director from 2016 through September
2019; Chair since September 2019

Retired CEO of Deloitte LLP

Committees: Audit, Corporate
Governance, Nominating and Social
Responsibility, Finance (Chair)

Other Current Public Company Board
Service: Pfizer Inc., Unum Group

Mr. Echevarria served as CEO of Deloitte LLP, a global provider of professional services, from 2011 until his retirement in 2014. Mr. Echevarria previously served in increasingly senior leadership positions during his 36-year career at the firm, including U.S. Managing Partner for Operations, prior to being named CEO.

In addition to his current public company board service, Mr. Echevarria serves as a Trustee and CEO of the University of Miami and CEO of the University of Miami Health System. Mr. Echevarria served as a director of Xerox Corporation from 2017 until 2023. Mr. Echevarria previously served as Chairman of President Obama’s My Brother’s Keeper Alliance and as a Member of the Private Export Council, the principal national advisory committee on international trade. Mr. Echevarria earned his bachelor’s degree in business administration from the University of Miami.

Skills and Expertise:

•  Leadership of a large, global company

•  Financial expert, with expertise in accounting, regulatory and compliance issues

•  Senior level policy-making experience in the field of professional services

12 BNY MELLON 2024 PROXY STATEMENT

ITEM 1. ELECTION OF DIRECTORS Nominees

M. Amy Gilliland

Age: 49

Independent Director since 2021

President, General Dynamics Information Technology, a business unit of General Dynamics Corporation

Committees: Audit, Human Resources and Compensation, Technology

Other Current Public Company Board Service: None

Ms. Gilliland is president of General Dynamics Information Technology (“GDIT”), a business unit of General Dynamics Corporation. GDIT is a global technology and professional services company that delivers consulting, technology, and mission services to every major agency across the U.S. government as well as the defense and intelligence communities. Before being named president in September 2017, Ms. Gilliland served as GDIT’s deputy for operations and was responsible for all aspects of the company’s business operations. Ms. Gilliland joined General Dynamics in 2005 and has served in a variety of leadership roles, including senior vice president of human resources and administration, chief of staff for the chief executive officer and staff vice president of strategic planning, staff vice president of investor relations, and director of strategic planning.

Prior to joining General Dynamics, Ms. Gilliland served in the U.S. Navy as a surface warfare and public affairs officer. Ms. Gilliland serves as a member of the boards of the Northern Virginia Technology Council and the Economic Club of Washington.

Ms. Gilliland earned a bachelor’s degree with distinction from the U.S. Naval Academy, a master’s degree from Cambridge University and a master’s degree in business administration from Georgetown University.

Skills and Expertise:

•  Expertise in Information Technology and cybersecurity

•  Experience in strategic planning and overseeing business combinations

•  Leadership experience in the operations of a global technology company

Jeffrey A. Goldstein

Age: 68

Independent Director since 2014

Senior Advisor and member of the Investment Committee, Canapi Ventures; Advisor Emeritus, Hellman & Friedman LLC

Committees: Finance, Human Resources and Compensation, Risk (Chair)

Other Current Public Company Board Service: Fidelity National Information Services, Inc.

Mr. Goldstein is a Senior Advisor and member of the Investment Committee of Canapi Ventures, a venture capital fund specializing in financial technology companies, and an Advisor Emeritus at Hellman & Friedman LLC, a private equity firm. Mr. Goldstein was a Managing Director at Hellman & Friedman LLC from 2004 to 2009 and from 2011 to 2016 and a Senior Advisor from 2016 to 2019. He was Under Secretary of the Treasury for Domestic Finance and Counselor to the Secretary of the Treasury from 2009 to 2011.

Mr. Goldstein worked at James D. Wolfensohn Inc. and successor firms for 15 years. When Wolfensohn & Co. was purchased by Bankers Trust in 1996, he served as co-chairman of BT Wolfensohn and as a member of Bankers Trust’s management committee. In 1999, Mr. Goldstein became a managing director of the World Bank. He also served as its Chief Financial Officer beginning in 2003. In July of 2009, President Barack Obama nominated Mr. Goldstein to be Under Secretary of the Treasury for Domestic Finance. In July 2011, Secretary of the Treasury Timothy F. Geithner awarded Mr. Goldstein with the Alexander Hamilton award, the Treasury Department’s highest honor for a presidential appointee. Earlier in his career, Mr. Goldstein taught economics at Princeton University and worked at the Brookings Institution. In addition to his current public company board service, Mr. Goldstein serves on the board of directors of Capitolis, Inc. and formerly served on the boards of Westfield Corporation from 2016 to 2018 and Edelman Financial Services, LLC from 2015 to 2018. Mr. Goldstein also served on the Advisory Board of Promontory Financial Group, LLC from 2016 to 2021, and the Board of Trustees of Vassar College from 2003 to 2009 and 2011 to 2021. Mr. Goldstein earned a Bachelor of Arts degree from Vassar College and a Master of Arts, Master of Philosophy and a Ph.D. in economics from Yale University.

Skills and Expertise:

•  Experience in private equity

•  Expertise in the operations of large financial institutions

•  Experience in financial regulation and banking

BNY MELLON 2024 PROXY STATEMENT 13

ITEM 1. ELECTION OF DIRECTORS Nominees

K. Guru Gowrappan
Age: 43 Independent Director since 2021 President at Viasat, Inc. Committees: Risk, Technology Other Current Public Company Board Service: None

Mr. Gowrappan serves as President at Viasat, Inc. He served as CEO of Verizon Media Group, the media division of Verizon Communications, Inc., from October 2018 until September 2021, leading brands such as Yahoo! while serving a global audience of ~900 million monthly active users. He joined Verizon in April 2018 as President and Chief Operating Officer of Oath, Inc. From 2015 until joining Verizon in 2018, he held the position of Global Managing Director at the Alibaba Group, a multinational e-commerce company, where he focused on international expansion for key consumer and enterprise products. Mr. Gowrappan was previously Chief Operating Officer at Quixey, a mobile technology company, where he led the Product, Business and Marketing organizations. He was also previously Chief Operating Officer for Growth and Emerging Initiatives at Zynga Inc., where he helped guide the mobile game development company through its initial public offering process.

Mr. Gowrappan currently serves on the boards of Biliti Electric Inc. and water.org, a global nonprofit focused on water and sanitation issues. Mr. Gowrappan earned an M.S. in Computer Science from the University of Southern California and completed the Business Bridge Program with the Tuck School of Business at Dartmouth College. He also holds a bachelor’s degree from the University of Madras in Chennai, India.

Skills and Expertise:

•  Expertise in the integration of digital and mobile technologies in advertising and media, including eCommerce, payments, monetization, social, content and gaming

•  Experience in corporate development and international business expansion

•  Leadership in the strategy and operations of a global technology company

Ralph Izzo

Age: 66

Independent Director since 2020

Retired Chairman, President and Chief Executive Officer of Public Service Enterprise Group Incorporated

Committees: Audit, Corporate Governance, Nominating and Social Responsibility (Chair), Human Resources and Compensation

Other Current Public Company Board Service: CMS Energy Corporation, Ovintiv Inc.

Mr. Izzo served as Chairman and CEO of Public Service Enterprise Group Incorporated (“PSEG”), a publicly traded diversified energy holding company, from April 2007 until September 2022, and as Executive Chair of PSEG from September 2022 until December 2022. He was the company’s president and chief operating officer and a member of the board of directors from October 2006 until his appointment as Chairman, President and CEO. Previously, Mr. Izzo was president and chief operating officer of Public Service Electric and Gas Company (“PSE&G”), an operating subsidiary of PSEG. Since joining PSE&G in 1992, Mr. Izzo has held several executive positions within the PSEG family of companies.

In addition to his current public company board service, Mr. Izzo serves on the board of directors of TerraPower, a nuclear innovation company, and served on the board of The Williams Companies, Inc. from 2013 to 2016. Mr. Izzo currently serves as a member of the U.S. Department of Energy’s Fusion Energy Sciences Advisory Committee, on the board of trustees of the Liberty Science Center, and on the boards of directors of the Community FoodBank of New Jersey and the New Jersey Performing Arts Center, for which he also serves on the Executive Committee. Mr. Izzo is on the advisory board for the University of Pennsylvania’s School of Engineering and Applied Sciences Mechanical Engineering and Applied Mechanics Department, a member of the Board of Trustees of the Peddie School and Princeton University’s Andlinger Center for Energy and the Environment Advisory Council, as well as a member of the Visiting Committee for the Department of Nuclear Engineering at Massachusetts Institute of Technology, and the Columbia University School of Engineering Board of Visitors. He previously served as the chair of the Nuclear Energy Institute and on the board of directors for the Edison Electric Institute, Nuclear Electric Insurance Limited. In addition, he is a former chair of the Rutgers University Board of Governors and the New Jersey Chamber of Commerce. Mr. Izzo received his Bachelor of Science and Master of Science degrees in mechanical engineering and his Doctor of Philosophy degree in mechanical engineering/ applied physics from Columbia University. He also received a Master of Business Administration degree, with a concentration in finance, from the Rutgers Graduate School of Management.

Skills and Expertise:

•  Senior leadership of a publicly traded company

•  Experience in strategic planning, finance, risk management and operations of large, highly regulated companies

•  Expertise in science, technology and public policy

14 BNY MELLON 2024 PROXY STATEMENT

ITEM 1. ELECTION OF DIRECTORS Nominees

Sandie O’Connor
Age: 57 Independent Director since 2021 Retired Chief Regulatory Affairs Officer of JPMorgan Chase & Co. Committees: Risk, Technology Other Current Public Company Board Service: Terex Corporation

Ms. O’Connor retired in 2019 as the Chief Regulatory Affairs Officer for JPMorgan Chase, where she set the firm’s comprehensive regulatory strategy and led engagement with G-20 policymakers. Prior to this role, Ms. O’Connor held several senior leadership positions at the firm since joining the company in 1988, including Global Treasurer and head of Prime Services, and was a member of the firm’s Executive Committee. She has also served on several public and private teams to support the integrity and efficiency of capital markets, including as Chair of the Federal Reserve Board’s Alternative Reference Rates Committee, and is a former member of the Treasury Markets Practices Group sponsored by the Federal Reserve Bank of New York.

In addition to her current public company board service, Ms. O’Connor serves on the board of Ripple and is chair of the board of BNY Mellon Government Securities Services Corp. She is also the current chair of the board of directors of the YMCA of Greater NY and an Advisory Board member for PlanetFirst Partners, and serves on the FDIC Systemic Resolution Advisory Committee.

Ms. O’Connor received a Bachelor of Science in Finance and International Business from New York University, Stern School of Business.

Skills and Expertise:

•  Senior leadership of a publicly traded, large global financial institution

•  Expertise in risk management, financial regulation and policy development, and strategic planning

•  Expertise in capital markets, balance sheet management and banking

Elizabeth E. Robinson

Age: 55

Independent Director since 2016

Retired Global Treasurer of The Goldman Sachs Group, Inc.

Committees: Finance; Human Resources and Compensation (Chair); Risk; Technology

Other Current Public Company Board Service: The Travelers Companies, Inc.

Ms. Robinson served as Global Treasurer, Partner and Managing Director of The Goldman Sachs Group, Inc., the global financial services company, from 2005 to 2015. Prior to that, Ms. Robinson served in the Financial Institutions Group within the Investment Banking Division of Goldman Sachs.

In addition to her current public company board service, Ms. Robinson serves on the board of directors of BNY Mellon Government Securities Services Corp. Ms. Robinson chairs the board of trustees of Williams College and serves on the boards of trustees for St. Luke’s University Hospital Network, Blair Academy, and Every Mother Counts. She was, until August 2016, a director of Goldman Sachs Bank USA. Ms. Robinson received a Bachelor of Arts degree from Williams College and an MBA from Columbia University.

Skills and Expertise:

•  Experience in finance and risk management

•  Experience in financial regulation and banking

•  Leadership in the operations of a large global financial institution

BNY MELLON 2024 PROXY STATEMENT 15

ITEM 1. ELECTION OF DIRECTORS Nominees

Rakefet Russak-Aminoach
Age: 58 Director Nominee Managing Director of Team8 and Former President and Chief Executive Officer of Bank Leumi LE-Israel B.M. Committees: N/A Other Current Public Company Board Service: None

Ms. Russak-Aminoach is a Managing Partner at Team8, a venture group that builds and invests in companies in the areas of fintech, enterprise, data, and digital health. She served as President and CEO of Bank Leumi from May 2012 until October 2019. Prior to this role, Ms. Russak-Aminoach held several senior leadership positions at the bank since joining in 2004, including Chief Credit Officer and Senior Deputy Chief Executive Officer. Prior to her tenure at Bank Leumi, she served as the CEO of KPMG Israel.

Ms. Russak-Aminoach is the Chair of Hailo Technologies. She also serves on the boards of April Tax Solutions, Inc., 40Seas Ltd., and Spott Incredibles Technologies Ltd. Moreover, she serves on the board of Fulbright Israel and on the Investment Committee of Jewish Federations of North America. Ms. Russak-Aminoach holds an LLB and an MBA in Finance and Insurance, as well as a Bachelor of Arts in Accounting and Economics from Tel Aviv University. She is a certified CPA.

Skills and Expertise:

•  Deep industry experience with expertise in credit, risk management, and financial regulation

•  Expertise in leading business transformations

•  Experience in the operations of a large financial institution

Robin A. Vince
Age: 52 Management Director since 2022 President and Chief Executive Officer of The Bank of New York Mellon Corporation Committees: None Other Current Public Company Board Service: None

Mr. Vince has served as President and CEO of BNY Mellon since September 2022, and served as President and CEO-elect from March 2022 until September 2022. Previously, he was Vice Chair of BNY Mellon and CEO of Global Market Infrastructure. In that role, he oversaw BNY Mellon’s Clearance and Collateral Management, Treasury Services, Markets and Execution Services and Pershing businesses.

Prior to joining BNY Mellon in October 2020, Mr. Vince was the Chief Risk Officer of Goldman Sachs and a member of the Management Committee. He joined Goldman Sachs in 1994 and held many leadership roles, including Treasurer, Head of Operations, Head of Global Money Markets, COO of the EMEA region and CEO of Goldman Sachs International Bank, among others. Mr. Vince served on several key subsidiary boards and governance committees. He was named managing director in 2002 and partner in 2006.

Mr. Vince is a member of our Executive Committee, the organization’s most senior management body, and our Board of Directors. He also is a member of National Geographic Society’s Hubbard Council and serves on the Board of Trustees of The Hospital for Special Surgery and the Board of the Perelman Performing Arts Center (PAC NYC). Mr. Vince holds a B.A. from the University of Nottingham.

Skills and Expertise:

•  Knowledge of the company’s businesses and operations

•  Experience in banking, risk management and financial regulation

•  Experience in the operations of a large financial institution

16 BNY MELLON 2024 PROXY STATEMENT

ITEM 1. ELECTION OF DIRECTORS Nominees

Alfred W. “Al” Zollar

Age: 69

Independent Director since 2019

Executive Advisor at Siris Capital Group, LLC

Committees: Risk, Technology (Chair)

Other Current Public Company

Board Service: International Business Machines Corporation, Nasdaq, Inc.

Mr. Zollar has served as an Executive Advisor at Siris Capital Group, LLC, a private equity firm specializing in value-oriented mid-market tech buyout investments, since March 2021. Mr. Zollar served as an Executive Partner from February 2014 to March 2021. Prior to that, Mr. Zollar held various senior management positions at IBM Corporation during his 34-year career at that company, including most recently as General Manager of IBM Tivoli Software.

In addition to the public company board service noted above, Mr. Zollar currently serves as a board member of GCOM, LLC . Mr. Zollar previously served as a Director of Public Service Enterprise Group Incorporated from 2012 until 2023, of The Chubb Corporation from 2001 until 2016 and of Red Hat, Inc. from 2018 until 2019. Mr. Zollar is also a Harvard Fellow from the 2011 cohort of the Advanced Leadership Initiative at Harvard University, a member of the Executive Leadership Council and a lifetime member of the National Society of Black Engineers. Mr. Zollar serves on the boards of the non profits EL Education, Eagle Academy Foundation and U.C. San Diego Foundation. Mr. Zollar earned his master’s degree in applied mathematics from the University of California, San Diego.

Skills and Expertise:

•  Experience in private equity and financing, operating and investing in companies

•  Technology and information management expertise

•  Extensive service on the boards of several large public companies

BNY MELLON 2024 PROXY STATEMENT 17

ITEM 1. ELECTION OF DIRECTORS Nominees

Director Qualifications

Our Board believes that the nominees meet the criteria outlined above and discussed in more detail in “Director Nomination Process” starting on page 23, and collectively exhibit the diversity and depth and breadth of experience necessary to contribute to an engaged board that is capable of effectively and thoughtfully overseeing the company’s management. Ten of the nominees are incumbent directors and one of the nominees does not currently serve on our Board. Each incumbent director was elected as a director at our 2023 Annual Meeting of Stockholders. No nominee has a family relationship to any other director or executive officer. The skills and experience categories highlighted in the table below have been identified by our Board as relevant to advancing the Board’s role and responsibilities, and are generally considered in the CGNSR Committee’s process of identifying and reviewing director candidates.

	Cook	Echevarria	Gilliland	Goldstein	Gowrappan	Izzo	O’Connor	Robinson	Russak- Aminoach	Vince	Zollar

Skills and Experience

Finance - experience in understanding and overseeing financial reporting and internal controls	⬤	⬤	⬤	⬤	⬤	⬤	⬤	⬤	⬤	⬤	⬤

Leadership - overseeing a company or a significant business unit giving him/her leadership qualities and the ability to identify and develop those qualities in others	⬤	⬤	⬤	⬤	⬤	⬤	⬤	⬤	⬤	⬤	⬤

Technology - experience with companies that used or developed technology to improve quality and innovate products and services to increase client satisfaction; experience in mitigating and managing cybersecurity risks

			⬤	⬤	⬤	⬤	⬤	⬤	⬤	⬤	⬤

Global - knowledge of the opportunities and challenges of a large company with a global footprint	⬤	⬤	⬤	⬤	⬤	⬤	⬤	⬤		⬤	⬤

Governance - knowledge or expertise in current corporate governance trends and practices	⬤	⬤		⬤		⬤	⬤			⬤	⬤

Risk - knowledge or expertise with respect to risk management processes across a large organization in a regulated industry	⬤	⬤	⬤	⬤	⬤	⬤	⬤	⬤	⬤	⬤	⬤

Financial Services Experience - experience within or leading a financial services company		⬤		⬤			⬤	⬤	⬤	⬤

Demographic Background

Board Tenure

Complete Years	7	8	3	9	3	3	2	7	N/A	1	5

Gender

Male		⬤		⬤	⬤	⬤				⬤	⬤

Female	⬤		⬤				⬤	⬤	⬤

Age

Years Old	65	67	49	68	43	66	57	55	58	52	69

Race/Ethnicity

African American/Black											⬤

White/Caucasian	⬤		⬤	⬤		⬤	⬤	⬤	⬤	⬤

Hispanic/Latino		⬤

Asian					⬤

18 BNY MELLON 2024 PROXY STATEMENT

ITEM 1. ELECTION OF DIRECTORS Nominees

Majority Voting Standard

Under our by-laws, in any uncontested election of directors, each director will be elected if more votes are cast “for” the director’s election than are cast “against” the director’s election, with abstentions and broker non-votes not being counted as votes cast either “for” or “against” the director’s election. A plurality standard will apply in any contested election of directors, which is an election in which the number of nominees for director exceeds the number of directors to be elected. Pursuant to our Corporate Governance Guidelines, if any incumbent director fails to receive a majority of the votes cast in any uncontested election, the director will be required to tender his or her resignation to the independent Chair or Lead Director (or such other director designated by the Board if the director failing to receive the majority of votes cast is the independent Chair or Lead Director) promptly after the certification of the stockholder vote.

The CGNSR Committee will promptly consider the tendered resignation and recommend to the Board whether to accept or reject it, or whether other actions should be taken. In considering whether to accept or reject the tendered resignation, the CGNSR Committee will consider whatever factors its members deem relevant, including any stated reasons for the “against” votes, the length of service and qualifications of the director whose resignation has been tendered, the director’s contributions to the company, and the mix of skills and backgrounds of the Board members.

The Board will act on the CGNSR Committee’s recommendation no later than 90 days following the certification of the election in question. In considering the recommendation of the CGNSR Committee, the Board will consider the factors considered by the CGNSR Committee and such additional information and factors as it deems relevant.

Following the Board’s decision, the company will publicly disclose such decision in a Current Report on Form 8-K filed with the SEC. If the Board does not accept the director’s resignation, it may elect to address the underlying stockholder concerns or to take such other actions as it deems appropriate and in the best interests of the company and its stockholders. A director who tenders his or her resignation pursuant to this provision will not vote on the issue of whether his or her tendered resignation will be accepted or rejected. If the Board accepts an incumbent director’s resignation pursuant to this provision, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board may fill the resulting vacancy pursuant to our by-laws. If the Board does not accept an incumbent director’s resignation pursuant to this provision, he or she will continue to serve on the Board until the election of his or her successor.

BNY MELLON 2024 PROXY STATEMENT 19

ITEM 1. ELECTION OF DIRECTORS Corporate Governance and Board Information

Our Corporate Governance Practices

The high standards set by our governance structure support the strength and resiliency of our business. This structure, which is underpinned by a deeply experienced and independent board, active engagement with key stakeholders and the adoption of board governance best practices, is designed to benefit all our stakeholders, including our stockholders, clients, employees and communities. Several of our key governance practices are outlined below.

INDEPENDENCE

✓  Our Board is composed entirely of independent directors (other than our CEO) who regularly meet in executive sessions without management present, led by our independent Chair at Board meetings and committee Chairs at committee meetings.

✓  Our independent Chair (or if there is not an independent Chair, the Lead Director), selected annually by our independent directors, has broad powers, including:

• acting as a liaison between and among the other independent directors, the CEO and management generally;

• presiding over Board and stockholder meetings;

• having the authority to call a special meeting of the independent directors or the full Board;

• reviewing and approving Board meeting agendas, materials and schedules;

• leading executive sessions and meetings of independent directors;

• being available to meet with major stockholders and regulators as applicable; and

• consulting with the Chair of the HRC Committee on CEO performance and compensation and with the Chair of the CGNSR Committee on CEO succession planning.

✓  All Board committees are composed entirely of independent directors.

ACTIVE ENGAGEMENT

✓  We had a high rate of director attendance at Board and committee meetings in 2023, averaging approximately 98% among incumbent directors.

✓  We actively engage with our stakeholders through multiple initiatives, reaching out to investors representing over 65% of our outstanding common shares as well as proxy advisory firms and other stakeholders.

✓  Stockholders and other interested parties can directly contact our Board (see “Contacting the Board” on page 43 and “Helpful Resources” on page 113).

20 BNY MELLON 2024 PROXY STATEMENT

ITEM 1. ELECTION OF DIRECTORS Corporate Governance and Board Information

BOARD GOVERNANCE

✓  Our Corporate Governance Guidelines require that the CGNSR Committee consider enhanced director qualifications in connection with director nominations (i.e., stricter standards than would otherwise apply under relevant securities rules and listing standards), including a nominee’s character and integrity, diversity characteristics and record of accomplishment in senior-level roles.

✓  Our Board, each of our standing committees, and each of our individual directors conduct annual self-evaluations that have resulted in enhancements to Board functioning (see “Evaluation of Board and Committee Effectiveness” on page 26).

✓  Our by-laws permit holders in the aggregate of 20% of our outstanding common stock to call a special stockholder meeting.

✓  Our Restated Certificate of Incorporation, as amended, allows for action by written consent of stockholders representing at least the minimum number of votes that would be necessary to take the action at a meeting of stockholders.

✓  Our Corporate Governance Guidelines provide that directors will annually select either an independent Chair or a Lead Director based on the best interests of the company. Since September 2019, Joseph J. Echevarria has served as the independent Chair of the Board.

✓  Our Corporate Governance Guidelines provide key guidance and policies for the CGNSR Committee to consider in connection with its director succession and refreshment planning:

✓   The CGNSR Committee has discretion to recommend to the Board, and the Board the discretion to approve, a nominee for re-election who would be 75 years of age or older at the time of election if, after considering the criteria for selecting director nominees, the capacity of such nominee to continue to make meaningful contributions to the Board and the needs of the company, the Board determines that the re-nomination is in the best interests of the company.

✓   The CGNSR Committee must consider, among other factors, the number of other public company boards on which a director serves as part of this review, and the Board maintains an overboarding policy.

✓   The CGNSR Committee additionally reviews Committee chair appointments to facilitate periodic rotation in order to balance the benefits of the Committee chair’s experience and knowledge with the benefits of fresh perspectives.

✓  Policies related to trading in company securities by executive officers and directors prohibit the hedging and pledging of company securities.

✓  Our comprehensive Enterprise Sustainability program incorporates active reporting and oversight by the Board and its committees, including with respect to environmental management, sustainability, diversity, and governance.

✓  The Board regularly reviews developments and trends in corporate governance and is committed to maintaining a robust governance framework that incorporates best practices, including as articulated in the Commonsense Principles 2.0, a public statement of corporate governance principles intended to provide a framework for sound, long-term-oriented governance, as well as the Business Roundtable’s Statement on the Purpose of a Corporation, to reinforce our commitment to all stakeholders.

✓  Our 2022 ESG Report represents our 17th standalone report covering sustainability topics; our 2023 Sustainability Report will be available later this year.

✓  Our Board participates in information sessions during regularly scheduled and special meetings, receiving business, regulatory and other updates from senior management, including risk executives and our General Counsel. In addition, our Board regularly receives reports from the chair of each standing committee to help ensure oversight and transparency regarding each committee’s activities.

BNY MELLON 2024 PROXY STATEMENT 21

ITEM 1. ELECTION OF DIRECTORS Corporate Governance and Board Information

ROBUST PROGRAMS

✓  The CGNSR Committee annually reviews the non-management director compensation framework, including the director stock ownership guidelines. A significant portion of director compensation is paid in deferred stock units, which must be held as long as the director serves on the Board.

✓  Our codes of conduct, which apply to our directors and all of our employees, are rooted in our company values (passion for excellence, integrity, strength in diversity, and courage to lead), provide a framework for the highest standards of professional conduct, and foster a culture of honesty and accountability.

✓  We continue to enhance our robust orientation program for new directors, which includes interviews with other directors as well as senior leadership across businesses and functions; review of corporate governance documents, corporate policies and other briefing materials; and training in resources available to directors. In addition, all directors are encouraged to participate in thoughtfully selected continuing education programs for which expenses are reimbursed.

WHAT WE DON’T DO

×   No staggered board.

×   No “poison pill” (stockholders’ rights plan).

×   No supermajority voting. Action by stockholders requires only a majority of the votes cast (not a majority of the shares present and entitled to vote).

×   No plurality voting in uncontested director elections. Each director must be elected annually by a majority of the votes cast.

Corporate Governance Developments

Our directors, who offer a diverse set of backgrounds, expertise and skills, contribute to the design and development of our corporate governance framework. Our governance practices are also informed by engagement with our stockholders and other stakeholders, as well as through careful consideration and monitoring of governance and industry developments. As a result of this dynamic, the Board has a well-established focus on long-term business strategy and resiliency, leadership succession and corporate culture, and performance. This foundation positioned the Board to oversee and guide the company through an uncertain and volatile environment during 2023, including the turmoil in the banking sector in the first half of 2023. In addition to its regular engagement on developments in the financial services sector throughout the year, the Board agenda included consistent financial, operational, strategic and business-related topics, and the Board maintained a regular dialogue with management regarding its direction and action on matters related to diversity and public policy and advocacy. The Board also engaged with management throughout the year on the company’s sustainability performance and Enterprise Sustainability strategy, including periodic updates on the company’s disclosure and reporting initiatives. A discussion of the Board’s oversight of CEO succession can be found starting on page 28. The Board’s engagement on sustainability matters, including our diversity (belonging and inclusion) initiatives, is covered starting on page 34.

Our Board has also focused on Board refreshment and succession efforts over the past several years, culminating in a balanced slate of nominees, including one nominee who does not currently serve on the Board and six incumbent directors who have been added to the Board in the last five years. Each of these directors adds significant experience and expertise to our Board, complementing and supplementing the experience, diversity and skills of our Board as a whole. Although the CGNSR Committee is principally involved in Board succession and recruitment, our entire Board plays a role in recruiting, interviewing and assessing candidates. Our Board’s succession planning is an ongoing, robust endeavor and will continue to focus on enhancing the diversity of our Board. The Board’s succession planning and director nomination efforts are discussed in detail starting on page 28.

22 BNY MELLON 2024 PROXY STATEMENT

ITEM 1. ELECTION OF DIRECTORS Corporate Governance and Board Information

Beyond the Board’s comprehensive meeting schedule and management and director succession planning initiatives, other pillars of the company’s governance framework implemented in recent years include:

•

Our Restated Certificate of Incorporation provides for action by written consent of stockholders representing at least the minimum number of votes that would be necessary to take the action at a meeting. This written consent right complements the existing provisions of our by-laws that permit holders in the aggregate of 20% of our outstanding common stock to call a special stockholder meeting.

•

Our Corporate Governance Guidelines provide for either an independent Chair or a Lead Director based on the best interests of the company, with the independent directors evaluating the Board’s leadership structure on an annual basis.

•

Our policies related to trading in company securities by executive officers and directors specifically prohibit pledging company securities (in addition to the prohibition on hedging company securities).

•

As part of its review of the design of the Board’s evaluation exercise, the CGNSR Committee adjusted the regular process to introduce a multi-year cycle, alternating between a comprehensive, third-party facilitated program, and abbreviated process.

•

The Board maintains regular engagement on succession planning, with the CGNSR Committee responsible for (i) reviewing with the CEO his or her recommendations and evaluation of potential successors to the CEO position and (ii) maintaining an emergency succession management plan for both the CEO and Board Chair roles. The HRC Committee additionally reviews succession planning for the company’s senior executive officers and potential senior executive officers.

•

We have developed capabilities to conduct hybrid Board and committee meetings to help ensure that all directors can appropriately engage, challenge and guide management regardless of the prevailing circumstances. The Board also re-established its practice of periodically holding meetings at the company’s offices outside of the corporate headquarters in New York to support the Board’s continuing focus on corporate culture and company leadership.

A central component of the development of our corporate governance framework is the identification and implementation of best practices through engagement with stakeholder groups. As highlighted on page 30, the company engages in a broad and comprehensive stockholder outreach program; in 2023, we reached out to stockholders representing over 65% of the company’s outstanding shares. We have committed to applying the Commonsense Principles 2.0 and have endorsed the Business Roundtable’s Statement on the Purpose of the Corporation. We are also committed to reviewing our governance practices against industry standards, frameworks, and guidance to help ensure that our Board remains well positioned to oversee the company’s Enterprise Sustainability strategy and climate-related commitments. While we believe that our corporate governance policies are generally consistent with these important frameworks, we will continue to evaluate and, where necessary, make changes to align with best practices.

Director Nomination Process

Director Candidates

The CGNSR Committee reviews potential director candidates and makes recommendations to the Board regarding individuals qualified to become Board members. The Board then nominates director candidates for election at Annual Meetings (or directly selects an individual or individuals to fill vacancies on the Board in accordance with our by-laws, as applicable). Directors chosen to fill vacancies hold office for a term expiring at the end of the next Annual Meeting.

BNY MELLON 2024 PROXY STATEMENT 23

ITEM 1. ELECTION OF DIRECTORS Corporate Governance and Board Information

In recommending a nominee for election as a director (or to fill a Board vacancy), the CGNSR Committee considers each individual’s specific experience, background and education, including skills as described in the table on page 18, as well as the following Board-approved criteria:

•	Professional background and experience. The individual’s skills and knowledge essential to the oversight of the company’s businesses.

•

Senior-level management positions. The individual’s development of a sustained record of substantial accomplishments in senior-level management positions in business, government, education, technology or not-for-profit enterprises.

•	Judgment and challenge. The individual’s ability to evaluate complex business issues, make sound judgments, and constructively challenge management’s recommendations and actions.

•

Diversity. The individual’s contribution to the diversity of the Board (in all aspects of that term), including differences of viewpoints, professional experience, education, skills and other demographics, such as race, gender, ethnicity and sexual orientation, as well as the variety of attributes that contribute to the Board’s collective strength.

•

Intangible attributes. The individual’s character and integrity and interpersonal skills to work with other directors on our Board in ways that are effective, collegial and responsive to the needs of the company.

•	Time. The individual’s willingness and ability to devote the necessary time and effort required for service on our Board.

•	Independence. The individual’s independence and freedom from conflicts of interest that could interfere with his or her duties as a director.

•	Stockholders’ interests. The individual’s strong commitment to the ethical and diligent pursuit of stockholders’ best interests.

Annually, the CGNSR Committee reviews these criteria for director nominations and makes recommendations regarding any changes for the Board’s approval as needed. The CGNSR Committee seeks individuals with leadership experience in a variety of contexts and across a variety of industries. The CGNSR Committee’s candidate search and recruitment efforts are informed by a number of factors, including its regular review of the composition of the Board and committees, its consideration of the directors’ qualifications, skills and experience, and the results of the Board and committee evaluation process. Moreover, a central component of the Board’s consideration of director candidates is its commitment to fostering diversity in the boardroom. In addition to valuing diversity of viewpoints, professional experience, tenure, education, skills and expertise, the Board also seeks to include directors with diverse backgrounds—including with respect to race, gender, ethnicity and sexual orientation—to benefit from diverse perspectives. As a result of this commitment, our Board has approved a slate of nominees for election at the 2024 Annual Meeting that is more than 45% female and over 27% diverse on the basis of race or ethnicity.

In 2023, the CGNSR Committee, with the support of a third-party search firm, focused on identifying candidates with appropriate professional and industry skills and experience and engaging with prospective candidates, including by soliciting feedback from other directors and company management. Mr. Vince was regularly consulted and engaged with the CGNSR Committee in connection with such search efforts. Ms. Russak-Aminoach, the director nominee, was initially identified as a candidate by the CGNSR Committee’s third-party search firm. The Board considered Ms. Russak-Aminoach’s extensive financial services industry experience and skills in leading business transformations, among other factors, in assessing her candidacy and potential positive impact to the Board’s dynamic and the company overall.

24 BNY MELLON 2024 PROXY STATEMENT

ITEM 1. ELECTION OF DIRECTORS Corporate Governance and Board Information

The CGNSR Committee evaluates all candidates suggested by other directors or third-party search firms (which the company retains from time to time to help identify potential candidates) or recommended by a stockholder for nomination as a director in the same manner. For information on communicating with the Board, see “Contacting the Board” on page 43.

Re-nominations of Incumbent Directors

In considering whether to re-nominate a director for election at our Annual Meeting, the Board and the CGNSR Committee reviewed, among other factors:

•	The criteria for the nomination of directors described above,

•	Attendance and preparedness for Board and committee meetings,

•	A director’s overall contributions to the Board, and

•	The needs of the company.

To facilitate the assessment of an incumbent director’s suitability for re-nomination, the CGNSR Committee may leverage feedback from the annual Board and committee evaluations and its review of the director’s outside board and other affiliations (to assess the presence of actual or perceived conflicts of interest as well as time commitments generally). Our Corporate Governance Guidelines direct the CGNSR Committee to consider, among other factors, the number of other public company boards on which a director serves as part of this review. It is the Board’s policy that a director who serves as an executive officer of a publicly traded company should not serve on the board of more than two publicly traded companies (including his or her own company) in addition to his or her service on the BNY Mellon Board. Directors who do not serve as public company executive officers should not serve on the board of more than three publicly traded companies in addition to BNY Mellon. The CGNSR Committee reviews compliance on an annual basis, and all of the incumbent directors comply with this policy.

In furtherance of the CGNSR Committee’s review of directors’ outside activities, our Corporate Governance Guidelines specifically outline a director’s obligation to inform the Board prior to accepting any position or otherwise changing his or her outside commitments in a significant manner, including by accepting a role on the board of another company. A director is prohibited from accepting such a position or making such a commitment without first obtaining the consent of the CGNSR Committee, in consultation with the Board chair, the CEO, the General Counsel and the Corporate Secretary.

Furthermore, our Corporate Governance Guidelines provide that a director who will be over the age of 75 at the time of the Annual Meeting will not be re-nominated for election to the Board, absent the Board’s approval based on the review and the recommendation of the CGNSR Committee.

Together, the Board views the foregoing criteria and policies as appropriate for balancing the benefits to the company from directors’ experience, the need for fresh perspectives and the significant time commitment that engaged board service entails. On the basis of this review, the Board and the CGNSR Committee have concluded that each of our current Board members should be recommended for re-nomination as a director.

Board Oversight of Company Culture

Our Board is committed to supporting and fostering the company’s strong cultural values. The Board, in conjunction with management, is responsible for ensuring that the company’s culture and its strategy are aligned. The company’s three strategic pillars (Be More For Our Clients, Run Our Company Better and Power Our Culture) are foundational to our culture. The Board expects all directors, as well as officers and employees of the company, to conduct themselves in a manner consistent with our codes of conduct, which incorporate these values and behaviors. The Board believes that our culture is fundamental to the conduct of the company’s business and the creation of a high-performance environment, and is necessary for effective risk management, strong investor trust, and successful corporate governance.

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Corporate Governance Guidelines and Codes of Conduct

Our Board has adopted Corporate Governance Guidelines covering, among other things, the duties and responsibilities and independence of our directors, the criteria and qualifications for nominating a director for election at the Annual Meeting, the Board’s role in overseeing executive compensation, compensation and expense reimbursements for independent directors, communications between stockholders and directors, the role of our independent Chair or lead director, and Board committee structures and assignments. The CGNSR Committee reviews the Corporate Governance Guidelines at least annually and makes recommendations to the Board regarding any updates.

In furtherance of the Board’s oversight of the company’s values, the company has adopted an Employee Code of Conduct, which applies to all of our employees (including management directors) and provides a framework to maintain the highest standards of professional conduct for the company. The Board has also adopted a Directors’ Code of Conduct to provide guidance to our directors in recognizing and addressing ethical issues, to provide mechanisms to report possible unethical conduct, and to foster a culture of honesty and accountability among directors. At least annually, the CGNSR Committee reviews the directors’ compliance with the Directors’ Code of Conduct (and, in the case of management directors, compliance with the Employee Code of Conduct). As part of its continuous review and benchmarking of the company’s governance documents and practices, the CGNSR Committee recommended, and the Board approved, changes to the Corporate Governance Guidelines regarding the role of the Board in overseeing management’s planning for senior executive officer succession to support the proactive identification, development and retention of leadership talent critical to the success of the company.

Our Corporate Governance Guidelines, Employee Code of Conduct and Directors’ Code of Conduct are available on our website (see “Helpful Resources” on page 113). We intend to disclose any amendments to, or waivers from, our Employee Code of Conduct or our Directors’ Code of Conduct (including the amendments to the Directors’ Code of Conduct discussed above) for the benefit of executive officers and directors, respectively, by posting such information on our website.

Evaluation of Board and Committee Effectiveness

Annually, the Board and each of our standing committees conduct a self-evaluation exercise aimed at the continual enhancement of Board and individual director performance. The Board and management then work together to take appropriate action in light of the results of the self-evaluations. The CGNSR Committee continually reviews the process and has overseen a multi-year evolution to enhance both the comprehensiveness of the program and the overall engagement among directors. In 2023, a third-party facilitator was engaged to conduct the individual director interviews and lead the discussion with the Board regarding the results of the annual evaluation exercise. The CGNSR Committee considered the support of a third-party facilitator as a means to keep the evaluation exercise fresh, incorporate more granular focus on individual director (or “peer-to-peer”) feedback, and leverage the experience and insights of an outside expert. The third-party facilitator selected to support the Board’s evaluation exercise is a governance expert with significant experience in leading Board effectiveness reviews across a number of public companies. Following the 2023 cycle, the CGNSR Committee has designed an abbreviated form of evaluation to support appropriate focus on the integration of feedback and implementation of action items developed through the third-party facilitated exercise. At appropriate intervals, the Board will rotate back to the comprehensive, third-party facilitated program, including the peer-to-peer feedback exercise. The following table provides additional detail regarding the scope and timing of the Board’s evaluation program.

Design of Assessment Process

• CGNSR Committee and independent Chair (or Lead Director, as applicable) determine the process, scope and contents of the Board’s annual performance evaluation.

• The process is generally designed to facilitate a multi-year perspective and comparability of feedback and assessment results cycle-over-cycle.

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Evaluation and Director Self-Assessment

• Questionnaires – The evaluation program consists of multiple cycles. Each director is provided with a separate evaluation questionnaire for the full Board and each standing committee on which the director serves for each cycle.

• During the externally facilitated cycle, the evaluation questionnaires solicit feedback at a granular level on topics relevant to Board and director effectiveness.

• After the externally facilitated cycle, the questionnaires are refined to hone in on the core elements of Board and committee effectiveness.

• Interviews – Each director also participates in individual interviews as part of the externally facilitated cycle. An independent, third-party advisor has been retained to guide the interviews to allow each director an opportunity to elaborate on his or her questionnaire submissions and to provide candid reflection on personal contributions, the performance of other directors and Board and committee effectiveness generally.

• Ongoing Feedback – Elements of the feedback loop supporting the evaluation exercise include:

• After the director interviews and the results of the evaluation exercise are reported to the Board and each committee, the third-party facilitator meets with each director to provide share feedback from the “peer-to-peer” exercise on the director’s performance and effectiveness.

• Directors are also periodically solicited for feedback throughout the year, and are generally encouraged to provide input and make suggestions for enhancements throughout the year, including with respect to the logistics and administration of virtual and hybrid Board and committee meetings.

Topics covered as part of the evaluation process:

• Director contribution and performance

• Board structure and size, and Board dynamics

• Strategic priorities for focusing Board oversight

• Range of business, professional and other backgrounds necessary for a director to serve the company

• Content and form of information provided to the Board by management

Review and Presentation of Findings

• In each cycle, the independent, third-party advisor aggregates the questionnaire responses and interview feedback and develops a report for the Board and each Committee.

• Each standing committee self-evaluation is conducted by the respective committee Chairs in executive session after feedback is gathered.

• The independent Chair (or Lead Director, as applicable) leads an executive session of the full Board in which Board self-evaluation results are presented and the standing committee self-evaluations are reported.

• During the externally facilitated cycle, the third-party advisor attends the Board and committee executive sessions to facilitate this discussion.

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Follow-Up and Accountability

• Self-evaluation results are compared to prior year results to track improvements and promote long-term accountability.

• Board and management take appropriate action as necessary to address additional considerations.

Areas in which director feedback has led to further discussion and enhancements in recent cycles:

• Adjustments to content, timing and style of Board presentation materials.

• Format, structure and content of the new director orientation process and continuing education program.

• Allocation of time at Board and committee meetings to enable more time for director discussion.

• Arrangement of the Board meeting schedule to facilitate informal engagement among directors as well as individual and small group touchpoints beyond the members of senior management that typically interact with the Board.

Succession Planning

Our governance framework prioritizes senior leadership succession planning to facilitate long-term, resilient and sustainable business practices. In accordance with our Corporate Governance Guidelines, the Board, through its CGNSR Committee and HRC Committee, takes an active role in the oversight of CEO and senior management succession planning. At least on an annual basis, the CGNSR Committee reviews with the CEO the succession plan for the CEO role, including his recommendations and evaluation of potential successors. This review includes development plans, as appropriate, for such individuals. The CGNSR Committee reports to the independent directors regarding its CEO succession planning activities as well as recommendations, if appropriate, and is authorized to work together with the independent Chair and any other committee of the Board on succession-related matters. In addition, the CGNSR Committee maintains and annually reviews a CEO emergency succession management plan.

In addition to CEO succession, the HRC Committee regularly engages in formal succession planning for our Executive Committee members. This succession protocol includes identifying a rank and readiness level for potential internal candidates and strategically planning for external hires when desirable, such as, for positions where capability gaps are identified. The HRC Committee reviews the succession plans for all Executive Committee positions. The Board’s regular engagement on succession planning was foundational to the execution of Mr. Vince’s appointment as CEO and a member of the Board in 2022, as well as a number of key personnel transitions across the company through 2023, including the role of Chief Financial Officer.

Consistent with this emphasis on preparedness and succession planning, and in light of the separation of the CEO and Chair positions, the CGNSR Committee has also adopted a Chair emergency succession management plan. The Chair emergency succession management plan, which was prepared in consultation with the independent Chair and the CEO, is designed to ensure that appropriate steps can be taken to minimize disruption to the Board and the company’s governance in the event of a temporary absence or retirement, resignation or removal of the independent Chair.

Director Orientation and Continuing Education

As part of ongoing efforts to support Board and individual director effectiveness and performance, we have developed comprehensive orientation and continuing education programs for directors. The CGNSR Committee oversees these programs. The orientation process for a new director is tailored to specific needs of the director and is designed to facilitate and expand a new director’s understanding of the company’s products and services, the director’s duties as a member of the Board, and the culture of our company and the Board. The orientation modules

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can be completed in a hybrid format, with a combination of virtual sessions, leveraging the company’s existing technologies, as well as in-person meetings. As a director proceeds through the orientation program, the CGNSR Committee receives updates on progress, feedback and areas in which the new director may seek additional meetings and resources.

The new director orientation process generally progresses in the following stages:

On an ongoing basis, directors are provided with a catalogue of continuing education programs covering a range of topics, including bank-specific risk and compliance matters and information technology and cybersecurity, that are delivered through external providers. In addition, education sessions led by members of senior management are made available to the directors on an in-boardroom basis either as standalone sessions or as part of an informal breakfast or dinner topic in connection with regular Board meetings. These sessions generally supplement the topics covered with new directors through the director orientation modules. Topics covered during these sessions included updates on economic or market events, including investor engagement and activism, developments in strategic or business initiatives, such as artificial intelligence, and information technology and cybersecurity. In addition, the agenda for Board meetings periodically feature touchpoints for the Directors to engage with employees beyond Executive Committee members in an effort to support the Board’s oversight over and understanding of, developments and initiatives impacting the general workforce population. Materials related to these informational sessions are maintained and catalogued for a director’s future reference (or for new directors, for use as part of the onboarding package). Directors are encouraged, including in the annual Board and committee evaluation process, to provide feedback regarding topics they would like to cover in continuing education sessions.

We have a policy for the reimbursement of reasonable out-of-pocket expenses incurred by a director in connection with his or her participation in continuing education sessions.

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Proactive Stockholder Engagement Program

We conduct extensive governance reviews and investor outreach throughout the year. Through our investor engagement process in 2023 and 2024, we reached out to stockholders holding over 65% of our outstanding common stock and held discussions with those that accepted our invitation. These discussions included representatives from our Investor Relations, Enterprise Sustainability, Corporate Governance and Human Resources teams and addressed topics such as company strategy and senior leadership succession, executive compensation, corporate governance, diversity and other issues relating to our Enterprise Sustainability strategy.

Management reports regularly to the independent directors regarding investor discussions and feedback to keep them informed of stockholders’ perspectives on a variety of issues, including governance, strategy and performance, and to enable them to consider and address those matters effectively. Occasionally, directors may participate in meetings with individual directors on certain governance topics. Stockholder feedback has played a significant role in company decisions such as the design and implementation of a stockholder written consent right.

Board Leadership Structure

The Board’s independent directors review the Board’s leadership structure and the selection of the Chair of the Board on an annual basis, or more frequently as necessary, to help ensure the current arrangement best serves the interests of the company at any given time. As part of this review, the independent directors evaluate whether they believe that the position of Chair should be held by the CEO, in which case an independent Lead Director would be selected, or that the Chair and CEO roles should be separated. In light of the Board’s composition, the CEO succession process, the company’s size, the nature of the company’s business, the regulatory framework under which the company operates, the company’s stockholder base, the company’s peer group and other relevant factors, the independent directors of the Board have determined that it was appropriate to maintain a separation between the positions of Chair and CEO. As a result, the Board appointed Joseph J. Echevarria as independent Chair. Mr. Vince, the company’s President and CEO, serves as a non-independent member of the Board.

If the Board determines to appoint the CEO as Chair, then the independent directors will also appoint an independent Lead Director who will carry out the duties specified in our Corporate Governance Guidelines.

Independent Chair Duties and Responsibilities

The duties and responsibilities of our independent Chair are robust and include:

• acting as a liaison between and among the other independent directors, the CEO and management generally;

• presiding over Board and stockholder meetings;

• having the authority to call a special meeting of the independent directors or the full Board;

• reviewing and approving Board meeting agendas, materials and schedules;

• leading executive sessions and meetings of independent directors;

• being available to meet with major stockholders and regulators as applicable; and

• consulting with the HRC Committee on CEO compensation and with the CGNSR Committee on CEO succession planning.

Director Independence

Our Board has determined that 10 of our 11 director nominees are independent. Our independent director nominees are Linda Z. Cook; Joseph J. Echevarria; M. Amy Gilliland; Jeffrey A. Goldstein; K. Guru Gowrappan; Ralph Izzo;

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Sandie O’Connor; Elizabeth E. Robinson; Rakefet Russak-Aminoach; and Alfred W. “Al” Zollar. Our President and CEO, Robin Vince, is not independent. In addition, our Board has determined that Frederick O. Terrell, who resigned as a director effective June 30, 2023, was independent for the period in 2023 during which he served on the Board.

Our Standards of Independence

For a director to be considered independent, our Board must determine that the director does not have any direct or indirect material relationship with us. Our Board has established standards (which are outlined in our Corporate Governance Guidelines) based on specified categories and types of transactions, which conform to, or in some cases are more exacting than, the independence requirements of the New York Stock Exchange (“NYSE”) and the SEC. As part of the oversight of director independence determinations, the CGNSR Committee undertakes an initial review and makes recommendations regarding each director’s independence to the Board based on its application of these standards.

Our Board will also determine that a director is not independent if it finds that the director has material business arrangements with us that would jeopardize that director’s judgment. In making this determination, our Board reviews business arrangements between the company and the director and between the company and any other company for which the director serves as an officer or general partner, or of which the director directly or indirectly owns 10% or more of the equity. Our Board has determined that these arrangements will not be considered material if:

•	they are of a type that we usually and customarily offer to customers or vendors;

•	they are on terms substantially similar to those for comparable transactions with other customers or vendors under similar circumstances; or

•	in the case of personal loans, the loans are subject to and in compliance with Regulation O of the Board of Governors of the Federal Reserve System (“Regulation O”).

Our Board may also consider other factors as it may deem necessary to arrive at sound determinations as to the independence of each director, and such factors may override the conclusion of independence or non-independence that would be reached by reference to the factors listed above.

In determining that each of the non-management directors who served on our Board in 2023, as well as the director nominee that does not currently serve on our Board, is independent, our Board reviewed the standards described above, the corporate governance rules of the NYSE and the SEC, and the individual circumstances of each nominee.

The following categories or types of transactions, relationships and arrangements were considered by the Board in determining that a director is independent. None of these transactions, relationships or arrangements rose to the level that would require disclosure under our related party transactions policy, which is described in more detail on page 32. In addition, in each case, the amounts involved were below the thresholds of the corporate governance rules of the NYSE and the SEC and our Corporate Governance Guidelines, including that none of the transactions described below were in an amount that exceeded the greater of $1 million or 2% of such other entity’s consolidated gross revenues for its last reported fiscal year:

•

Purchases of goods or services in the ordinary course of business. The company and its subsidiaries purchased goods and services during the last three years from an entity for which Mr. Zollar served as an executive or was otherwise employed. All of these purchases were made in the ordinary course of business. For each of the last three years, these purchases, in the aggregate, fell substantially below the 2% threshold of the seller’s annual revenue or of our annual revenue for 2023.

•

Sales of goods or services in the ordinary course of business. The company and its subsidiaries provided various financial services during the last three years—including asset servicing, corporate trust, depositary receipts, treasury, or credit services—to certain entities for which each of Ms. Cook, Ms. Gilliland, Mr. Goldstein, or Mr. Terrell served as an executive officer or was otherwise employed for a period in 2023. All of the services were

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provided in the ordinary course of our business and at prevailing customer rates and terms. For each of the last three years, the amount of fees paid to us by each purchaser in each case fell substantially below the 2% threshold of the purchaser’s annual revenue for its last reported fiscal year and of our annual revenue for 2023.

•	Customer relationships. Neither we nor our subsidiaries provided any ordinary course services, such as asset management services or banking services, to any independent director in 2023.

•

Charitable contributions. We made (directly, through our subsidiaries or by foundations sponsored by us) charitable contributions to not-for-profit, charitable or tax-exempt organizations for which Mr. Izzo or Mr. Terrell served as a director, executive officer or trustee (or for which a family member served as an executive officer) during 2023. In 2023, charitable contributions to these organizations did not exceed the thresholds set out in the corporate governance rules of the NYSE and the SEC and our Corporate Governance Guidelines.

•

Beneficial ownership or voting power. In the ordinary course of our investment management business, we beneficially own or have the power to vote (directly or through our subsidiaries or through funds advised by our subsidiaries) shares of certain entities for which each of Ms. Cook, Ms. Gilliland, Mr. Gowrappan, and Mr. Zollar, respectively, served as an executive or was otherwise employed in 2023. As of December 31, 2023, we, our subsidiaries or funds advised by our subsidiaries, in the aggregate, owned or had the power to vote less than 1% of the outstanding shares of any such entity.

Our Board, on the basis of the analysis and recommendations conducted by the CGNSR Committee, determined that none of the transactions, relationships or arrangements described above constituted a material relationship between the respective director and our company or its subsidiaries for the purpose of the corporate governance rules of the NYSE and SEC and our Corporate Governance Guidelines. As such, our Board determined that these transactions, relationships and arrangements did not affect the independence of such director and did not impair his or her ability to act in the best interests of the company and our stockholders.

Business Relationships and Related Party Transactions Policy

The Board has adopted a policy on related party transactions (our “related party transactions policy”), which was reviewed by the CGNSR Committee. Our related party transactions policy was most recently reviewed and amended by the Board in 2021. The policy provides that the CGNSR Committee, or another Board committee consisting solely of independent directors, must approve any transaction(s) in which (i) the company or any of its subsidiaries was, is or will be a participant, (ii) the amount involved exceeds $120,000 or the company’s Legal Department otherwise considers it appropriate to bring the transaction to the designated committee for review and (iii) any “related person” had, has or will have a direct or indirect material interest. A “related person” includes directors, nominees for director, executive officers, members of such persons’ immediate families, and greater than 5% beneficial owners (including BlackRock, Inc., Dodge & Cox, and The Vanguard Group, each of which is a beneficial owner of more than 5% of our outstanding common stock based on a review of such holder’s Schedule 13G filings). Consistent with SEC rules, our related party transactions policy provides that certain transactions, including employment relationships and ordinary course non-preferential transactions, entered into with a related person are not considered to be related party transactions and are not required to be disclosed or approved by the CGNSR Committee. In 2023, there were no related party transactions that required CGNSR Committee approval or disclosure in this proxy statement.

Our related party transactions policy provides that the CGNSR Committee may recommend to our Board from time to time the adoption of resolutions pre-approving certain types or categories of transactions that the CGNSR Committee determines in good faith are in, or are not inconsistent with, our best interests and the best interests of

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our stockholders. While no related party transactions in 2023 required specific CGNSR Committee approval or proxy statement disclosure, the Board adopted a resolution on recommendation from the CGNSR Committee pre-approving certain transactions for 2023, and again for 2024. The categories of transactions that are pre-approved for 2024 include the sale or other provision of products and services (not subject to Regulation O or other specific regulatory requirements) by our company or its subsidiaries to directors and members of their immediate families, director-related companies, executive officers and members of their immediate families and beneficial owners of more than 5% of our common stock in the ordinary course and on terms generally offered in transactions with non-related persons, as well as certain employment relationships. Transactions subject to Regulation O or other specific regulatory requirements are approved as required pursuant to such regulations. Transactions that are subject to pre-approval continue to be periodically reported to the CGNSR Committee and any such transaction or potential transaction may be submitted to the CGNSR Committee for review and approval if deemed appropriate.

In the ordinary course of business, we periodically have, and expect to continue to have, banking and other transactions, including asset management services, banking services, broker services and credit services, with related persons. Any loans to related persons, and any transactions involving financial products and services provided by the company to such persons and entities, are made in the ordinary course of business and on substantially the same terms, including interest rates and collateral (where applicable), as those prevailing at the time for comparable transactions with persons and entities not related to the company, and do not involve more than the normal risk of collectability or present other unfavorable features.

Under the related party transactions policy, in making its determination to approve a related party transaction, the CGNSR Committee may take into consideration all relevant facts and circumstances available to it, including but not limited to:

•	the related person’s relationship to us and interest in the transaction;

•	the material facts of the transaction, including the amount involved;

•	the benefits to us of the transaction;

•	the availability from other sources of comparable products or services; and

•	an assessment of whether the transaction is on terms that are comparable to the terms available to or from an unrelated third party or to employees generally.

The CGNSR Committee also may consider the impact on a director’s independence in the event the related person is a director or an immediate family member of a director.

Under the related party transactions policy, no member of the CGNSR Committee may participate in the review, consideration, approval or ratification of any related party transaction with respect to which such member or any of his or her immediate family members is the related person. The CGNSR Committee may approve only those related party transactions that are in, or are not inconsistent with, our best interests and the best interests of our stockholders, as the CGNSR Committee determines in good faith.

If a related party transaction is identified after it is already ongoing or completed, the policy requires that such transaction must be submitted to the CGNSR Committee promptly for ratification, applying the standards described above. In this circumstance, the CGNSR Committee will evaluate all options available, including ratification, amendment, termination or rescission of the transaction.

Our related party transactions policy does not limit or affect the application of our other policies applicable to our directors, executive officers and other related persons, including our Employee Code of Conduct and Directors’ Code of Conduct.

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Our Approach to Sustainability

Sustainability informs the management of our own operations, the solutions we build to support our clients, and how we partner and engage with our stakeholders and communities. We consider where we have the greatest opportunity to create value, how we proactively and appropriately manage the effect of our business, the effects our business has on the environment and regions around the world where we operate, as well as the effects that these factors can have on our business.

Sustainability is important to our clients and as a driver of resilience in the financial system. Individually, our clients are working towards meeting their own sustainability objectives and navigating new risk management and regulatory compliance requirements. Collectively, market participants are looking for financial solutions and opportunities in response to macroeconomic and structural global challenges, including energy transition, climate resilience, and serving communities.

We’re leveraging our global reach and platforms to help advance sustainability and community. That work begins with managing our own operations for the long term and extends to helping our clients to meet their own sustainability and community goals through the products and solutions we offer.

Governance and Oversight

The work of considering and integrating sustainability-related topics across all levels of our company extends from the highest level of leadership to employees across the globe. In 2023, BNY Mellon named the Bank’s first Chief Sustainability Officer (“CSO”) and launched a new office to develop, lead and oversee execution of a global sustainability strategy. Sustainability-related matters are overseen by the CGNSR Committee. Our directors bring a diverse set of skills, experience and expertise on a variety of sustainability-related matters and provide guidance and challenge to management with respect to our sustainability strategy and business practices. The Business Management and Client Committee (“BMCC”), composed of a subset of Executive Committee members, is responsible for reviewing sustainability strategies, guidelines, and policies. The Sustainability Advisory Council, composed of senior employees with sustainability expertise representing a range of lines of business, corporate functions and legal entities, provides input and recommendations to the BMCC and CSO.

Throughout 2023, the Board held sessions with members of senior management and outside experts to discuss Sustainability strategy. The CGNSR Committee monitors a broad range of activities related to sustainability, including matters relating to climate change and environmental sustainability; public policy and government affairs; belonging and inclusion; and enterprise sustainability generally. Senior management meets with the CGNSR Committee regularly, as well as the Board when appropriate, to present updates regarding management of sustainability matters, and may also provide other important information such as stakeholder input and peer comparison. These sessions provide the CGNSR Committee and the Board with the opportunity to discuss with management progress on our goals, forward-looking goal setting, our overall sustainability strategies and public reporting initiatives with respect to such matters.

Managing for the Long Term

Within our operations, we focus on the sustainability topics important to our stockholders and other stakeholders. In 2020 we launched five-year goals and key performance indicators (“KPIs”) informed by the topics identified in our most recent materiality assessment. Our 2023 Sustainability Report (which will be available later this year on our website) will provide a more comprehensive review of our firm-wide sustainability strategy, as well as detail on the progress of key metrics. Previous reports can be found on our website. See “Helpful Resources” on page 113.

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Spotlight on Climate and Environmental Sustainability

Across our company, we implement a range of initiatives that promote environmental sustainability.

•

In 2023 we met our commitment to maintain carbon neutrality in our operations on an annual basis, which we have done successfully for nine consecutive years by reducing energy consumption through investments in energy efficiency, procuring renewable electricity, and purchasing carbon offsets to compensate for any remaining emissions from our global real estate and data center footprint. In 2018, we set a series of targets for 2025 in the categories of waste, paper and water. We have met or continue to make progress toward these targets. In 2022, we successfully diverted 72% of office waste from landfills (targeting 80% by 2025), met our target of diverting 100% of technology waste from landfills, maintained paper neutrality globally, and reduced total water consumption by 49% (relative to a 2015 baseline).

•

In 2018 we also committed to reduce our Scope 1 and 2 greenhouse gas (GHG) emissions by 20% by 2025 relative to a 2018 baseline, consistent with a maximum temperate rise of 2[o]C. We achieved 20% reduction for the first time in 2020 and have maintained or exceeded the reduction target in each year since, with 32% reduction relative to our 2018 baseline at year end 2022. In 2023 we conducted an in-depth review, and we are now working towards delivering GHG emissions reductions in relevant areas of our Scope 1 and Scope 2 operational emissions and on-balance sheet Scope 3 financed emissions consistent with 1.5[o]C pathways by 2030. This approach reflects our commitment to resiliency and sustainability across our business activities and operations, that is grounded on data, analysis and execution.

•

In addition, we have developed an enterprise climate strategy that integrates climate change as a strategic consideration in our business and operations, incorporates climate-related risk into our enterprise risk management practices, promotes transparency through disclosure and stakeholder engagement, and advances industry best practices through thought leadership and collaboration.

Spotlight on Belonging and Inclusion

•

Belonging and inclusion is integral to our business strategy, who we are as a company, what our people experience as members of our global team, and how we serve all stakeholders. Our four-pillar strategy (Leadership, Business Integration, Talent and Culture, Community) is embedded in our business strategy, operating model, talent experience and client value proposition. We strive to create an environment of diverse backgrounds, experience and expertise to produce better ideas and business outcomes.

•

We value a diverse and inclusive workforce that reflects the communities we work in and the clients that we serve. In 2023 we increased representation of women among senior leaders globally and increased ethnic/racial representation in our U.S. workforce among early career talent and mid-level, senior and executive leaders compared to 2022.

•

We were proud to maintain our strong track record of recognition as an industry leader across a range of belonging and inclusion indexes, including a perfect score on the 100 Disability Equality Index, recognizing best places to work for Disability Inclusion; six consecutive years on the Bloomberg Gender-Equity Index, and a perfect score and 16 consecutive years on the Human Rights Campaign Best Places to Work for LGBTQ+ Equality.

Sustainable Solutions

By embedding sustainability principles across our lines of business, we strive to offer solutions that can support our clients with sustainability objectives and requirements across each of our key product offerings—from responsible investment to data and analytics to advisory to financial infrastructure. We focus activities in areas that represent

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our view of key risks and opportunities across the segments and sectors we serve, and the areas where we can best leverage the capabilities of our people and platforms to the benefit of our clients and our stakeholders. We support our clients by deploying core capabilities to enable sustainable outcomes, through our dedicated sustainable offerings, and by partnering with our clients to design and execute on solutions to meet new market and financial infrastructure challenges.

One key area of focus is promoting inclusive economies by enabling market access and creating opportunity for under-represented communities. Examples of our initiatives in 2023 include:

•

BNY Mellon partnered with MoCaFi (a minority owned fintech platform established to empower traditionally underserved communities) to enable seamless distribution of payments and disbursements like disaster relief financial aid and employee payroll to individuals who lack access to traditional financial services. This alliance enables our Treasury Services business to provide digital disbursement payment services to federal, state, and local governments, as well as corporate clients, through MoCaFi’s platform.

•

In May, BNY Mellon completed an offering of $500 million debt issuance with minority, veteran, and woman- owned investment firms coming together to serve as joint bookrunning managers of the offering—the first note issuance for a globally systemically important bank led entirely by minority, veteran, and women owned firms as bookrunners, roles typically taken on by large financial institutions. This offering built on BNY Mellon-issued $1.7 billion of senior medium-term notes with minority-owned financial institutions serving as joint lead bookrunners on the offering, in April 2022, and participation of eight veteran-owned broker dealers in a November 2022 offering of $750 million of senior bank notes.

•

Building on the success of the BOLD Shares model introduced in 2022 in partnership with Howard University, in 2023 we introduced SPARK Shares, a new share class of the flagship Dreyfus Government Cash Management Fund. SPARK Shares empower institutional clients to align their liquidity investments with their philanthropic goals by contributing 10% of net revenue to an eligible nonprofit of their choice. The share class launched in September with $1 billion in assets from inaugural institutional investors.

For additional information on the oversight responsibilities of the standing committees of the Board, including the CGNSR Committee and the HRC Committee, see “Committees and Committee Charters” on page 38. For information on our Sustainability-related policies and related resources, see “Helpful Resources” on page 113.

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ITEM 1. ELECTION OF DIRECTORS Corporate Governance and Board Information

Oversight of Risk

Effective risk management is core to the company’s strategy, business and operations. We maintain a comprehensive risk management framework that is designed to enable intelligent risk-based decisions that support our responsible growth by appropriately identifying, measuring and mitigating material risks. Our primary risk exposures as well as our risk management framework and methodologies are discussed in further detail on pages 48 through 55 in our 2023 Annual Report. In addition, refer to “How We Address Risk and Control” on page 75 below for a discussion of risk assessment as it relates to the role of the HRC Committee in relation to our compensation program. Additional details regarding the standing committees of the Board, including the Risk Committee and the Audit Committee, can be found in “Committees and Committee Charters” on page 38 below.

Entity	Primary Responsibilities for Risk Management

Risk Committee of the Board, comprised entirely of independent directors

• Review and approval of significant enterprise-wide risk management policies and associated risk management frameworks of the company.

• Review and approval of the company’s risk appetite statement on an annual basis, and approval of any material amendment to the statement.

• Review of significant risk exposures and the steps management has taken to identify, measure, monitor, control and report such exposures, including risks such as credit, market, liquidity, operational (including fiduciary and technology risks), strategic and model risks and risks associated with incentive compensation plans.

• Evaluation of risk exposure and tolerance.

• Review and evaluation of the company’s practices with respect to risk assessment and risk management.

• Review, with respect to risk management and compliance, of (1) issues identified by the company’s Risk and Compliance department and the Internal Audit department (“Internal Audit”), and management’s responses and follow-ups, (2) corporate-wide compliance with laws and regulations, and (3) significant examination reports and associated matters identified by regulatory authorities and management’s responses.

• Review the Risk and Compliance department’s scope of work and its planned activities.

Audit Committee of the Board, comprised entirely of independent directors

• Review processes used by the company to manage and assess risk, including related policies.

• Oversight responsibility with respect to the integrity of our company’s financial reporting and systems of internal controls regarding finance and accounting, as well as our financial statements.

• Coordinate with the Risk Committee so that each Committee has received and, when appropriate, discussed the information necessary to fulfill each Committee’s respective responsibilities and duties with respect to areas of common interest (including, among other matters, the company’s methods for identifying and managing risks).

• Review of periodic reports regarding corporate-wide compliance with laws and regulations.

• Review of any items escalated by the Risk Committee that have significant financial statement impact or require significant financial statement/regulatory disclosures.

• Review processes for managing and assessing risk through the Risk Committee and management-level risk committees.

BNY MELLON 2024 PROXY STATEMENT 37

ITEM 1. ELECTION OF DIRECTORS Corporate Governance and Board Information

Entity	Primary Responsibilities for Risk Management

Management

• Risk and Compliance: Implement an effective risk management framework and daily oversight of risk.

• Internal Audit: Provide reliable and timely information to our Board and management regarding our company’s effectiveness in identifying and appropriately controlling risks.

• Senior Risk and Control Committee: As the most senior management-level risk governance body at the company, review significant risk events, emerging risks and drivers of risk, and top risks on an ongoing basis. Provide oversight for all risk management, compliance and ethics activities and processes, including the risk framework.

Our Chief Risk Officer reports to the Risk Committee, which is responsible for approving the Chief Risk Officer’s appointment and annually reviewing his or her compensation and performance. The Senior Risk and Control Committee is chaired by the Chief Risk Officer and escalates issues to the Risk Committee, the Audit Committee, or to the full Board of Directors or other committees of the Board, as needed. Our company has also formed several risk management sub-committees to identify, assess and manage risks. Each risk management sub-committee reports its activities to the Senior Risk and Control Committee and any significant changes in the key responsibilities of any sub-committee, or a change in the Chair of any sub-committee, must be approved by the Senior Risk and Control Committee.

Our company also has a comprehensive internal risk framework, which facilitates risk oversight by the Risk Committee. Our risk management framework is designed to:

•	identify, measure, monitor, control and report risks appropriately;

•	define and measure the type and amount of risk the company is willing to take;

•	communicate the type and amount of risk taken to the appropriate level;

•	maintain a risk management organization that is independent of risk-taking activities; and

•	promote a strong risk management culture that encourages a focus on risk-adjusted performance.

Board Meetings and Committee Information

Board Meetings

Our Corporate Governance Guidelines provide that our directors are expected to attend our Annual Meeting of Stockholders and all regular and special meetings of our Board and committees on which they sit. All of our directors attended our 2023 Annual Meeting of Stockholders in-person.

In the context of a challenging and volatile environment, including in connection with the events leading to several bank failures in the first half of 2023, our Board convened several special meetings, in addition to its regular meeting schedule, and maintained close engagement with senior management on a variety of topics related to organization strategy and business performance. Our Board held 17 meetings in 2023.

Each incumbent director attended at least 75% of the aggregate number of meetings of our Board and of the committees on which he or she served, and the average attendance rate for incumbent directors in 2023 was approximately 98%.

Committees and Committee Charters

Our Board has established six standing committees, each consisting entirely of independent directors. A description of each standing committee is provided below. Each committee makes recommendations to our Board as

38 BNY MELLON 2024 PROXY STATEMENT

ITEM 1. ELECTION OF DIRECTORS Corporate Governance and Board Information

appropriate and reports periodically to the entire Board. Four of the six standing committees are chaired by a diverse director and our Corporate Governance Guidelines provide that committee chairs are expected to serve in such capacity for up to five years. Through the course of 2023, the CGNSR Committee regularly reviewed the composition and structure of the Board’s standing committees and the tenure of the committee chairs. The CGNSR Committee’s review is intended to support an appropriate distribution across, and skill sets within, each committee, as well as to advance the Board’s refreshment and succession planning efforts, including in connection with the resignation of Mr. Frederick O. Terrell as a director (and from his Audit Committee and HRC Committee memberships) in June, 2023. On the basis of this review, the CGNSR Committee recommended, and the Board approved, that Ms. Cook assume the role of Chair of the Audit Committee and that Ms. Robinson join the HRC Committee and assume the role of Chair of the committee, in each case effective June 30, 2023.

Additional information about the standing committees can be found in their charters, which are available on our website (see “Helpful Resources” on page 113).

Audit Committee Committee Members: Linda Z. Cook (Chair), Joseph J. Echevarria, M. Amy Gilliland, Ralph Izzo 4 Independent Members 11 Meetings in 2023

Overseeing Independent Registered Public Accountant. Our Audit Committee has direct responsibility for the appointment, compensation, annual evaluation, retention and oversight of the work of the registered independent public accountants engaged to prepare an audit report or to perform other audit, review or attestation services for us. The Committee is responsible for the pre-approval of all audit and permitted non-audit services performed by our independent registered public accountants and each year, the Committee recommends that our Board request stockholder ratification of the appointment of the independent registered public accountants.

Overseeing Internal Audit Function. The Committee acts on behalf of our Board in monitoring and overseeing the performance of our internal audit function. The Committee reviews the organizational structure, qualifications, independence and performance of Internal Audit and the scope of its planned activities, at least annually. The Committee also approves the appointment of our internal Chief Auditor, who functionally reports directly to the Committee and administratively reports to the CEO, and annually reviews his or her performance and, as appropriate, replaces the Chief Auditor.

Overseeing Internal Controls over Financial Statements and Reports. The Committee oversees the operation of a comprehensive system of internal controls covering the integrity of our financial statements and reports, compliance with laws, regulations and corporate policies. Quarterly, the Committee reviews a report from the company’s Disclosure Committee and reports concerning the status of our annual review of internal control over financial reporting, including (1) information about (a) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect our ability to record, process, summarize and report financial information and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in our internal control over financial reporting, and (2) management’s responses to any such circumstance. The Committee also oversees our management’s work in preparing our financial statements, which will be audited by our independent registered public accountants.

Financial Planning and Analysis. The Committee reviews: (1) financial forecasts, operating budgets, capital expenditures and expense management programs, and progress relative to targets and relative to competitors; and (2) plans with regard to net interest revenue, investment portfolio activities and progress relative to such plans and activities.

Members and Financial Expert. The Committee consists entirely of directors who meet the independence requirements of listing standards of the NYSE, Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the Federal Deposit Insurance Corporation (“FDIC”). All members are financially literate within the meaning of the NYSE listing standards as interpreted by our Board and are outside directors, independent of management, and are not large customers of the company, under the FDIC’s rules and regulations. Our Board has determined that (i) each of Ms. Gilliland and Messrs. Echevarria and Izzo satisfy the definition of “audit committee financial expert” as set out in the rules and regulations under the Exchange Act, based upon their experience actively supervising a principal accounting or financial officer or public accountant, (ii) each of Messrs. Echevarria and Izzo has “banking or financial management expertise” as set out in the FDIC’s rules and regulations, and (iii) each of Mses. Cook and Gilliland and Messrs. Echevarria and Izzo has accounting or related financial management expertise within the meaning of the NYSE listing standards as interpreted by our Board.

BNY MELLON 2024 PROXY STATEMENT 39

ITEM 1. ELECTION OF DIRECTORS Corporate Governance and Board Information

Corporate Governance, Nominating and Social Responsibility Committee Committee Members: Ralph Izzo (Chair), Linda Z. Cook, Joseph J. Echevarria 3 Independent Members 5 Meetings in 2023

Corporate Governance Matters. As further described on page 34, the CGNSR Committee assists our Board in identifying, reviewing and recommending individuals qualified to become Board members. The Committee periodically considers the size of our Board and recommends changes to the size as warranted and is also responsible for developing and recommending to our Board changes to our Corporate Governance Guidelines from time to time as may be appropriate. In addition, the Committee oversees the evaluation process of our Board and its committees, reviews the structure and responsibilities of the Board’s committees and annually considers committee assignments, recommending changes to those assignments as necessary. The CGNSR Committee is further responsible for reviewing succession plans for the CEO and reporting to the Board on its succession planning activities at least annually.

Oversight of Director Compensation and Benefits. The Committee reviews non-employee director compensation on an annual basis and makes recommendations to our Board regarding appropriate levels of compensation, and is responsible for approving compensation arrangements for non-employee members of the Boards of our significant subsidiaries.

Sustainability and Impact. The Committee promotes a culture that emphasizes and sets high standards for corporate citizenship and reviews corporate performance against those standards. The Committee is responsible for the oversight of the company’s significant sustainability programs and initiatives, including Enterprise Sustainability strategy and governance, review and oversight of the annual Enterprise Sustainability Report, strategic philanthropy and employee community involvement, public policy and advocacy (including lobbying and political contributions), environmental sustainability and management, supply chain sustainability considerations, and significant reporting related to such matters. The Committee also provides oversight for the company’s compliance with the Community Reinvestment Act and Fair Lending laws and considers the impact of the company’s businesses, operations and programs from a social responsibility perspective, taking into account the interests of stockholders, clients, suppliers, employees, communities and regulators.

For additional information regarding the company’s commitment to sustainability and corporate social responsibility and recent initiatives, see “Our Approach to Sustainability” on page 34 and “Helpful Resources” on page 113.

Finance Committee Committee Members: Joseph J. Echevarria (Chair), Jeffrey A. Goldstein, Elizabeth E. Robinson 3 Independent Members 5 Meetings in 2023	The Finance Committee assists the Board in fulfilling its responsibilities with respect to the monitoring and oversight of the company’s financial resources and strategies. The Committee’s responsibilities and duties include reviewing the company’s capital structure, annual capital plan, capital raising and capital distributions as well as the financial aspects of our recovery and resolution plans and our asset/liability management. In addition, the Committee is responsible for approving and recommending to our Board our annual capital plan submission to the applicable regulators as well as our capital management policy.

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ITEM 1. ELECTION OF DIRECTORS Corporate Governance and Board Information

Human Resources and Compensation Committee Committee Members: Elizabeth E. Robinson (Chair), Linda Z. Cook, M. Amy Gilliland, Jeffrey A. Goldstein, Ralph Izzo 5 Independent Members 7 Meetings in 2023

Compensation and Benefits. The HRC Committee is generally responsible for overseeing our employee compensation and benefit policies and programs, our management development, succession and retention programs and our diversity initiatives. The Committee also administers and makes equity and/or cash awards under plans adopted for the benefit of our employees to the extent required or permitted by the terms of these plans, establishes any related performance goals and determines whether and the extent to which these goals have been attained. The Committee also evaluates and approves the total compensation of the CEO and all other executive officers and makes recommendations concerning equity-based plans, which recommendations are subject to the approval of our entire Board. The Committee also oversees certain retirement plans that we sponsor.

CEO Compensation. The Committee reviews and approves corporate goals and objectives relevant to the compensation of our CEO, reviews his performance in light of those goals and objectives, and determines and approves his compensation on the basis of its evaluation. With respect to the performance evaluation and compensation decisions regarding our CEO, the Committee reports its preliminary conclusions to the other independent directors of our full Board in executive session and solicits their input prior to finalizing its decisions.

Executive Compensation. The Committee establishes the compensation of executive officers, oversees executive compensation and periodically reviews the recruitment, appointment, promotion, performance, succession and retention of the Corporation’s senior managers and potential senior managers.

Delegated Authority. The Committee has delegated to our CEO the responsibility for granting equity awards to certain employees, other than to himself or to our executive committee members, who are eligible to receive grants under our 2023 Long-Term Incentive Plan (“LTIP”). This delegated authority extends to both annual equity awards and equity awards granted outside of the annual awards process (“off-cycle awards”). Our CEO’s delegated authority is subject to certain limitations, including the aggregate shares represented by plan awards that may be granted to any one individual in any calendar year (100,000, to any one individual, with a maximum of 1,000,000 aggregate shares represented by plan awards for off-cycle awards in any calendar year). The Committee has also delegated authority to our Chief People Officer (or head of the company’s human resources function) to make off-cycle grants to certain employees other than herself and executive committee members with a value of less than or equal to $250,000 (subject to the same limitations as the CEO’s delegated authority). In addition, the Committee may delegate limited authority to our CEO to grant awards under the LTIP beyond these limits in connection with specific acquisitions or similar transactions.

Management Involvement. Our management provides information and recommendations for the Committee’s decision-making process regarding the amount and form of executive compensation, except that no member of management will participate in the decision-making process with respect to his or her own compensation. The “Compensation Discussion & Analysis” starting on page 49 discusses the role of our CEO in determining or recommending the amount and form of executive compensation. In addition, we address the respective roles of our management, its advisors and the Committee’s independent outside compensation advisor in determining and recommending executive compensation on page 43.

BNY MELLON 2024 PROXY STATEMENT 41

ITEM 1. ELECTION OF DIRECTORS Corporate Governance and Board Information

Risk Committee Committee Members: Jeffrey A. Goldstein (Chair), K. Guru Gowrappan, Sandie O’Connor, Elizabeth E. Robinson, Alfred W. “Al” Zollar 5 Independent Members 5 Meetings in 2023	See “Oversight of Risk” on page 37 above for a discussion of the Risk Committee’s duties and responsibilities, which include: (1) review and approval of significant enterprise-wide risk management policies and associated risk management frameworks; (2) review and approval of the company’s risk appetite statement; (3) review of significant risk exposures; (4) evaluation of risk exposure and tolerance; (5) review and evaluation of the company’s practices with respect to risk assessment and risk management; and (6) review, with respect to risk management and compliance, of certain significant management and/or regulatory reports. Our Board has determined that Mr. Goldstein satisfies the independence requirements to serve as Chair of the Risk Committee set out in the Board of Governors of the Federal Reserve System rules and has experience in identifying, assessing and managing risk exposures of large, complex financial firms based upon his senior leadership experience at a number of financial institutions.

Technology Committee Committee Members: Alfred W. “Al” Zollar (Chair), M. Amy Gilliland, K. Guru Gowrappan, Sandie O’Connor, Elizabeth E. Robinson 5 Independent Members 5 Meetings in 2023	Technology Planning and Strategy. The Technology Committee is responsible for reviewing and approving the company’s technology planning and strategy, reviewing significant technology investments and expenditures, and monitoring and evaluating existing and future trends in technology that may affect our strategic plans, including monitoring overall industry trends. The Committee receives reports from management concerning the company’s technology and approves related policies or recommends such policies to the Board for approval, as appropriate. The Committee also reviews risks associated with technology. For example, in addition to the cybersecurity program update that is provided to the full Board on an annual basis, the Technology Committee is regularly apprised of information security and cybersecurity matters through periodic and as-needed reporting from management.

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ITEM 1. ELECTION OF DIRECTORS Corporate Governance and Board Information

Compensation Consultants to the HRC Committee

The HRC Committee has the sole authority to retain, terminate and approve the fees and other engagement terms of any compensation consultant directly assisting the committee, and may select or receive advice from any compensation consultant only after taking into consideration all factors relevant to the consultant’s independence from management, including the factors set forth in the NYSE’s rules.

The HRC Committee engaged Meridian Compensation Partners, LLC (“Meridian”) to serve as its compensation consultant for 2023. As discussed in greater detail in the “Compensation Discussion & Analysis” beginning on page 49 below, throughout the year, the compensation consultant assists the committee in its analysis and evaluation of compensation matters relating to our executive officers. The HRC Committee’s independent compensation consultant reports directly to the HRC Committee, attends the meetings of the committee, and meets with the committee in executive session without management present. The compensation consultant also reviews and provides input on committee meeting materials and advises on other matters considered by the committee.

The HRC Committee annually reviews the independence of its compensation consultant. Throughout the year, Meridian worked with management in executing its services to the HRC Committee, but did not provide services to management without pre-approval by the committee Chair. In addition, Meridian maintains, and has provided to the HRC Committee, a written policy designed to avoid and address potential conflicts of interest. The HRC Committee considered the company’s relationship with Meridian during the year, assessed the independence of Meridian pursuant to SEC and NYSE rules, and concluded that there are no conflicts of interest that would prevent Meridian from independently representing the HRC Committee.

During 2023, in addition to serving as the HRC Committee’s independent compensation consultant, Meridian also advised the CGNSR Committee with respect to non-employee director compensation, as discussed further in the “Director Compensation” section below.

Contacting the Board

Interested parties may send communications to our Board, our independent directors or any Board committee through our independent Chair or, as applicable, Lead Director, in accordance with the procedures set forth on our website and our Corporate Governance Guidelines (see “Helpful Resources” on page 113).

Our Corporate Secretary is authorized to open and review any mail or other correspondence received that is addressed to the Board, any individual director or any Board committee unless the item is marked “Confidential” or “Personal”. If so marked and addressed to the Board or a Board committee, it will be delivered unopened to the independent Chair or, as applicable, Lead Director or committee chair. If so marked and addressed to an individual director, it will be delivered to the addressee unopened. If, upon opening an envelope or package not so marked, the Corporate Secretary determines that it contains a magazine, solicitation or advertisement, the contents may be discarded. Any written communication regarding accounting matters that is addressed to our Board is processed in accordance with procedures adopted by the Audit Committee with respect to the receipt, review and processing of, and any response to, such matters.

Additionally, all directors are expected to attend each Annual Meeting of Stockholders, as discussed in the “Board Meetings” section above.

BNY MELLON 2024 PROXY STATEMENT 43

ITEM 1. ELECTION OF DIRECTORS Director Compensation

Overview

Each year, the CGNSR Committee is responsible for reviewing and making recommendations to the Board regarding non-employee director compensation. The CGNSR Committee annually reviews non-employee director compensation to help ensure that it is consistent with market practice and aligns our directors’ interests with those of long-term stockholders while not calling into question the directors’ objectivity. In undertaking its review, the CGNSR Committee utilizes benchmarking data regarding non-employee director compensation of the company’s peer group based on public filings with the SEC, as well as survey information analyzing non-employee director compensation at U.S. public companies. As discussed on page 43, Meridian provides assistance to the CGNSR Committee by compiling the benchmarking data and survey information.

Our Corporate Governance Guidelines provide that compensation for our independent directors’ services may include annual cash retainers; shares of our common stock; deferred stock units or options on such shares; meeting fees; fees for serving as a committee Chair; and fees for serving as a director of one of our subsidiaries. We also reimburse directors for their reasonable out-of-pocket expenses in connection with attendance at Board meetings, including airfare expenses not exceeding the first-class commercial rate. In addition, corporate aircraft may be used for directors in accordance with the company’s aircraft usage policy. Directors will also be reimbursed for reasonable out-of-pocket expenses (including tuition and registration fees) relating to attendance at seminars and training sessions relevant to their service on the Board and in connection with meetings or conferences which they attend at the company’s request.

2023 Director Equity Compensation

Based on its review for 2023, the CGNSR Committee recommended, and the Board approved, an annual equity award with a value of $185,000 for each independent director (the same value that was awarded to independent directors in 2022). The annual equity award was granted in the form of deferred stock units that vest on the earlier of one year after the date of the award or on the date of the next Annual Meeting of Stockholders, and must be held for as long as the director serves on the Board. The units accrue dividends, which are reinvested in additional deferred stock units. This award of deferred stock units was granted shortly after the 2023 Annual Meeting of Stockholders for directors elected at such meeting.

2023 Director Cash Retainers

Each non-employee director receives an annual cash retainer for his or her service on the Board, as well as additional cash retainers if he or she serves as the independent Chair, as a Chair of a committee or as a member of the Audit Committee or Risk Committee. The following table lists the cash retainer amounts in effect for 2023:

Type of Retainer	Amount of Retainer

Annual Board Membership	$110,000

Independent Chair	$150,000

Audit or Risk Committee Membership	$15,000

HRC Committee Chair	$25,000

Audit Committee Chair*	$30,000

Risk Committee Chair*	$30,000

CGNSR Committee Chair	$25,000

Finance Committee Chair	$25,000

Technology Committee Chair	$25,000

*	Amount is in addition to the applicable committee membership retainer.

44 BNY MELLON 2024 PROXY STATEMENT

ITEM 1. ELECTION OF DIRECTORS Director Compensation

2024 Director Compensation

In conducting its annual review of director compensation, the CGNSR Committee engaged Meridian to review the design and competitiveness of our independent director compensation structure and to advise on any developments in director compensation practices. After receiving this input from Meridian, the CGNSR Committee recommended to the Board, and the Board approved, adjusting the annual equity award component of the compensation framework from $185,000 to $195,000. Consistent with the 2023 equity award, the 2024 award of deferred stock units is subject to Board approval of the grant after the 2024 Annual Meeting of Stockholders for the directors elected at such meeting. The adjustment to the compensation framework reflects the CGNSR Committee’s views regarding market practice, the critical role that our independent directors play in effectively managing the company and responding to stockholders, regulators and other key stakeholders, and the significance of the compensation framework in attracting and retaining highly qualified director candidates.

Stock Ownership Guidelines

As part of the CGNSR Committee’s annual review of the director compensation program, the CGNSR Committee also examines the stock ownership guidelines applicable to our independent directors. Under our Corporate Governance Guidelines, by the fifth anniversary of their service on the Board, directors are required to own a number of shares of our common stock with a market value of at least five times the annual cash retainer.

Our directors are not permitted to hedge, pledge or transfer any of their deferred stock units and are subject to a robust hedging and pledging policy as described in further detail under “Compensation Discussion & Analysis—Pay Practices—Hedging and Pledging” on page 71. This policy prohibits our directors from hedging or pledging company securities owned directly or indirectly and from engaging in certain transactions involving our securities and requires directors to pre-clear any transaction in company stock or derivative securities with our legal department (including gifts and other similar transactions).

Deferred Compensation

In the 2007 merger of The Bank of New York Company, Inc. and Mellon Financial Corporation (the “2007 merger”), we assumed the Deferred Compensation Plan for Non-Employee Directors of The Bank of New York Company, Inc. (the “Bank of New York Directors Plan”) and the Mellon Elective Deferred Compensation Plan for Directors (the “Mellon Directors Plan”). Under the Bank of New York Directors Plan, participating legacy Bank of New York directors continued to defer receipt of all or part of their annual retainer and committee fees earned through 2007. Under the Mellon Directors Plan, participating legacy Mellon directors continued to defer receipt of all or part of their annual retainer and fees earned through 2007. Both plans are nonqualified plans, and neither plan is funded.

Although the Bank of New York Directors Plan and the Mellon Directors Plan continue to exist, all new deferrals of director compensation by any of the independent directors have been made under the Director Deferred Compensation Plan, which was adopted effective as of January 1, 2008. Under this plan, an independent director can direct all or a portion of his or her annual retainer or other fees into either (1) variable funds, credited with gains or losses that mirror market performance of market style funds or (2) the company’s phantom stock.

BNY MELLON 2024 PROXY STATEMENT 45

ITEM 1. ELECTION OF DIRECTORS Director Compensation

2023 Director Compensation Table

The following table provides information concerning the compensation of each independent director who served in 2023. As a management director, Mr. Vince did not receive any compensation for his service on the Board.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(4)	Total ($)

Linda Z. Cook	$152,500	$185,000	—	—	$337,500

Joseph J. Echevarria(1)	$300,000	$185,000	—	—	$485,000

M. Amy Gilliland	$125,000	$185,000	—	—	$310,000

Jeffrey A. Goldstein(1)	$155,000	$185,000	—	—	$340,000

K. Guru Gowrappan(1)	$125,000	$185,000	—	—	$310,000

Ralph Izzo(1)	$150,000	$185,000	—	—	$335,000

Sandie O’Connor(1)	$125,000	$185,000	—	$110,000	$420,000

Elizabeth E. Robinson(1)	$137,500	$185,000	—	$135,000	$457,500

Frederick O. Terrell(2)	$ 77,500	$185,000	—	—	$262,500

Alfred W. “Al” Zollar	$150,000	$185,000	—	—	$335,000

(1)	Elected to defer all or part of cash compensation pursuant to the Director Deferred Compensation Plan.

(2)	Mr. Terrell resigned from the Board (and as the Chair of the Audit Committee and a member of the HRC Committee), effective June 30, 2023.

(3)

Amount shown represents the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification (or “FASB ASC”) 718 Compensation-Stock Compensation for 4,090 deferred stock units granted to each independent director in April 2023, using the valuation methodology for equity awards set forth in note 17 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023 (“2023 Annual Report”). As of December 31, 2023, each of Mses. Cook, Gilliland, O’Connor and Robinson and Messrs. Echevarria, Goldstein, Gowrappan, Izzo and Zollar owned 4,090 unvested deferred stock units.

(4)

The amount disclosed for Mses. O’Connor and Robinson reflect compensation paid in connection with their roles as a member of the Board of Directors and Chair of the Board of Directors, respectively, of BNY Mellon Government Securities Services Corp., an indirect subsidiary of the company.

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ITEM 2. ADVISORY VOTE ON COMPENSATION

Item 2. Advisory Vote on Compensation

RESOLUTION	Page 48

COMPENSATION DISCUSSION & ANALYSIS	Page 49
Introduction	Page 49
Compensation of NEOs	Page 55
Pay Practices	Page 69
How We Address Risk and Control	Page 75
Report of the HRC Committee	Page 76

EXECUTIVE COMPENSATION TABLES AND OTHER COMPENSATION DISCLOSURES	Page 77
2023 Summary Compensation Table	Page 77
2023 Grants of Plan-Based Awards	Page 79
2023 Outstanding Equity Awards at Fiscal Year-End	Page 80
2023 Option Exercises and Stock Vested	Page 82
2023 Pension Benefits	Page 83
2023 Nonqualified Deferred Compensation	Page 83
Potential Payments upon Termination or Change in Control	Page 84
Pay Ratio	Page 88
Pay Versus Performance	Page 89

BNY MELLON 2024 PROXY STATEMENT 47

ITEM 2. ADVISORY VOTE ON COMPENSATION Resolution

Proposal

We are asking our stockholders to approve the following resolution:

RESOLVED, that the stockholders approve the 2023 compensation of the named executive officers (“NEOs”), as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K of the SEC (including the “Compensation Discussion & Analysis,” the compensation tables and other narrative executive compensation disclosures).

The Board recommends that you vote “FOR” the approval of the 2023 compensation of our NEOs.

Voting

Your vote on this resolution is advisory. Although the Board is not required to take any action in response, the Board and the HRC Committee intend to consider the results of the 2024 vote when making future decisions regarding the compensation of our NEOs. The say-on-pay proposal submitted to stockholders at our 2023 Annual Meeting received 95% support.

48 BNY MELLON 2024 PROXY STATEMENT

ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

Introduction

Overview

In this Compensation Discussion & Analysis, we review the objectives and elements of the company’s executive compensation program, its alignment with company performance, and the compensation outcomes for our Named Executive Officers (“NEOs”) for the 2023 performance period as determined by our HRC Committee.

Our approach to executive compensation is designed to:

•	directly link pay to performance;

•	recognize both corporate and individual performance;

•	promote long-term stock ownership;

•	attract, retain and motivate talented executives; and

•	balance risk and reward, while taking into consideration stakeholder feedback as well as market trends and practices.

The HRC Committee reviews the company’s executive compensation program to support alignment with these goals and our long-term business strategy and priorities. In conducting this review, the HRC Committee consults with its independent compensation consultant and management, and also takes into account market trends and practices and feedback received during stakeholder engagement.

The primary elements of our compensation program for our NEOs are base salary and incentive compensation, delivered through a combination of cash, Performance Share Units (“PSUs”) and Restricted Stock Units (“RSUs”). The HRC Committee uses a scorecard approach to make incentive compensation determinations. The scorecard for each NEO includes a corporate component (which incorporates both qualitative and quantitative metrics) and an individual modifier, enabling the HRC Committee to comprehensively analyze both corporate and individual performance.

Highlights of the 2023 Compensation Program

Beginning with the 2023 performance year, the HRC Committee made two changes to support a more holistic approach to determining incentive compensation for our NEOs. First, the corporate component is now determined by evaluating a range of financial metrics (weighted 70%) as well as non-financial goals (weighted 30%). Previously, the corporate component was determined solely by the company’s operating earnings per share (“OEPS”) results. This new approach was adopted to provide the HRC Committee with a more comprehensive view of corporate performance against a variety of quantitative and qualitative measures. Second, and given this more holistic approach for evaluating the corporate component, the HRC Committee determined to apply the corporate component for all elements of incentive compensation (previously, the corporate component was not applied to determine the PSU grant value, which was determined solely by the individual modifier). The HRC Committee adopted this change to better align with peer and industry practice and to help ensure that corporate performance is comprehensively embedded in compensation outcomes which further aligns NEO compensation with the performance of the company as a whole. Additional details regarding the corporate component framework can be found starting on page 20.

Apart from the changes described above, the HRC Committee did not make any other changes to the framework for determining incentive compensation for our NEOs, including for the earnout on 2024 PSU grants. As in prior years, the HRC Committee determined that the earnout for the 2024 PSU grants (granted in 2024 for 2023 performance) will be based on the company’s return on Adjusted ROTCE and relative TSR over a three-year performance period (2024-2026). The HRC Committee believes these metrics appropriately focus our executive officers on future earnings growth and prudent capital deployment, while further aligning executive compensation with stockholder interests.

BNY MELLON 2024 PROXY STATEMENT 49

ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

Named Executive Officers

Our NEOs for 2023 are set forth in the table below.

Robin Vince President and Chief Executive Officer

Dermot McDonogh* Senior Executive Vice President and Chief Financial Officer

Roman Regelman Senior Executive Vice President and Global Head of Securities Services

Senthil Kumar Senior Executive Vice President and Chief Risk Officer

Catherine Keating Senior Executive Vice President and Global Head of Wealth Management

Bridget Engle** Senior Executive Vice President, Chief Information Officer and Global Head of Engineering

Emily Portney** Senior Executive Vice President and Global Head of Asset Servicing (Former Chief Financial Officer)

*	Dermot McDonogh became Chief Financial Officer, effective February 1, 2023.

**

In connection with an internal reorganization in 2023 resulting in the separation of the company’s Engineering and Operations functions, Ms. Engle’s role was modified to comprise Chief Information Officer and Global Head of Engineering and the company’s Operations function was moved under the Chief Administrative Office. Effective August 9, 2023, Ms. Engle is no longer an executive officer of the company. Ms. Portney served as Chief Financial Officer of the company until February 1, 2023, when she assumed her current role as Global Head of Asset Servicing. Effective August 9, 2023, Ms. Portney is no longer an executive officer of the company. Both Ms. Portney and Ms. Engle continue to serve as members of the Executive Committee.

50 BNY MELLON 2024 PROXY STATEMENT

ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

2023 Key Compensation Practices

The following table summarizes the key features of our executive compensation program. As highlighted in the table, each component of the program is designed to compensate our executive officers for performance in a manner that is (1) aligned with our stockholders’ interests and (2) consistent with our high standards for risk management.

Program Feature	Practice

Balanced approach for incentive compensation

• Incentive compensation is awarded in a balanced mix of cash and deferred incentive compensation in the form of deferred equity:

• Cash incentive comprised 25% of total incentive compensation for our CEO and 30% for our other NEOs

• Deferred equity comprised 75% of total incentive compensation for our CEO and 70% for our other NEOs. Deferred equity for 2023 was awarded in:

• PSUs – 50% of total incentive compensation for our CEO and 40% for our other NEOs

• RSUs – 25% of total incentive compensation for our CEO and 30% for our other NEOs

Directly link pay to performance

• Incentive compensation is directly tied to a combination of company and individual performance

• Corporate component – derived from a set of financial metrics (weighted 70%) and non-financial goals (weighted 30%), with the overall earnout capped at 150%

• Individual modifiers – enable differentiation based on individual performance and, if appropriate, business unit performance. The modifier is capped at 150%

• Earnout for PSUs is based on (1) average company Adjusted ROTCE (weighted 70%) and (2) relative TSR (weighted 30%) over a three-year performance period, which further links incentives with future performance and stockholder interests

Comprehensive risk assessment

• The HRC Committee annually assesses compensation plans with the company’s Chief Risk Officer to determine whether they are well-balanced and do not encourage imprudent risk-taking

• The HRC Committee’s incentive compensation determinations include an individual risk assessment for each Executive Committee member to connect compensation with appropriate levels of risk-taking

• NEO cash and equity awards are subject to broad clawback and forfeiture policies, based on ongoing risk assessments under our comprehensive recoupment policies (which apply in addition to, and supplement, the company’s newly adopted clawback policy in accordance with SEC and NYSE requirements)

Promote long-term stock ownership

• PSUs cliff vest after the end of the three-year performance period, and RSUs vest in equal annual installments over three years

• Robust policies prohibit hedging and pledging of company stock and derivative securities

• Meaningful stock ownership guidelines:

• CEO must acquire and retain company stock equal to seven times base salary within five years; and must also retain 50% net shares received from his equity-based compensation awards as CEO until age 60

• Other NEOs must acquire and retain company stock equal to four times base salary within five years

• NEOs must retain 75% of net shares received from equity-based compensation awards, during the five-year period to come into compliance with the stock ownership guidelines, and if they are out of compliance at any time thereafter, must retain 100% of net shares received from their equity-based compensation awards until they return to compliance

BNY MELLON 2024 PROXY STATEMENT 51

ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

Executive Pay Practice Highlights

The HRC Committee takes a rigorous approach to the review and consideration of pay practices in the compensation program for NEOs. Accordingly, certain practices are maintained to serve our stockholders’ interests and support alignment with our high standards for risk management. There are other practices that we avoid because we believe they do not serve these goals.

We apply sound pay practices	We avoid poor pay practices

✓  Directly link pay to performance

✓  Require sustained financial performance to earn full amount of long-term awards

✓  Promote long-term stock ownership through deferred equity compensation and stock ownership requirements

✓  Balance risk and reward in compensation

✓  Use a comprehensive approach for determining incentives based on both corporate and individual goals that are rooted in financial performance but include non-financial elements

✓  Balance incentives for short- and long-term performance using multiple performance metrics, fixed and variable compensation and cash and equity

✓  Conduct a robust stakeholder outreach program

✓  Maintain comprehensive clawback and forfeiture policies

× No fixed-term employment agreements

× No single-trigger change-in-control benefits

× No excessive severance benefits

× No excessive perquisites or benefits

× No severance-related tax gross-ups

× No hedging, pledging or short sales of our stock

× No dividend equivalents paid on unearned PSUs or RSUs

The “Risk Assessment” discussion beginning on page 60 and the “How We Address Risk and Controls” section on page 75 contain more information about our compensation risk management practices. Each of our pay practices, including with respect to our clawback and forfeiture policies, is described more fully beginning on page 69.

52 BNY MELLON 2024 PROXY STATEMENT

ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

2023 Incentive Compensation Elements

We believe that the structure and elements of our 2023 incentive compensation program for our NEOs align our executives’ interests with stockholders’ interests by focusing our executives on the achievement of sustainable, long-term growth for the company while adhering to robust risk management standards. The following table provides an overview of these structural elements, including the relevant vesting and performance standards that support a multi-year perspective on 2023 achievements.

Element	How It Pays	Links to Performance
Cash	• Single cash payment in January 2024

• Cash and grant value of PSUs and RSUs determined based on a comprehensive review of corporate and individual performance

• Significant portion of incentive compensation awarded in deferred equity awards, which motivate and reward achievement of long-term financial goals and reinforce alignment with stockholder interests

• PSU earnout based on (i) Adjusted ROTCE, to focus management attention on revenue growth, expense discipline, credit risk management, prudent capital deployment, and profitability, and (ii) relative TSR, to ensure alignment with stockholder interests

• 100% of incentive compensation is subject to risk assessment, clawback and forfeiture

PSUs	• Granted in February 2024 • Cliff vest after the end of a three-year performance period • Earnout between 0% – 150% based on the achievement of performance metrics over three-year period
RSUs	• Granted in February 2024 • Vest in equal annual installments over three years

Performance Share Unit Program

As part of our incentive compensation program, we grant PSUs each year to strengthen the alignment of our executives’ compensation with stockholder interests and to motivate and reward achievement of the company’s long-term financial goals. PSUs have earnout ranges from 0%-150% based on achievement of pre-determined performance metrics and continued service, with certain exceptions, and cliff vest after the end of a three-year performance period.

BNY MELLON 2024 PROXY STATEMENT 53

ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

The HRC Committee regularly reviews its oversight of pay practices, and in 2023 made changes to the corporate component and revalidated its approach to PSUs, confirming the continued use of company Adjusted ROTCE and relative TSR as metrics for determining the earnout for the 2024 PSUs. The earnout will occur in 2027, based on the results over the three-year performance period ending December 31, 2026. The HRC Committee believes that these metrics broadly reflect the company’s financial performance, including revenue growth, expense discipline and profitability, and alignment with stockholder interests. To determine the earnout for the 2024 PSUs at the end of the performance period, the HRC Committee approved the following performance grid:

2024 PSU Earnout Grid (2024-2026 Performance Period)
Average Annual Adj. ROTCE (Weighted 70%)	Percent Earnout		TSR percentile vs. Relative Peer Group[1] (Weighted 30%)	Percent Earnout
Above 25.0%	150%	+	Above 75%	200%[2]
21.0% to 25.0%	100% to 150%		50% to 75%	100% to 150%
15.0% to < 21.0%	50% to < 100%		25% to < 50%	50% to < 100%
Less than 15.0%	0%		Less than 25%	0%
(1) Peer Group refers to the “TSR Peer Group,” described below. (2) Overall PSU earnout is capped at 150%.

To determine the relative TSR component, the HRC Committee approved a group of financial services companies (the “TSR Peer Group”) in addition to the benchmarking peer group as set forth on page 70 below. The TSR Peer Group selected by the HRC Committee is the same as the TSR Peer Group used in prior years. This TSR Peer Group consists of the below listed S&P 500 companies in three industries: Asset Management & Custody Banks, Diversified Banks, and Investment Banking & Brokerage. The HRC Committee believes the TSR Peer Group provides a comprehensive view of performance across a broader group of financial services companies as compared to the benchmarking peer group, resulting in a more meaningful comparison of relative performance. The companies in the TSR Peer Group and their ticker symbols are set forth below:

Ameriprise Financial, Inc. (AMP)	JPMorgan Chase & Co. (JPM)
Bank of America Corporation (BAC)	Morgan Stanley (MS)
BlackRock, Inc. (BLK)	Northern Trust Corporation (NTRS)
The Charles Schwab Corporation (SCHW)	Raymond James Financial, Inc. (RJF)
Citigroup Inc. (C)	State Street Corporation (STT)
Franklin Resources, Inc. (BEN)	T. Rowe Price Group, Inc. (TROW)
The Goldman Sachs Group, Inc. (GS)	U.S. Bancorp (USB)
Invesco Ltd. (IVZ)	Wells Fargo & Company (WFC)

54 BNY MELLON 2024 PROXY STATEMENT

ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

Compensation of NEOs

2023 Target Total Direct Compensation Structure

The target total direct compensation for our NEOs is structured as follows:

In the first quarter of each year, the HRC Committee establishes target total direct compensation for each Executive Committee member (including our NEOs) by considering competitive data, executive position and responsibilities and, for Executive Committee members other than our CEO, our CEO’s recommendation. Targets are reviewed annually and adjusted if the HRC Committee determines appropriate, including adjustments to reflect changes in, or new, responsibilities.

BNY MELLON 2024 PROXY STATEMENT 55

ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

The following table provides a summary of the HRC Committee’s key compensation decisions impacting salary and target total direct compensation for our NEOs for the 2023 performance period.

Compensation Category	Key Decisions

	CEO	Other NEOs
Base Salary Changes	• Base salary increased from $1,250,000 to $1,300,000	• Base salaries increased from $600,000 to $650,000
Target Total Direct Compensation Changes	• Target total direct compensation increased to $19,000,000

• Mr. McDonogh’s target total direct compensation increased to $8,000,000

• Mr. Regelman’s target total direct compensation increased to $7,000,000

• Ms. Keating’s target total direct compensation increased to $6,000,000

Factors Considered

• The HRC Committee increased the CEO’s target total direct compensation, positioning his target total direct compensation closer to the median of peer CEO pay levels in recognition of his strong performance in the first year in the role, particularly given the company’s complexity as one of the financial institutions designated as a global systemically important bank by the Financial Stability Board (“G-SIB”).

• Increases to target total direct compensation for other NEOs also reflected the HRC Committee’s consideration of individual performance and responsibilities and market data. In each case, the increase in target total direct compensation reflects an increase to the NEO’s target incentive, in addition to the base salary increases noted above.

• The HRC Committee’s determinations in each case included input from the committee’s independent compensation consultant and internal pay equity evaluations.

56 BNY MELLON 2024 PROXY STATEMENT

ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

The total target direct compensation for each NEO for the 2023 performance period was as follows:

Name	Salary	Target Incentive	Target Total Direct Compensation

Robin Vince President and Chief Executive Officer	$1,300,000	$17,700,000	$19,000,000

Dermot McDonogh Senior Executive Vice President and Chief Financial Officer	$650,000	$7,350,000	$8,000,000

Roman Regelman Senior Executive Vice President and Global Head of Securities Services	$650,000	$6,350,000	$7,000,000

Senthil Kumar Senior Executive Vice President and Chief Risk Officer	$650,000	$5,350,000	$6,000,000

Catherine Keating Senior Executive Vice President and Global Head of Wealth Management	$650,000	$5,350,000	$6,000,000

Bridget Engle Senior Executive Vice President, Chief Information Officer and Global Head of Engineering	$650,000	$6,350,000	$7,000,000

Emily Portney Senior Executive Vice President and Global Head of Asset Servicing (Former Chief Financial Officer)	$650,000	$5,350,000	$6,000,000

2023 Incentive Compensation Determination

Each NEO’s incentive award is determined based on the following formula, and is paid out in a combination of cash, PSUs and RSUs (in the proportions as outlined below). The actual incentive award is capped at 150% of target.

PSUs will be earned between 0% – 150% based on the achievement of performance metrics and cliff vest after the three-year performance period.

RSUs vest in equal annual installments over three years.

(1)	In calculating the number of PSUs and RSUs to grant, the HRC Committee divided the value awarded by $55.50, the closing price of our common stock on the NYSE on the grant date.

BNY MELLON 2024 PROXY STATEMENT 57

ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

2023 Executive Scorecard

The HRC Committee uses a scorecard approach to make incentive compensation determinations according to the formula outlined above. Incentive awards are paid out in a combination of cash, PSUs (earned between 0% – 150% of the number of PSUs granted based on the achievement of performance metrics and cliff vest at the end of the three-year performance period) and RSUs (which vest in equal annual installments over three years). The scorecard incorporates (1) a minimum funding threshold requirement, (2) an evaluation of corporate performance (the “corporate component”) and (3) an evaluation of individual performance (the “individual modifier”), as well as a risk assessment. The scorecard enables the HRC Committee to comprehensively analyze both corporate and individual executive performance and incorporate quantitative and qualitative metrics. The overall payout under the scorecard approach cannot exceed 150%.

The scorecard used by the HRC Committee incorporates the following elements:

Minimum Funding Requirement (No Change from Prior Year)

Payment of incentive compensation to any Executive Committee member is conditioned upon meeting the minimum requirement of at least 8.5% common equity Tier 1 ratio. This threshold funding goal was met for 2023, with a common equity Tier 1 ratio of 11.5% at December 31, 2023, calculated under the Advanced Approaches. See the “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Capital” disclosure in our 2023 Annual Report to stockholders for a discussion of the applicable capital requirements.

Corporate Component (Updated for 2023)

In February 2023, the HRC Committee determined to take a holistic view of corporate performance by approving a framework based on financial performance, consisting of a range of metrics (weighted 70%) and non-financial performance across a range of goal categories (weighted 30%). This framework supports a robust and structured view of corporate performance against several key measures that are aligned to the company’s financial, strategic, business and operational priorities. Performance is evaluated against distinct goal categories, as outlined in the graphic below. The decision to revise the corporate component determination reflects the HRC Committee’s belief that the evaluation of several measures, including non-financial performance, as well as the qualitative context supporting the company’s financial results (including performance against peers), provides a more holistic and balanced assessment for determining the corporate component as compared to the use of a single metric (which was previously OEPS).

The corporate component goals and assessment criteria are reviewed annually by the HRC Committee in the fourth and first quarters of the year. The same corporate component metrics apply to each NEO for purposes of calculating their respective awarded incentive compensation.

58 BNY MELLON 2024 PROXY STATEMENT

ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

As set out in the graphic below, in establishing the earnout percentage for the corporate component, the HRC Committee first determines a performance level for both the Financial Performance and Non-Financial Performance categories based on its assessment of corporate performance on the range of financial and non-financial metrics and goals. When evaluating Financial Performance, there is no weighting attributed to any one financial metric or the qualitative context, permitting the HRC Committee to respond to the unique nature of the performance year. Similarly, within the Non-Financial Performance category, the subcategories and goals are not weighted. Each performance level corresponds with a payout range, and the HRC Committee selects the payout percentage for each category from within the payout range. To derive the corporate component, the Financial Performance earnout percentage (which is weighted 70%) is added to the Non-Financial Performance earnout percentage (which is weighted 30%). While the payout range for each category is 0%-200%, the overall corporate component earnout is capped at 150%.

Individual Modifier

In the first quarter of 2023, the HRC Committee approved goals for determining the individual modifier to each NEO’s incentive awards. The goals are tailored for each NEO, relate to the business function managed by the NEO and align with the company’s three strategic pillars (Be More For Our Clients, Run Our Company Better and Power Our Culture). In addition to business-specific goals, certain engagement, and talent and leadership goals are integrated into the NEO’s objectives for the year, to help ensure that each NEO is appropriately focused on supporting our broader enterprise community, sustainability and belonging initiatives.

None of the individual goals had any specific weighting; the goals are intended to be used, together with other information the HRC Committee determines to be relevant, to develop a comprehensive evaluation of an individual’s performance against our strategic and business priorities.

At year-end, the HRC Committee reviewed each NEO’s performance against their pre-established individual goals, taking into account their respective self-assessments as well as the recommendations and performance assessments prepared by the CEO for each of the other NEOs. Following this initial discussion of NEO performance, the HRC Committee subsequently completed its performance review and determined each NEO’s individual modifier in the first quarter of 2024. For Mr. Vince, our CEO, the HRC Committee received Mr. Vince’s self-evaluation, advice from its independent compensation consultants, and discussed its own assessment of his performance. The HRC Committee finalized its evaluation of his performance after reporting its preliminary evaluation to the other independent directors and soliciting their input.

BNY MELLON 2024 PROXY STATEMENT 59

ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

Risk Assessment (No Change from Prior Year)

In connection with its incentive compensation determinations, the HRC Committee conducts an individual risk assessment on each NEO, which supports the connection between our NEOs’ compensation and appropriate risk-taking behavior. The risk assessment focused on liquidity, operational, reputational, market, credit and technology risk categories by measuring:

•	maintenance of an appropriate compliance program, including adhering to our compliance rules and programs;

•

protection of the company’s reputation, including reviewing our business practices for compliance with laws, regulations and policies, and that business decisions are free from actual or perceived conflicts;

•	management of operational risk, including managing operational losses and maintaining proper controls;

•

compliance with all applicable credit, market and liquidity risk limits, including understanding and monitoring risks associated with relevant businesses and new client acceptance, as well as appropriately resolving or escalating risk issues to minimize losses; and

•	meeting the company’s Internal Audit expectations, including establishing an appropriate governance culture, achieving acceptable audit results and remediating control issues in a timely manner.

The HRC Committee has the ability to reduce or fully eliminate an NEO’s incentive award if the executive’s risk assessment result is significantly below expectations. In addition, in the event that the NEO’s risk assessment rating is lower than our acceptable risk tolerance, any previously awarded but unvested PSUs and RSUs will be subject to review and potential forfeiture, as determined by the HRC Committee. The corporate component earnout can also be reduced based on the aggregate risk assessment results of the Executive Committee. No downward adjustments were made to any NEO’s incentive award for 2023 as a result of the risk assessment, and no unvested awards previously granted were forfeited. No downward adjustment was made to the corporate component as a result of the aggregate risk assessment results.

Reduction, Forfeiture or Clawback in Certain Circumstances

The company may cancel or claw back all or any portion of the PSUs and RSUs that constitute a portion of an NEO’s incentive award and may claw back some or all of an incentive award paid to an NEO in the form of cash if the NEO engages in conduct prohibited by our forfeiture and recoupment policies. In addition to these conduct-based forfeiture or clawback provisions, incentive compensation is subject to recovery in the event of a financial restatement under our Recovery of Erroneously Awarded Incentive-Based Compensation Policy (the “NYSE Clawback Policy”), which was adopted in accordance with SEC and NYSE requirements. For more information on these forfeiture and clawback policies, see page 72.

60 BNY MELLON 2024 PROXY STATEMENT

ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

HRC Committee Determinations

Corporate Component – 2023 Financial Performance (Weighted 70%)

The HRC Committee assessed the company’s “Financial Performance” rating as “Exceeds Expectations” based on its consideration of the following results:

Goals	Category[1]	2023 Actuals	2022 Actuals	YoY %	Performance Rating

Financial Performance	Adjusted total revenue	$17.7	$16.9	4.5%	Meets
	Adjusted noninterest expense	$12.3	$12.0	2.7%	Exceeds
	Adjusted pre-tax operating margin	29.6%	28.8%	0.8%	Meets
	Adjusted net income applicable to common shareholders	$4.0	$3.7	6.4%	Exceeds
	OEPS	$5.05	$4.59	10.0%	Exceeds
	Adjusted ROTCE	21.6%	21.0%	0.5%	Meets

1.

Non-GAAP measures, excluding notable items; Adjusted total revenue, Adjusted noninterest expense and Adjusted net income applicable to common shareholders $ in billions; Adjusted pre-tax operating margin and Adjusted ROTCE are percentages with YoY% representing % point change. OEPS is referred to as Adjusted diluted earnings per share in the 2023 Annual Report and in the reconciliation provided in Annex A. For a reconciliation of these non-GAAP measures to the corresponding GAAP measure, please see Annex A: Non-GAAP Reconciliation on page 115.

As part of this review, the HRC Committee considered the context supporting the financial metrics and results set forth above, as described below:

Total Company Performance

The HRC Committee considered the following aspects of the company’s overall performance, with certain measures excluding notable items1:

•	Revenue Growth: Adjusted total revenue[1] of $17.7 billion increased 4.5% year-over-year.

•	Net interest revenue increased 24% year-over-year, exceeding management’s target, which was an increase of approximately 20%.

•	Adjusted investment services fees[1] increased 3% year-over-year.

•	Adjusted investment management and performance fees[1] declined 7% year-over-year.

•	Foreign exchange revenue declined 23% year-over-year.

•

Expense Discipline: Adjusted noninterest expenses[1] of $12.3 billion increased 2.7% year-over-year and exceeded management’s target to reduce the company’s constant currency expense growth rate by half, from 8% in 2022 to approximately 4%. Generated approximately $600 million of efficiency savings, compared with approximately $300 million in 2022.

•	Earnings Per Share (“EPS”): Reported EPS of $3.87 increased 33% year-over-year. OEPS[1] of $5.05 increased 10.0% year-over-year.

•	Strengthened Capital: Tier 1 leverage ratio of 6.0%, up 25 basis points year-over-year.

•

Attractive Capital Returns: Returned $3.9 billion to stockholders, including $1.3 billion in dividends and $2.6 billion of share repurchases. Total payout ratio of 127%, compared with management’s target of over 100%.

•

Performance Versus Plan: The HRC Committee also considered performance relative to the company’s 2023 internal operating plan. Performance against plan was broadly consistent with the performance ratings for each of the measures outlined in the table above.

[1]	Excludes notable items. For a reconciliation of the non-GAAP measure to the corresponding GAAP measure, please see Annex A: Non-GAAP Reconciliation on page 115.

BNY MELLON 2024 PROXY STATEMENT 61

ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

•

Relative Performance (Compared to Peers): The company’s performance compared favorably with the 2023 compensation peer group (which is described in more detail starting on page 70) as well as with the G-SIBs that are not in the peer group, particularly with respect to net interest revenue and Adjusted ROTCE. TSR performance against the peer group for the 2023 compensation program and other G-SIBs is above median.

Segment Performance

The HRC Committee considered the following aspects of the company’s segment performance, with certain measures excluding notable items1:

•	Securities Services:

•	Adjusted total revenue[1] increased 7% year-over-year.

•	Net interest revenue increased 27% year-over-year.

•	Adjusted total fee revenue[1] declined 1% year-over-year with lower market volumes impacting foreign exchange revenue.

•	Adjusted pre-tax income[1] increased 16% year-over-year.

•	Adjusted pre-tax operating margin[1] of 26% in 2023 increased from 24% in 2022.

•	Market and Wealth Services:

•	Total revenue increased 11% year-over-year.

•	Net interest revenue increased 21% year-over-year.

•	Total fee revenue increased 6% year-over-year, with investment services fees in Clearance and Collateral Management and Pershing increasing 12% and 5% year-over-year, respectively.

•	Adjusted pre-tax income[1] increased 11% year-over-year.

•	Adjusted pre-tax operating margin[1] of 45% was flat year-over-year.

•	Investment and Wealth Management:

•	Adjusted total revenue[1] decreased 8% year-over-year, through a combination of client flows, product mix and the impact of a prior year divestiture.

•	Adjusted pre-tax income[1] declined 28% year-over-year.

•	Adjusted pre-tax operating margin[1] of 17% in 2023 decreased from 21% in 2022.

[1]	Excludes notable items. For a reconciliation of the non-GAAP measure to the corresponding GAAP measure, please see Annex A: Non-GAAP Reconciliation on page 115.

62 BNY MELLON 2024 PROXY STATEMENT

ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

Corporate Component – 2023 Non-Financial Performance (Weighted 30%)

On ‘Non-Financial Performance’, the HRC Committee assessed the company’s performance rating as ‘Exceeds Expectations’. The HRC Committee considered the following matters, among others, in conducting its assessment, noting significant progress in several categories:

Goal Category	Description of Category	Elements of HRC Committee Assessment
Strategy	• Aligned to strategic direction of the company (e.g., transformation, business model)

• Established an enterprise strategy through a comprehensive review of businesses and determined go-forward operating model strategy (supported by the three strategic pillars of Be More for Our Clients, Run Our Company Better, and Power Our Culture)

• Executed strategic initiatives to build best-in-class products and connect capabilities across the company (e.g., Investor Solutions, Institutional Clearing, Client Trading Desks)

Talent & People	• Aligned to our talent and people (e.g., progress on succession planning and belonging)

• Recruited leaders in key roles across the company to advance strategic and business initiatives, and launched the Senior Advisory Council

• Designed and launched “BK Feedback” tool for Managing Directors, which provides employees the ability to give and receive actionable, cross-functional feedback

• Awarded “BK Shares[1]” to all employees who otherwise do not receive equity compensation so that all employees can share in the company’s success while supporting employees to become participants in the capital markets

• Established a campaign to promote inclusivity as a priority at the top of the organization and conducted a belonging and inclusion education and training series for the Executive Committee and Managing Directors

Impact & Sustainability	• Aligned to the balance between social, environment, and economy (e.g., progress on enterprise sustainability and inclusivity initiatives)

• Embedded sustainability focus into businesses across multiple investment vehicles, products and partnerships while making progress on enterprise goals

• Announced partnership with MoCaFi, a Black-founded fintech platform focused on financial empowerment for underbanked communities

[1]

BK Shares is a grant of 10 RSUs that vest immediately on the date of grant and are converted to shares of our common stock; shares are fully owned by the recipient and must be held for a period of three years following the grant date.

BNY MELLON 2024 PROXY STATEMENT 63

ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

Goal Category	Description of Category	Elements of HRC Committee Assessment
Franchise & Operating	• Aligned to franchise growth initiatives (e.g., client market share, new product development) and transformation of operating model (e.g., structural cost reduction)

• Launched multiple solutions, including Wove (a wealth management platform) and Buy-side Trading Solutions (an outsourced trading offering for buy-side institutions), and initiated operating model transformation

• Engineered new AI solutions

• Launched a fintech in the Middle East and full suite of payment, send, and receive capabilities in support of the Federal Reserve’s FedNow service

• Built out enterprise-wide structure and alignment of a Platforms Operating Model and developed a two-year execution plan for implementation

Risk & Regulatory	• Aligned to risk culture, risk management/outcomes, and regulatory items e.g., promote strong risk culture, regulatory standing

• Navigated multiple market difficulties and drove resolution on regulatory priorities

• Maintained strong credit ratings; Moody’s improved outlook to “Positive” from “Stable”

• Enhanced communication and engagement with policymakers and regulator stakeholders

• Expanded use of data analytics to drive deeper audit coverage, and enhanced enterprise audit validation practices

Corporate Component – Overall Earnout

The HRC Committee established the corporate component at 120% based on the foregoing assessment and corresponding determination to set the Financial Performance earnout at 115% and the Non-Financial Performance earnout at 130%.

64 BNY MELLON 2024 PROXY STATEMENT

ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

NEO Performance Results and Individual Modifier

The following tables highlight key performance results for each NEO as reviewed by the HRC Committee, as well as the HRC Committee’s corresponding individual modifier determinations and overall incentive compensation awards for each NEO.

	Key Results	Individual Modifier

Robin Vince President and Chief Executive Officer

•   Delivered top-line revenue growth and outperformed on our expense management commitment.

•   Launched enterprise strategic pillars (Be More for Our Clients, Run Our Company Better, and Power Our Culture) as foundational direction for the company. Began transformation of company culture.

•   Recruited and re-positioned leaders in several key roles, including the Chief Auditor, Chief Commercial Officer, Head of Asset Servicing and Chief Financial Officer. Launched new approach to develop company’s leadership pipeline.

•   Re-aligned several business activities and functions in support of corporate and strategic objectives, including separating the Operations and Engineering functions, and designed new operating model strategy.

•   Launched several new products including Wove and Buy-Side Trading Solutions, as well as products and initiatives aimed at increasing the company’s community impact, including a strategic alliance with MoCaFi (Black-founded fintech platform), BOLD (partnership with Howard University to help support its students), SPARK (enabling clients to direct a donation to an eligible non-profit) and the first notes issuance by a G-SIB led entirely by minority, veteran- and woman-owned financial institutions as bookrunners.

•   Built strategic dialogue with investors, analysts and raised company profile with a variety of external stakeholders.

102%

	Key Results	Individual Modifier

Dermot McDonogh Senior Executive Vice President and Chief Financial Officer

•  Transitioned CFO responsibilities through challenging economic and market environment, and actively developed positive rapport with internal and external stakeholders.

•  Delivered prudent and proactive asset- and liability-management amidst market turmoil and a rapidly evolving operating environment, including outperformance on company Net Interest Revenue.

•  Drove efficiency gains through financial discipline, strategic decision making, intentional hiring, and emphasis on operational excellence.

•  Supported the design and execution of the company’s operating model strategy and collaborated across the company on other initiatives to drive commercial outcomes.

•  Enhanced the Finance function’s risk management environment, including the first-line of defense programs and reducing manual processes.

105%

BNY MELLON 2024 PROXY STATEMENT 65

ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

	Key Results	Individual Modifier

Roman Regelman Senior Executive Vice President and Global Head of Securities Services

•  Facilitated leadership transitions across Asset Servicing and Corporate Trust lines of business in Securities Services, as well as in Digital Assets and Strategic Partnerships.

•  Delivered core financial results and increased expense discipline across business lines, although further emphasis on fee growth is required.

•  Supported enhancements to the strategic investments portfolio but with additional progress required on growing commercial relationships.

•  Co-led design of the platform operating model in alignment with the company’s strategic growth principles.

•  Developed a scalable early career talent development program, improving attraction and retention rates.

85%

	Key Results	Individual Modifier

Senthil Kumar Senior Executive Vice President and Chief Risk Officer

•  Supported resilient performance amid regional bank failures and vulnerabilities in the commercial real estate sector through sound risk frameworks, proactive risk mitigation and support for clients under stress.

•  Supported measured growth in strategic markets and products.

•  Led continued regulatory enhancements across the company, including more effective and efficient engagement with the company’s Internal Audit function, and enhanced communication with the Board and regulators across market conditions.

•  Augmented talent bench, with continued focus on cross-training high-performers across major risk disciplines.

•  Embedded climate risk frameworks in lines of business and legal entities to support the company’s strategy and readiness in connection with evolving ESG regulations, standards and expectations across the globe.

102%

	Key Results	Individual Modifier

Catherine Keating Senior Executive Vice President and Global Head of Wealth Management

• Guided clients through significant market, banking sector and geopolitical disruptions, earning high client satisfaction scores.

• Progressed automation in our investment, fiduciary, and banking platforms, enhancing efficiency, client experience and growth.

• Supported the combination of investment capabilities across Wealth Management, Investment Management and Pershing to create a scaled, enterprise-wide investment solutions capability, to offer customized solutions to advisors and professional investors.

• While Wealth Management total revenue decreased year-over-year, delivered new client flows and asset growth.

• Supported service projects benefiting numerous non-profit organizations, consistent with our mission of strengthening the communities in which we live and work; continued to advance thought leadership in philanthropy and in impact, thematic and responsible investing.

93%

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ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

	Key Results	Individual Modifier

Bridget Engle Senior Executive Vice President, Chief Information Officer and Global Head of Engineering

• Established the company’s AI Hub to establish foundational capabilities and advance the company’s artificial intelligence (“AI”) related initiatives.

• Supported and enhanced existing programs and technologies to support key commercial initiatives and risk programs, including advancing enterprise data capabilities and scaling the Asset Servicing line of business through improvements in automated electronic payment process capabilities.

• Enhanced platform stability and resiliency, including cybersecurity, and completed a significant multi-year technology resiliency uplift program, contributing to the company’s priority of resilience.

• Contributed to the company’s enterprise sustainability efforts, including by reducing the overall carbon footprint of the company’s data center strategy.

103%

	Key Results	Individual Modifier

Emily Portney Senior Executive Vice President and Global Head of Asset Servicing (Former Chief Financial Officer)

• Supported the company as CFO and head of a significant line of business in navigating a challenging global environment and periods of heightened volatility through active coordination with clients, industry participants, and business stakeholders.

• Executed business leadership transition and improved management team structure through a combination of external hires and internal mobility.

• Delivered solid overall business results for Asset Servicing (top-line growth and expense discipline), with more work required.

• Developed enhanced framework, tools and processes to systematically measure client health and underlying service performance and extended use of technology to improve client experience.

• Participated and supported the company’s belonging and inclusion initiatives, enhanced the talent pipeline and campus recruiting efforts.

103%

BNY MELLON 2024 PROXY STATEMENT 67

ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

Awarded 2023 Total Direct Compensation

Based on the corporate component and individual modifier determinations described above, the total direct compensation awarded to each of our NEOs with respect to 2023 performance is provided in the table below. The amounts reported as Awarded Total Direct Compensation differ substantially from the amounts determined under SEC rules as reported for 2023 in the “Total” column of the “2023 Summary Compensation Table” set forth on page 77. The table below is not a substitute for the “2023 Summary Compensation Table.” Equity awards made in February 2024 based on 2023 performance results will be reported in the Summary Compensation Table in the 2025 Proxy Statement.

Named Executive Officers	Salary	Awarded Incentive Compensation			Awarded Total Direct Compensation
		Cash	PSUs(1)	RSUs(1)

Robin Vince President and Chief Executive Officer	$1,300,000	$5,425,000	$10,850,000	$5,425,000	$23,000,000

Dermot McDonogh Senior Executive Vice President and Chief Financial Officer	$650,000	$2,778,300	$3,704,400	$2,778,300	$9,911,000

Roman Regelman Senior Executive Vice President and Global Head of Securities Services	$650,000	$1,943,100	$2,590,800	$1,943,100	$7,127,000

Senthil Kumar Senior Executive Vice President and Chief Risk Officer	$650,000	$1,964,520	$2,619,360	$1,964,520	$7,198,400

Catherine Keating Senior Executive Vice President and Global Head of Wealth Management	$650,000	$1,791,180	$2,388,240	$1,791,180	$6,620,600

Bridget Engle Senior Executive Vice President, Chief Information Officer and Global Head of Engineering	$650,000	$2,354,580	$3,139,440	$2,354,580	$8,498,600

Emily Portney Senior Executive Vice President and Global Head of Asset Servicing (Former Chief Financial Officer)	$650,000	$1,983,780	$2,645,040	$1,983,780	$7,262,600

(1)

PSUs are earned between 0% – 150% based on the achievement of performance metrics over the 2024 – 2026 performance period and cliff vest after the end of the performance period. RSUs vest in equal annual installments over three years.

2021 PSU Earnout

As described above, PSUs cliff vest after the end of a three-year performance period based on achievement of pre-determined performance metrics and continued service, with certain exceptions, and earnout ranges between 0% – 150% in accordance with the performance grid previously approved by the HRC Committee.

The PSUs granted in February 2021 vest based on average company Adjusted ROTCE (weighted 70%) and relative TSR (weighted 30%) over a three-year performance period (2021-2023). At the end of the performance period, the HRC Committee determined the level of performance, with the PSU earnout of 116% of target. The three-year average Adjusted ROTCE (excluding notable items)1 was 20%, and was further adjusted down by the HRC Committee to 16.2%. Consistent with prior years and the terms of the awards, the HRC Committee’s adjustment was intended to remove the benefits from the higher interest rate levels experienced over the performance period (which increased after the performance grid was approved by the HRC Committee, when the assumed Fed Funds Target was near zero) as well as to adjust for market levels. The company’s relative TSR percentile was 63rd versus the TSR Peer Group.

Other Compensation and Benefits Elements

Deferred Compensation Plans

Our NEOs are eligible to participate in deferred compensation plans, which enable eligible employees to defer the receipt of a portion of their compensation, and related payment of taxes, until a later date. For a description of these plans and our NEOs’ participation therein, see “2023 Nonqualified Deferred Compensation” starting on page 83 below.

[1].	For a reconciliation of this non-GAAP measure to the corresponding GAAP measure, please see Annex A: Non-GAAP Reconciliation on page 115.

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ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

Perquisites

Our NEOs are eligible to participate in certain benefits programs that are considered “perquisites” for purposes of SEC rules regarding compensation disclosure. These benefits are described below and reported in the footnotes to the “2023 Summary Compensation Table” below.

Our policy regarding corporate aircraft usage provides that the CEO should make reasonable use of the company aircraft for security purposes and to make the most efficient use of his time, including with respect to personal travel. In 2023, Mr. Vince entered into time-share agreements with the company permitting him to reimburse the company for the incremental cost of his personal use of the company aircrafts. Mr. Vince elected to reimburse the company for all personal use of the company aircrafts in 2023. In addition, for security purposes and for the benefit of his time, Mr. Vince is entitled to a company-provided car and driver.

Mr. Vince has elected to supply his own vehicle and fully reimbursed the company for his personal use of the company-provided driver in 2023. The HRC Committee reviews an aircraft usage report on a semi-annual basis and reviews Mr. Vince’s driver usage at least annually. In addition, the company provided Mr. Vince with security services in certain circumstances during 2023.

In addition to company-wide health and insurance benefits plans, certain senior employees, including the company’s NEOs, along with their respective spouse or domestic partner, are eligible to participate in an executive health concierge program, which provides participants with access to primary care physician on-call services and an annual health assessment. Certain senior employees, including the NEOs, are also eligible to participate in executive financial and tax planning services.

Pay Practices

HRC Committee Role and Process

The HRC Committee is responsible for determining individual NEO compensation, helping to ensure that it is appropriately linked to performance and aligned with stockholders’ interests. Below is a summary of the process cycle undertaken by the HRC Committee to establish compensation targets, monitor performance and progress, and make final determinations regarding compensation for our NEOs.

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ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

Stakeholder Feedback

We believe it is important to consider feedback and input from our stakeholders, including stockholders, employees, clients and the communities we serve.

We have consistently received strong support for our executive compensation program, with 95% stockholder approval at our 2023 Annual Meeting of Stockholders and an average of approximately 96% stockholder approval at our Annual Meetings of Stockholders during the prior three years.

An important pillar of our corporate governance framework is our active engagement with stakeholders throughout the year. For direct stockholder feedback on our executive compensation framework and other issues of importance to our investors, we have continued our annual investor engagement process during 2023 and 2024, reaching out to investors representing over 65% of our outstanding common shares as well as proxy advisory firms and other stakeholders. See “Proactive Stockholder Engagement Program” on page 30 for additional information on our outreach.

Role of Compensation Consultants

As discussed above, the HRC Committee retained Meridian as its independent compensation consultant. Meridian regularly attends HRC Committee meetings and assists the committee in its analysis and evaluation of compensation matters related to our executives. For more information on Meridian and its role as independent compensation consultant to the HRC Committee, see page 43.

Benchmarking

Benchmarking Peer Group

The HRC Committee and our management use a benchmarking peer group to provide a basis for assessing relative company performance and to provide a competitive reference for pay levels and practices. In evaluating and selecting companies for inclusion in the peer group, the HRC Committee targets complex financial companies with which we typically compete for executive talent and business. The peer group for the 2023 compensation program, and their ticker symbols, are listed in the box to the right. The HRC Committee selected these companies based on:

• industry and business mix—focus on companies with comparable mix of businesses (e.g., asset management, asset servicing and clearing services)

• those viewed as competitors for customers and clients, executive talent and investment capital; and

• size and scope—a range of size and complexity in terms of revenue, assets and market capitalization as well as geographic scope, regulatory oversight and strategic direction.

Ameriprise Financial, Inc. (AMP)

BlackRock, Inc. (BLK)

The Charles Schwab Corporation (SCHW)

Citigroup Inc. (C)

Fidelity National Information Services, Inc. (FIS)

The Goldman Sachs Group, Inc. (GS)

Intercontinental Exchange, Inc. (ICE)

JPMorgan Chase & Co. (JPM)

Morgan Stanley (MS)

Northern Trust Corporation (NTRS)

The PNC Financial Services Group, Inc. (PNC)

State Street Corporation (STT)

S&P Global Inc. (SPGI)

U.S. Bancorp (USB)

In consultation with the HRC Committee’s independent compensation consultant, in 2023 the committee considered the mix of businesses and industries represented and determined to retain the same peer group that was used for benchmarking 2022 compensation. See page 54 for a discussion of the TSR Peer Group approved by the HRC Committee, which is used for the purposes of calculating relative TSR in connection with the PSU earnout determination.

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ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

As discussed below, peer group data is used by the HRC Committee to support benchmarking against compensation practices and financial performance. The peer group data was considered holistically and was used as one input supporting the HRC Committee’s review process and compensation decisions.

Compensation Benchmarking

To support the HRC Committee’s assessment of the competitiveness of target and actual compensation for our NEOs, compensation information is collected from peer group proxy statements. Peer group information is also used to analyze market trends and compensation program practices. For certain NEOs, data relating to the peer group is supplemented with industry data from surveys conducted by national compensation consulting firms and other market data to assess the compensation levels and practices in the businesses and markets in which we compete for executive talent. The HRC Committee has also considered the role of the company as a G-SIB in evaluating compensation for certain NEOs. Peer group data and other information provided to the HRC Committee by its compensation consultant was used by the HRC Committee as a consideration in setting target compensation levels for our NEOs.

Financial Performance Benchmarking

The peer group is also used to provide the HRC Committee with relative financial performance assessments. The metrics reviewed include revenue growth, EPS growth, operating margin, return on equity, and ROTCE, as applicable, and TSR on a one- and three-year basis (separate from the TSR Peer Group discussed on page 54). This analysis provides additional context for the HRC Committee in its review of compensation outcomes as well as compensation program design.

Stock Ownership Guidelines

Under our stock ownership guidelines, each NEO is required to own a number of shares of our common stock with a value equal to a multiple of base salary. NEOs have five years to comply with the ownership guidelines. Our CEO is required to hold shares of common stock valued at seven times base salary and all other Executive Committee members are required to hold shares of common stock equal to four times base salary. NEOs must hold 75% of net shares received from equity-based compensation awards within the five-year period to come into compliance with the guidelines, and 100% of net shares received from equity-based compensation after the five-year period if the NEO is not in compliance with the ownership guidelines. Our CEO has an additional retention requirement that requires him to retain 50% of net after-tax shares delivered until age 60. The retention requirement applies to equity-based compensation awards granted after appointment as CEO.

As of the record date, all NEOs meet the stock ownership guidelines. To determine each NEO’s stock ownership for purposes of the guidelines, we include shares owned directly, shares acquired through our employee stock purchase plan and held in our retirement plans and shares held in certain trusts. We also include 50% of unvested restricted stock and RSUs; however, unvested PSUs and stock options are not counted toward compliance with the stock ownership guidelines.

Prohibition on Hedging and Pledging

In addition to the restrictions on short-swing profits under Section 16 of the Securities Exchange Act of 1934, our NEOs and directors are prohibited from engaging in hedging transactions with respect to company securities; pledging company securities beneficially owned by them; engaging in short sales of our stock; purchasing our stock on margin; and buying or selling any puts, calls or other options involving our securities (other than any stock options that may be granted pursuant to our compensation program).

Prior to engaging in any transaction in company stock or derivative securities (including transactions in employee benefit plans and gifts), our executives and directors are required to pre-clear such transaction with our legal department and obtain affirmative approval to enter into the transaction.

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ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

Our non-executive officer employees (who are not subject to the policies applicable to our executive officers and directors described above) are subject to policies and procedures designed to ensure that transactions in company stock are conducted in compliance with applicable rules and regulations and are free from conflicts of interest. All employees are prohibited from the following with respect to company securities: engaging in short sales of our stock; engaging in short-term trading; purchasing our stock on margin; and buying or selling any puts, calls or other options involving our securities (other than any stock options that may be granted pursuant to our compensation program).

Clawback and Forfeiture Provisions

In accordance with the rules adopted by the SEC and the NYSE, the HRC Committee adopted the NYSE Clawback Policy, effective as of December 1, 2023. Under this policy, the company is required to recover compensation that is granted, earned or vested based wholly or in part upon the attainment of any financial reporting measure in the event that the company is required to prepare a financial restatement to correct a material error.

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ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

In addition to the NYSE Clawback Policy, we have comprehensive forfeiture and clawback policies applicable to equity and cash incentive awards that are intended to hold our employees accountable and to discourage future imprudent behavior. These policies allow the company to cancel all or a portion of any unvested equity awards, and claw back previously paid equity and cash incentive awards. Material provisions applicable to NEOs based in the U.S. are summarized below.

Element of Compensation and Trigger		Forfeiture or Clawback
Risk-Based Forfeiture or Clawback
The risk assessment rating is lower than our acceptable risk tolerance	⇨	Unvested PSUs and RSUs will be subject to review and potential forfeiture, and cash incentives and vested RSUs and PSUs will be subject to clawback, as determined by the HRC Committee

Equity Awards

During the course of employment, the individual directly or indirectly engages in conduct, or it is discovered that the individual engaged in conduct, that is adverse to the interests of the company, including failure to comply with the company’s rules or regulations, fraud, or conduct contributing to any financial restatements or irregularities

⇨

The company may cancel all or any portion of unvested equity awards and/or require repayment of any shares of common stock or values thereof previously issued or paid (as applicable) in settlement of such award or dividends and dividend equivalent payments (if any, as applicable) that were previously received from the award

During the course of employment, the individual engages in solicitation and/or diversion of customers or employees and/or competition with the company
Following termination of employment with the company for any reason, the individual violates any post-termination obligations or duties owed to the company under any agreement with the company
Any compensation otherwise payable or paid to the individual is required to be forfeited and/or repaid to the company pursuant to applicable regulatory requirements or as otherwise required by law

Violation of any obligation under the applicable award agreement (including failing to satisfy notice requirements, breaching non-competition or non-solicitation provisions while any portion of the award is outstanding or breaching the confidentiality or non-disparagement provisions)

Cash Awards

The individual has engaged in conduct that is materially adverse to the company’s interests (including, directly or indirectly, competing with the company or its affiliates or fraud or conduct that contributes to a financial restatement or other irregularity) or where recovery is required pursuant to applicable regulatory requirements or as otherwise required by law

	⇨	The company may claw back some or all of a cash incentive award made to the individual

NYSE Clawback Policy
In addition to the conduct-based forfeiture or clawback provisions, incentive compensation is subject to recovery in the event of a ‘restatement’, as defined in the NYSE Clawback Policy	⇨	The company must claw back awarded incentive compensation in excess of the amount the NEO would have received had the award been determined on the restated financial measure(s)

Severance Benefits

Stockholder Approval of Future Executive Severance Arrangements. The Board has adopted a policy that the company will not enter into a future severance arrangement with an executive that provides for severance benefits (as defined in the policy) in an amount exceeding 2.99 times the sum of annual base salary and target bonus (as defined in the policy) for the year of termination (or, if greater, for the year before the year of termination), unless such arrangement receives prior stockholder approval.

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ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

Executive Severance Plan. The Bank of New York Mellon Corporation Executive Severance Plan (the “Executive Severance Plan”), as in effect for 2023, provides that participants terminated by the company without “cause” are eligible to receive severance payments and benefits as shown in the table below (as defined in the plan).

Reason for Termination	Severance Payment	Annual Incentive Award	Benefit Continuation	Outplacement Services

By the company without “cause”	1 times base salary	Pro-rata annual incentive award paid after year end at the discretion of management and the HRC Committee	1 year	1 year

By the company without “cause” or by the participant for “good reason” within two years following a “change in control”	2 times base salary and 2 times target annual incentive	Pro-rata target annual incentive for the year of termination	2 years	1 year

Executive Severance Plan participants are selected by the HRC Committee and include each of our NEOs. To receive benefits under the plan, a participant must sign a release and waiver of claims in favor of the company and agree not to compete against the company, or solicit our customers and employees, for so long as the participant is receiving benefits under the Executive Severance Plan.

The HRC Committee amended and restated the Executive Severance Plan, effective March 1, 2024. The amended and restated Executive Severance Plan updates the “Pro-Rata Annual Incentive Award” provided for the year of termination to include eligibility for a full pro-rated amount of such award (cash and deferred), aligns the definition of “Cause” with the definition for such term in the participant’s most recently granted equity award agreement, and effectuates certain other changes. Consistent with the HRC Committee’s approach to reviewing the company’s executive compensation practices and programs, in determining to modify the Executive Severance Plan, the HRC Committee reviewed the current plan in light of market practice and developments and advice of its independent compensation consultants.

We do not provide any severance-related tax gross-ups. If any payment under the Executive Severance Plan would cause a participant to become subject to the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (“IRC”), then payments and benefits will be reduced to the amount that would not cause the participant to be subject to the excise tax if such a reduction would put the participant in a better after-tax position than if the participant were to pay the tax. In addition, the amount of payments and benefits payable under the Executive Severance Plan will be reduced to the extent necessary to comply with our policy regarding stockholder approval of future executive severance arrangements as described above.

For a description of benefits following a change of control, see “Executive Compensation Tables and Other Compensation Disclosures – Potential Payments upon Termination or Change in Control” on page 84 below.

Confidentiality, Notice, and Restrictive Covenants Agreements. The obligations and duties applicable to each of our NEOs include certain covenants pursuant to a Confidentiality, Notice, and Restrictive Covenants Agreement entered into with the company. Each such agreement requires written notice of the executive’s resignation of employment for any reason and includes covenants regarding the executive’s protection of confidential information (including indefinite non-disclosure of confidential information), non-solicitation obligations (including non-solicitation of company employees and non-interference with any company relationships with customers, clients or employees) for at least one year following the expiration of the applicable notice period, and assignment of inventions to the company.

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ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

Tax Considerations

The HRC Committee considers certain tax implications when designing our executive compensation programs and certain specific awards. We generally design our compensation programs so that compensation paid to our NEOs can qualify for available income tax deductions. However, the HRC Committee believes that stockholders’ interests may best be served by offering compensation that is not fully deductible, where appropriate, to attract, retain and motivate talented executives. Accordingly, the HRC Committee has discretion to authorize compensation that does not qualify for income tax deductibility.

BNY Mellon Charitable Grant Recommendations

BNY Mellon has a longstanding commitment to philanthropy in the communities where our employees live and work. In 2022, BNY Mellon provided $36.9 million in support to non-profit organizations globally. Overall, during that time we aligned 68% of our philanthropic managed giving with a strategic focus of developing the workforce of the future. We expect the recipients of our philanthropic funding to share our commitment to protect human rights. We require nonprofit organizations, such as charities and nongovernmental organizations, applying for financial sponsorship or donations to certify compliance with our Non-Discrimination Policy Certification for Non-Profits and to complete a thorough vetting process.

To further cultivate a culture of giving back and as part of the company’s overall philanthropic programming, in 2023 we established a donor advised fund giving program (the “Impact DAF”) and made a contribution to the BNY Mellon Charitable Gift Fund to support $2 million of giving. We expect to make additional contributions annually. Through the Impact DAF program, Executive Committee members are encouraged to recommend grants to non-profit organizations consistent with our mission of strengthening the communities in which we live and work. Grant recommendations from our Executive Committee are intended to help to ensure that the Impact DAF program invests in a diverse group of charities that improves the lives of people in communities around the world. Grant recommendations are reviewed and approved by the BNY Mellon Charitable Gift Fund and the company’s Philanthropy team, which confirms alignment with our mission and our policies and has no obligation to follow recommendations. In addition, the BNY Mellon Charitable Gift Fund is governed by a majority independent board of directors and has no obligation to follow recommendations made by us. The BNY Mellon Charitable Gift Fund performs its own due diligence in reviewing whether an organization recommended to receive grants is eligible.

No grant recommendations were made by Executive Committee members in 2023. We will encourage our Executive Committee to make recommendations of grants to non-profit organizations consistent with the company’s philanthropic focus.

How We Address Risk and Control

On an annual basis, our Chief Risk Officer meets with the HRC Committee to review the company’s compensation plans and arrangements, including those in which members of the Executive Committee participate, to verify that they are well-balanced and do not encourage imprudent risk-taking.

For employees who, individually or as a group, are responsible for activities that may expose the company to material amounts of risk, their incentive compensation can be negatively impacted based on their performance through an

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ITEM 2. ADVISORY VOTE ON COMPENSATION Compensation Discussion & Analysis

assessment of their performance on the risk and compliance goals included in our performance management process, directly linking their compensation to risk management. Adjustments to compensation are determined by a senior management committee responsible for control functions and reported to the HRC Committee. This approach allows for the elimination of an incentive award if risk performance is below acceptable standards.

With respect to our NEOs, there are several controls intended to link incentive compensation to appropriate risk-taking. As a threshold matter, a common equity Tier 1 ratio for the company of at least 8.5% was established as a minimum funding requirement for our incentive compensation. Payment of any incentive compensation is conditional upon the company meeting this goal. The HRC Committee’s incentive compensation determinations are inclusive of a risk assessment for each executive, which is reviewed by the HRC Committee. The corporate component earnout can also be reduced based on the aggregate performance on the risk assessment for the Executive Committee. In addition, each NEO’s equity awards are subject to 100% forfeiture during the vesting period and clawback following settlement of such awards, and NEOs’ cash incentive awards are subject to 100% clawback, in each case based on ongoing risk assessments, under our comprehensive clawback policies.

We are also subject to regulation by various U.S. and international governmental and regulatory agencies with respect to executive compensation matters and how risk factors into, and is affected by, compensation decisions. Our programs have been designed to comply with these regulations, and the HRC Committee regularly monitors new and proposed regulations as they develop to determine if additional action is required.

Based on the above, we believe that our compensation plans and practices are well-balanced and do not encourage imprudent risk-taking that threatens our company’s value or creates risks that are reasonably likely to have a material adverse effect on the company.

Report of the HRC Committee

The HRC Committee has reviewed and discussed the foregoing “Compensation Discussion & Analysis” with management. On the basis of such review and discussions, the HRC Committee recommended to the Board that the “Compensation Discussion & Analysis” be included in the company’s 2023 Annual Report and this proxy statement.

By: The Human Resources and Compensation Committee

Elizabeth E. Robinson, Chair
Linda Z. Cook
M. Amy Gilliland
Jeffrey A. Goldstein
Ralph Izzo

76 BNY MELLON 2024 PROXY STATEMENT

ITEM 2. ADVISORY VOTE ON COMPENSATION	Executive Compensation Tables and Other Compensation Disclosures

2023 Summary Compensation Table

The following table presents the compensation for our NEOs in accordance with SEC rules, which require equity-based awards to be reported for the year that they are granted. The table below reflects equity-based incentive compensation grants made in 2023 for 2022 performance. A summary of the HRC Committee’s decisions on the compensation awarded to our NEOs for 2023 performance can be found in the “Compensation Discussion & Analysis” section of this proxy statement, which begins on page 49.

Name and Principal Position(1)	Year	Salary	Bonus(2)	Stock Awards(3)(4)	Non-Equity Incentive Plan Compensation	All Other Compensation(5)	Total Compensation

Robin Vince President and Chief Executive Officer	2023	$1,300,000	—	$10,025,856	$5,425,000	$50,311	$16,801,167
	2022	$916,667	—	$6,706,317	$3,557,540	$22,945	$11,203,469
	2021	$750,000	—	$1,544,012	$3,052,500	$3,964,159	$9,310,671

Dermot McDonogh Senior Executive Vice President and Chief Financial Officer	2023	$650,000	—	$5,050,038	$2,778,300	$2,641,523	$11,119,862
	2022	$100,000	$75,000	$8,782,808	$1,650,000	$514,041	$11,121,850

Roman Regelman Senior Executive Vice President and Global Head of Securities Services	2023	$650,000	—	$4,336,255	$1,943,100	$58,041	$6,987,396
	2022	$600,000	—	$3,552,545	$1,960,200	$16,000	$6,128,745

Senthil Kumar Senior Executive Vice President and Chief Risk Officer	2023	$650,000	—	$4,139,166	$1,964,520	$139,750	$6,893,436
	2022	$600,000	—	$3,349,548	$1,871,100	$253,694	$6,074,342
	2021	$600,000	—	$2,775,747	$1,524,600	$376,757	$5,277,104

Catherine Keating Senior Executive Vice President and Global Head of Wealth Management	2023	$650,000	—	$3,934,757	$1,791,180	$41,000	$6,416,937

Bridget Engle Senior Executive Vice President, Chief Information Officer and Global Head of Engineering	2023	$650,000	—	$4,905,609	$2,354,580	$16,000	$7,926,189
	2022	$600,000	—	$4,872,059	$2,217,600	$16,000	$7,705,659
	2021	$600,000	—	$4,239,383	$2,217,600	$16,000	$7,072,983

Emily Portney Senior Executive Vice President and Global Head of Asset Servicing (Former Chief Financial Officer)	2023	$650,000	—	$4,336,255	$1,983,780	$41,000	$7,011,035
	2022	$600,000	—	$7,192,940	$1,960,200	$16,000	$9,769,140
	2021	$600,000	—	$2,399,289	$1,452,000	$8,700	$4,459,989

(1)

Because Mr. McDonogh and Mr. Regelman were NEOs only in 2023 and 2022, no disclosure is included for them in 2021. Because Ms. Keating was an NEO only in 2023, no disclosure is included for her in 2022 and 2021.

(2)	The amount for Mr. McDonogh reflects his cash sign-on bonus in 2022.

(3)

The amounts disclosed in this column include the grant date fair value of RSUs and PSUs granted in 2023, 2022, and 2021. For 2023, the grant date fair values of PSUs were: $6,468,297 for Mr. Vince; $2,000,010 for Mr. McDonogh; $2,376,015 for Mr. Regelman; $2,268,021 for Mr. Kumar; $2,156,030 for Ms. Keating; $2,688,002 for Ms. Engle; and $2,376,015 for Ms. Portney. Assuming that the maximum level of performance conditions are achieved, the PSU values would be: $9,702,446 for Mr. Vince; $3,000,015 for Mr. McDonogh; $3,564,022 for Mr. Regelman; $3,402,032 for Mr. Kumar; $3,234,045 for Ms. Keating; $4,032,003 for Ms. Engle; and $3,564,022 for Ms. Portney. For 2023, the amount disclosed in this column for Mr. McDonogh also includes the grant date fair value of his equity buyout RSUs granted in March 2023.

(4)

The amounts disclosed in this column are computed in accordance with FASB ASC Topic 718 (“ASC 718”) using the valuation methodology for equity awards set forth in note 17 to the consolidated financial statements in our 2023 Annual Report.

BNY MELLON 2024 PROXY STATEMENT 77

ITEM 2. ADVISORY VOTE ON COMPENSATION	Executive Compensation Tables and Other Compensation Disclosures

(5)	The items comprising “All Other Compensation” for 2023 are:

Name	Perquisites and Other Personal Benefits(a)	Contributions to Defined Contribution Plans(b)	New Hire Payments(c)	Total

Robin Vince	$34,311	$16,000	—	$50,311

Dermot McDonogh	$42,803	$16,000	$2,582,720	$2,641,523

Roman Regelman	$42,041	$16,000	—	$58,041

Senthil Kumar	—	$16,000	$123,750	$139,750

Catherine Keating	$25,000	$16,000	—	$41,000

Bridget Engle	—	$16,000	—	$16,000

Emily Portney	$25,000	$16,000	—	$41,000

(a)

“Perquisites and Other Personal Benefits” for Mr. Vince consist of executive financial management ($18,000) and personal security services ($16,311). We provided personal security to Mr. Vince in certain circumstances during 2023 based on an assessment of risk, including his high-profile position and work location. We believe this cost was an appropriate and necessary business expense and do not consider the security measures to be personal benefits. Mr. Vince is entitled to a company provided car and driver for business and personal use, but elected to supply his own vehicle and fully reimbursed the company for the personal use of the company’s driver. Mr. Vince is entitled to reasonable personal use of the company’s corporate aircraft and elected to fully reimburse the company for such use. For Mr. McDonogh and Mr. Regelman, this column consists of executive healthcare ($25,000) and executive financial management ($17,803 and $17,041, respectively). For Ms. Keating and Ms. Portney, this column consists of executive healthcare.

(b)	“Contributions to Defined Contribution Plans” consist of matching contributions under the BNY Mellon 401(k) Savings Plan. The company match is capped at $16,000.

(c)

“New Hire Payments” for Mr. McDonogh consist of relocation costs associated with his relocation from Dublin, Ireland to the U.S. ($168,236), a one-time tax equalization payment, subject to the company’s standard terms and conditions, including clawback and recoupment as per the amended offer terms, for the equity buyout awards and vested, undelivered equity awards from his former employer resulting from the company’s request that he relocate ($2,230,000) and a tax equalization payment, as part of the standard relocation benefit provided to eligible employees, to reimburse Mr. McDonogh for income tax liability arising from certain of the relocation costs ($184,484). For Mr. Kumar, the amount consists of a cash buyout of unvested equity being forfeited from his former employer included as per the offer terms.

78 BNY MELLON 2024 PROXY STATEMENT

ITEM 2. ADVISORY VOTE ON COMPENSATION	Executive Compensation Tables and Other Compensation Disclosures

2023 Grants of Plan-Based Awards

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards(3)
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(4)
Robin Vince	EICP	—	—	$4,425,000	$6,637,500
	PSUs	2/13/2023	—	—	—	—	124,582	186,873	—	$6,468,297
	RSUs	2/13/2023	—	—	—		—	—	68,520	$3,557,558

Dermot McDonogh	EICP	—	—	$2,205,000	$3,307,500
	PSUs	2/13/2023	—	—	—	—	38,521	57,782	—	$2,000,010
	RSUs	2/13/2023	—	—	—		—	—	31,780	$1,650,018
	RSUs	3/1/2023	—	—	—		—	—	27,712	$1,400,010
Roman Regelman	EICP	—	—	$1,905,000	$2,857,500
	PSUs	2/13/2023	—	—	—	—	45,763	68,645	—	$2,376,015
	RSUs	2/13/2023	—	—	—		—	—	37,755	$1,960,240

Senthil Kumar	EICP	—	—	$1,605,000	$2,407,500
	PSUs	2/13/2023	—	—	—	—	43,683	65,525	—	$2,268,021
	RSUs	2/13/2023	—	—	—		—	—	36,039	$1,871,145
Catherine Keating	EICP	—	—	$1,605,000	$2,407,500
	PSUs	2/13/2023	—	—	—	—	41,526	62,289	—	$2,156,030
	RSUs	2/13/2023	—	—	—				34,259	$1,778,727
Bridget Engle	EICP	—	—	$1,905,000	$2,857,500
	PSUs	2/13/2023	—	—	—	—	51,772	77,658		$2,688,002
	RSUs	2/13/2023	—	—	—		—	—	42,712	$2,217,607

Emily Portney	EICP	—	—	$1,605,000	$2,407,500		—	—	—	—
	PSUs	2/13/2023	—	—	—	—	45,763	68,645		$2,376,015
	RSUs	2/13/2023	—	—	—				37,755	$1,960,240

(1)

Represents the target and maximum cash incentive compensation amounts for performance during 2023 under The Bank of New York Mellon Corporation Executive Incentive Compensation Plan (the “EICP”). There was no threshold payout under the EICP for 2023. Actual cash incentive compensation paid is determined based on the Corporate Component and Individual Modifier.

(2)

Represents the portion of the NEO’s incentive compensation awarded in the form of PSUs under the LTIP for performance during 2022. The amounts shown under the “Maximum” column represent the maximum payout level of 150% of target; there is no threshold payout level. Upon vesting, earned PSUs, inclusive of any earned dividend equivalents, will be paid out in shares of BNY Mellon common stock. These PSUs will be earned between 0% – 150% based on average Adjusted ROTCE and relative total shareholder return versus the TSR Peer Group, each over a three-year period. Earned PSUs cliff vest after the end of the performance period. All unvested PSUs are subject to downward adjustment in the event an NEO’s risk assessment rating is lower than our acceptable risk tolerance level, as determined by the HRC Committee.

(3)

Represents the portion of the NEO’s incentive compensation award granted in the form of RSUs under the LTIP for performance during 2022. RSUs granted on February 13, 2023, vest in equal installments over three years. The RSUs granted to Mr. McDonogh on March 1, 2023 represents the remaining buyout award as per his offer terms that vests in annual installments over a three-year period commencing on February 28, 2024.

(4)	The aggregate grant date fair value of awards presented in this column is calculated in accordance with ASC 718.

BNY MELLON 2024 PROXY STATEMENT 79

ITEM 2. ADVISORY VOTE ON COMPENSATION	Executive Compensation Tables and Other Compensation Disclosures

2023 Outstanding Equity Awards at Fiscal Year-End

The market value of unvested or unearned awards is calculated using a $52.05 per share value, which was the closing price per share of our common stock on the NYSE on December 29, 2023 (the last trading day of the year).

		Option Awards				Stock Awards(2)
		Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Year of Grant/ Performance Period(1)	Exercisable	Unexercisable
Robin Vince	2021	—	—	—	—	4,381	$228,031	—	—
	2022	—	—	—	—	27,242	$1,417,946	—	—
	2023	—	—	—	—	68,520	$3,566,466	—	—
	2021-2023	—	—	—	—	—	—	29,791(3)	$1,550,626
	2022-2024	—	—	—	—	—	—	70,966(4)	$3,693,769
	2023-2025	—	—	—	—	—	—	128,044(4)	$6,664,716
Dermot McDonogh	2022	—	—	—	—	191,932	$9,990,061	—	—
	2023	—	—	—	—	59,492	$3,096,559	—	—
	2023-2025	—	—	—	—	—	—	39,592(4)	$2,060,743
Roman Regelman	2021	—	—	—	—	5,907	$307,459	—	—
	2022	—	—	—	—	14,431	$751,134	—	—
	2023	—	—	—	—	37,755	$1,965,148	—	—
	2021-2023	—	—	—	—	—	—	40,167(3)	$2,090,699
	2022-2024	—	—	—	—	—	—	37,593(4)	$1,956,701
	2023-2025	—	—	—	—	—	—	47,035(4)	$2,448,166
Senthil Kumar	2021	—	—	—	—	7,877	$409,998	—	—
	2022	—	—	—	—	13,606	$708,192	—	—
	2023	—	—	—	—	36,039	$1,875,830	—	—
	2021-2023	—	—	—	—	—	—	53,558(3)	$2,787,669
	2022-2024	—	—	—	—	—	—	35,445(4)	$1,844,896
	2023-2025	—	—	—	—	—	—	44,897(4)	$2,336,893
Catherine Keating	2021	—	—	—	—	7,719	$401,774	—	—
	2022	—	—	—	—	14,902	$775,649	—	—
	2023	—	—	—	—	34,259	$1,783,181	—	—
	2021-2023	—	—	—	—	—	—	52,486(3)	$2,731,894
	2022-2024	—	—	—	—	—	—	38,821(4)	$2,020,613
	2023-2025	—	—	—	—	—	—	42,680(4)	$2,221,501
Bridget Engle	2021	—	—	—	—	12,030	$626,162	—	—
	2022	—	—	—	—	19,791	$1,030,122	—	—
	2023	—	—	—	—	42,712	$2,223,160	—	—
	2021-2023	—	—	—	—	—	—	81,797(3)	$4,257,553
	2022-2024	—	—	—	—	—	—	51,556(4)	$2,683,490
	2023-2025	—	—	—	—	—	—	53,211(4)	$2,769,627

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ITEM 2. ADVISORY VOTE ON COMPENSATION	Executive Compensation Tables and Other Compensation Disclosures

		Option Awards				Stock Awards(2)
		Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Year of Grant/ Performance Period(1)	Exercisable	Unexercisable
Emily Portney	2021	—	—	—	—	6,808	$354,356	—	—
	2022	—	—	—	—	60,532	$3,150,691	—	—
	2023	—	—	—	—	37,755	$1,965,148	—	—
	2021-2023	—	—	—	—	—	—	46,294(3)	$2,409,595
	2022-2024	—	—	—	—	—	—	33,757(4)	$1,757,065
	2023-2025	—	—	—	—	—	—	47,035(4)	$2,448,166

(1)	Refers to the year of grant for RSUs and to the performance period for PSUs.

(2)	RSUs vest in accordance with the following schedule:

Year of Grant
2021	Three-year pro-rata vesting; the remaining unvested RSUs vested on February 8, 2024.
2022

Three-year pro-rata vesting for annual awards; 50% of the remaining unvested RSUs vested on February 15, 2024 and vest on February 15, 2025. For Mr. McDonogh, 61,626 RSUs vest on February 28, 2025, 50,060 RSUs vest on February 28, 2026, 36,919 RSUs vest on February 28, 2027, 26,213 RSUs vest on February 28, 2028 and 17,114 RSUs vest on February 28, 2029. For Ms. Portney, 47,574 vesting on November 2, 2025 (47,574 vested on March 1, 2023), with 100% of the award settling on November 2, 2025.

2023

Three-year pro-rata vesting for annual awards; 33% vested on February 15, 2024 and the remaining unvested RSUs vest 50% on February 15, 2025 and 50% on February 15, 2026. For Mr. McDonogh 9,238 RSUs vested on February 28, 2024, and 9,237 RSUs vest on February 28, 2025, and 9,237 RSUs vest on February 28, 2026.

PSUs are earned and vest in accordance with the following schedule:

Performance Period
2021-2023	Earned at 116% of target, based on adjusted ROTCE and TSR, each over a three-year period; earned PSUs cliff vest after the end of the performance period.
2022-2024	Earned, between 0%—150% of target, based on adjusted ROTCE and TSR, each over a three-year period; earned PSUs cliff vest after the end of the performance period.
2023-2025	Earned, between 0%—150% of target, based on adjusted ROTCE and TSR, each over a three-year period; earned PSUs cliff vest after the end of the performance period.

(3)	Includes accrued dividends on the PSUs granted in 2021 as of December 31, 2023, which were earned based on actual performance as determined by the HRC Committee.

(4)	Includes accrued dividends on the PSUs granted in 2022 and 2023, assuming target performance.

BNY MELLON 2024 PROXY STATEMENT 81

ITEM 2. ADVISORY VOTE ON COMPENSATION	Executive Compensation Tables and Other Compensation Disclosures

2023 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting ($)

Robin Vince	—	—	44,747	$2,260,703

Dermot McDonogh	—	—	—	—

Roman Regelman	—	—	51,509	$2,637,994

Senthil Kumar	—	—	64,923	$3,317,796

Catherine Keating	—	—	80,620	$4,016,107

Bridget Engle	—	—	113,390	$5,795,729

Emily Portney	—	—	71,479	$3,634,485

82 BNY MELLON 2024 PROXY STATEMENT

ITEM 2. ADVISORY VOTE ON COMPENSATION	Executive Compensation Tables and Other Compensation Disclosures

2023 Pension Benefits

None of our NEOs participate in any retirement plan that provides for specified payments and benefits (other than defined contribution plans).

2023 Nonqualified Deferred Compensation

The following table provides information with respect to each plan that provides for nonqualified deferred compensation in which the NEOs participate. Each of these plans is described below.

Name	Executive Contributions in Fiscal Year 2023	Registrant Contributions in Fiscal Year 2023	Aggregate Earnings in Fiscal Year 2023	Aggregate Withdrawals/ Distributions	Aggregate Balance at End of Fiscal Year 2023

Robin Vince	—	—	—	—	—

Dermot McDonogh	—	—	—	—	—

Roman Regelman	—	—	$3,786	—	$14,592

Senthil Kumar	—	—	$1,474	—	$7,440

Catherine Keating	—	—	$2,920	—	$18,132

Bridget Engle	—	—	$3,320	—	$26,692

Emily Portney	—	—	$1,743	—	$12,465

BNY Mellon Nonqualified Deferred Compensation Plans

BNY Mellon 401(k) Benefits Restoration Plan. Due to an amendment to the tax-qualified BNY Mellon 401(k) Savings Plan effective January 1, 2021, no NEOs are eligible to earn non-elective contributions under that plan after December 31, 2020. Therefore, no additional benefits were earned by NEOs under the BNY Mellon 401(k) Benefits Restoration Plan for the year ended December 31, 2023. The BNY Mellon 401(k) Benefits Restoration Plan is a nonqualified plan designed for the purpose of providing deferred compensation on an unfunded basis for eligible employees. The deferred compensation provided under the BNY Mellon 401(k) Benefits Restoration Plan is intended to supplement the benefit provided under the 401(k) Plan where the employee’s retirement contributions under the 401(k) Plan are limited due to the maximums imposed on “qualified” plans by Section 401(a)(17) of the IRC. Pursuant to the BNY Mellon 401(k) Benefits Restoration Plan, we set up a notional account that is credited with an amount, if any, of non-elective company contributions that would have been credited to each eligible employee’s 401(k) Plan account absent those tax limitations, including for prior years in which the BNY Mellon 401(k) Benefits Restoration Plan was not yet in effect. The amounts credited to the notional accounts generally vest after three years of service, as defined and calculated under the 401(k) Plan. Mr. Vince and Mr. McDonogh did not earn a contribution under the BNY Mellon 401(k) Benefits Restoration Plan prior to December 31, 2020.

BNY MELLON 2024 PROXY STATEMENT 83

ITEM 2. ADVISORY VOTE ON COMPENSATION	Executive Compensation Tables and Other Compensation Disclosures

Potential Payments upon Termination or Change in Control

The following discussion summarizes the arrangements, agreements, and policies of the company relating to potential payments to our NEOs upon termination or change in control.

Retirement Benefits

We provide qualified and non-qualified pension retirement benefits and qualified and non-qualified defined contribution retirement benefits (with the specific plans varying depending on when participation began).

In addition, we provide continued vesting of equity awards for participants who are eligible for retirement, with the eligibility dependent on the individual’s age and length of service and the terms of the applicable plan and award agreements. At December 31, 2023 and using the same assumptions as used for the “Table of Other Potential Payments” below, our NEOs were eligible to receive continued vesting of stock awards in the following amounts: for Mr. Vince, $6,980,317, for Mr. McDonogh, $10,293,314, for Ms. Keating, $10,046,510, and for Ms. Engle $13,742,446. In accordance with the terms of their offer letters, RSUs granted to Mr. Vince and Mr. McDonogh in connection with their equity buyout awards, excluding the equity buyout award granted in March 2023 for Mr. McDonogh, will continue to vest following termination of employment unless the NEO’s employment is terminated for cause. Also, in accordance with the terms of Mr. Vince’s offer letter, any equity awards granted to Mr. Vince prior to September 1, 2022 (other than RSUs granted in connection with his buyout award) and prior to his turning 55 years old will continue to vest according to their terms if Mr. Vince complies with all applicable covenants and (i) his employment is terminated without cause, (ii) his employment is terminated pursuant to mutual agreement, or (iii) he voluntarily resigns as a result of a material and adverse change in duties, responsibilities or scope of his position except to the extent required by law or regulation. All equity awards granted to Mr. Vince on or after September 1, 2022 will no longer have the above provision apply and conform to the vesting terms applicable to awards made to Executive Committee members. Mr. Kumar, Ms. Portney, and Mr. Regelman are not included above because they are not retirement eligible. Ms. Portney’s retention award granted in November 2022 does not have a retirement provision. If an NEO is terminated for cause, such individual’s award does not continue to vest.

Other Potential Payments upon Termination or Change in Control

Change in Control and Severance Arrangements. Since 2010, our Board has implemented a “Policy Regarding Stockholder Approval of Future Senior Officer Severance Arrangements.” The policy provides that the company will not enter into a future severance arrangement with a senior executive that provides for severance benefits (as defined in the policy) in an amount exceeding 2.99 times the sum of the senior executive’s annual base salary and target bonus for the year of termination (or, if greater, for the year before the year of termination), unless such arrangement receives approval of the stockholders of the company.

Under the Executive Severance Plan, as in effect for 2023, if an eligible participant is terminated by the company without “cause” (as defined in the plan), the participant is eligible to receive a severance payment equal to one times the participant’s base salary for the year of termination (or, if greater, for the year before the year of termination) and benefit continuation and outplacement services for one year.

The participant is also eligible for a pro-rata annual incentive award (as defined in the plan) for the year of termination in the company’s sole discretion.

If a participant’s employment is terminated by the company without cause or if the participant terminates his or her employment for “good reason” (as defined in the plan) within two years following a “change in control” (as defined in the plan), then instead of receiving the benefits described above, the participant is eligible to receive a severance payment equal to two times the sum of the participant’s base salary and target annual incentive (as defined in the

84 BNY MELLON 2024 PROXY STATEMENT

ITEM 2. ADVISORY VOTE ON COMPENSATION	Executive Compensation Tables and Other Compensation Disclosures

plan) for the year of termination (or, if greater, for the year before the year of termination), a pro-rata target annual incentive (as defined in the plan) for the year of termination, benefit continuation for two years and outplacement services for one year.

The payments and benefits under the plan are subject to the participant signing a release and waiver of claims in favor of the company and agreeing not to compete against the company, or solicit our customers and employees, for so long as the participant is receiving benefits under the plan. If any payment under the plan would cause a participant to become subject to the excise tax imposed under Section 4999 of the IRC, then payments and benefits will be reduced to the amount that would not cause the participant to be subject to the excise tax if such a reduction would put the participant in a better after-tax position than if the participant were to pay the tax.

Payments and benefits that are payable under the plan will be reduced to the extent that the amount of such payments or benefits would exceed the amount permitted to be paid under the company’s “Policy Regarding Stockholder Approval of Future Senior Officer Severance Arrangements” and such amounts are not approved by the company’s stockholders in accordance with the policy.

Unvested Equity Awards. Equity awards granted to our NEOs through December 31, 2023 were granted under the LTIP or its predecessor. Each award is evidenced by an award agreement that sets forth the terms and conditions of the award and the effect of any termination event or a change in control on unvested equity awards. The effect of a termination event or change in control on outstanding equity awards varies by and type of award.

Table of Other Potential Payments. The following table is based on the following assumptions:

•	A termination of employment effective as of December 31, 2023.

•	Equity awards valued at $52.05, the closing price of our common stock on December 29, 2023, the last trading day of the year.

•

The amounts shown in the table include the estimated potential payments and benefits that are payable as a result of the triggering event and do not include any pension, deferred compensation, or equity award vesting that would be earned on retirement as described above. We have only included amounts by which an NEO’s retirement benefit is enhanced by the triggering event, or additional equity awards that vest on the triggering event that would not vest on retirement alone.

•

The designation of an event as a termination in connection with a change in control is dependent upon the termination being either an involuntary termination by the company without cause or a termination by the NEO for good reason.

•	“Cash severance” includes severance payments as described above provided for under the terms of the Executive Severance Plan.

The actual amounts that would be payable in these circumstances can only be determined at the time of the executive’s separation, would include payments or benefits already earned or vested, and may differ from the amounts set forth in the tables below. In some cases a release may be required before amounts would be payable. Although we may not have any contractual obligation to make a cash payment or provide other benefits to any NEO in the event of his or her death or upon the occurrence of any other event, a cash payment may be made or other benefit may be provided in our discretion. The benefits that would be payable upon certain types of termination of employment as they pertain to the NEOs are described below.

BNY MELLON 2024 PROXY STATEMENT 85

ITEM 2. ADVISORY VOTE ON COMPENSATION	Executive Compensation Tables and Other Compensation Disclosures

Named Executive Officer	By Company Without Cause	Termination in Connection with Change of Control	Death

Robin Vince

Cash Severance(1)	$1,300,000	$20,300,000	—

Pro-rated Incentive(1)	$10,850,000	$8,850,000	—

Health and Welfare Benefits	$43,503	$62,006	—

Additional Stock Award Vesting(2)	$10,314,091	$10,314,091	$10,314,091

TOTAL	$22,507,594	$39,526,097	$10,314,091

Dermot McDonogh

Cash Severance(1)	$650,000	$10,120,000	—

Pro-rated Incentive(1)	$5,556,600	$4,410,000	—

Health and Welfare Benefits	$43,521	$62,042	—

Additional Stock Award Vesting(2)	$5,229,289	$5,229,289	$5,229,289

TOTAL	$11,479,410	$19,821,331	$5,229,289

Roman Regelman

Cash Severance(1)	$650,000	$8,920,000	—

Pro-rated Incentive(1)	$3,886,200	$3,810,000	—

Health and Welfare Benefits	$43,779	$62,558	—

Additional Stock Award Vesting(2)	$8,974,726	$9,626,950	$9,626,950

TOTAL	$13,554,705	$22,419,508	$9,626,950

Senthil Kumar

Cash Severance(1)	$650,000	$7,720,000	—

Pro-rated Incentive(1)	$3,929,040	$3,210,000	—

Health and Welfare Benefits	$43,376	$61,752	—

Additional Stock Award Vesting(2)	$10,074,708	$10,074,708	$10,074,708

TOTAL	$14,697,124	$21,066,460	$10,074,708

Catherine Keating

Cash Severance(1)	$650,000	$7,720,000	—

Pro-rated Incentive(1)	$3,582,360	$3,210,000	—

Health and Welfare Benefits	$37,475	$49,950	—

Additional Stock Award Vesting(2)	—	—	—

TOTAL	$4,269,835	$10,979,950

Bridget Engle

Cash Severance(1)	$650,000	$8,920,000	—

Pro-rated Incentive(1)	$4,709,160	$3,810,000	—

Health and Welfare Benefits	$43,440	$61,880	—

Additional Stock Award Vesting(2)	—	—	—

TOTAL	$5,402,600	$12,791,880

Emily Portney

Cash Severance(1)	$650,000	$7,720,000	—

Pro-rated Incentive(1)	$3,967,560	$3,210,000	—

Health and Welfare Benefits	$37,603	$50,206	—

Additional Stock Award Vesting(2)	$11,681,773	$12,267,504	$12,267,504

TOTAL	$16,336,936	$23,247,710	$12,267,504

(1)

Amounts shown assume that no NEO received payment or other separation benefit other than the payments and benefits contemplated by the Executive Severance Plan. Amounts have been calculated in accordance with the terms of the plan and the applicable agreements. For terminations by the company without cause, cash severance amounts will be paid in installments over a one-year period following termination. For terminations in connection with a change of control, cash severance amounts will be paid in a lump sum.

86 BNY MELLON 2024 PROXY STATEMENT

ITEM 2. ADVISORY VOTE ON COMPENSATION	Executive Compensation Tables and Other Compensation Disclosures

(2)

The value of “Additional Stock Award Vesting” represents the value at December 31, 2023 of all RSUs (along with cash dividends accrued on the RSUs) and earned PSUs (along with dividend equivalents on the PSUs) on that date (based on the closing price of $52.05 of our common stock on December 29, 2023, the last trading day of the year). Information relating to the vesting of stock awards on retirement can be found in “Retirement Benefits” on page 84 above.

BNY MELLON 2024 PROXY STATEMENT 87

ITEM 2. ADVISORY VOTE ON COMPENSATION	Executive Compensation Tables and Other Compensation Disclosures

Pay Ratio

Set forth below is the annual total compensation of our median employee, the annual total compensation of Mr. Vince, and the ratio of those two values:

•	The 2023 annual total compensation of the median employee of BNY Mellon (other than our CEO) was $80,501(1);

•	The 2023 annual total compensation of our CEO, Mr. Vince, was $16,819,670(2); and

•	For 2023, the ratio of the annual total compensation of Mr. Vince to the annual total compensation of our median employee was 209 to 1.

Background

We identified our median employee using our world-wide employee population (without exclusions) as of October 31, 2023 and measuring compensation based on total pay actually received over the period November 1, 2022 – October 31, 2023.

As required by SEC rules, we calculated 2023 annual total compensation for our median employee using the same methodology that we use to determine our NEOs’ annual total compensation for the “2023 Summary Compensation Table.”

The pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

(1)	The median employee’s total compensation includes the value of company-paid benefits applicable to the median employee.
(2)

For purposes of the CEO pay ratio disclosure, Mr. Vince’s annual total compensation includes the amount reported in the “Total” column of the “2023 Summary Compensation Table” on page 77, plus the value of company-paid benefits applicable to Mr. Vince.

88 BNY MELLON 2024 PROXY STATEMENT

ITEM 2. ADVISORY VOTE ON COMPENSATION	Executive Compensation Tables and Other Compensation Disclosures

Pay Versus Performance
Pay Versus Performance Table
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of
Regulation S-K,
we are providing the following information about the relationship between executive compensation actually paid (as defined by SEC rules) and certain financial performance of the company. The HRC Committee did not consider the pay versus performance disclosure when making its incentive compensation decisions. For further information about how we align executive compensation with the company’s performance, see “Compensation Discussion and Analysis” on page 49 above. The amounts in the table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by NEOs, including with respect to RSUs and PSUs. See the “2023 Option Exercises and Stock Vested” table on page 82.

Year	PEO				Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (4)	Value of Initial Fixed $100 Investment Based on:		Net Income (MM) (7)
	Summary Compensation Table Total (1)		Compensation Actually Paid (2)							Company- Selected Performance Measure
	PEO 1 Robin Vince ($)	PEO 2 Todd Gibbons ($)	PEO 1 Robin Vince ($)	PEO 2 Todd Gibbons ($)			Total Shareholder Return ($) (5)	Peer Group Total Shareholder Return ($) (6)		Adj. ROTCE (8)

2023	$16,801,167	N/A	$20,136,728	N/A	$7,725,809	$9,723,399	$117.20	$133.20	$3,288	21.6%

2022	$11,203,469	$14,120,046	$9,551,417	$10,984,534	$8,681,348	$7,846,962	$98.94	$118.77	$2,560	21.0%

2021	N/A	$14,128,042	N/A	$26,895,557	$6,530,187	$9,933,878	$122.36	$132.75	$3,771	17.6%

2020	N/A	$9,390,555	N/A	$5,322,466	$5,230,863	$3,281,334	$87.08	$98.31	$3,626	17.8%

(1)
The dollar amounts reported for Mr. Vince and our former CEO Mr. Gibbons under “Summary Compensation Table Total” are the amounts of total compensation reported for Mr. Vince and Mr. Gibbons for each corresponding year in the “Total” column of the Summary Compensation Table.

(2)
The dollar amounts reported for Mr. Vince and Mr. Gibbons under “Compensation Actually Paid” represent the amount of “compensation actually paid” to Mr. Vince and Mr. Gibbons, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Vince or Mr. Gibbons during the applicable year. In accordance with the requirements of Item 402(v) of Regulation SK, the adjustments in the table below were made to Mr. Vince’s and Mr. Gibbons’ total compensation for each year to determine the compensation actually paid:.

	Robin Vince		Todd Gibbons
	2023	2022	2022	2021	2020

Total Compensation as reported SCT	$16,801,167	$11,203,469	$14,120,046	$14,128,042	$9,390,555

Pension values reported in SCT	—	—	$(201,571)	—	$(297,241)

Fair value of equity awards granted during fiscal year	$(10,025,856)	$(6,706,317)	$(10,268,822)	$(9,135,074)	$(4,535,332)

Pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the current year	—	—	—	—	—

Fair value of equity compensation granted in current year—value at end of fiscal year	$11,715,284	$5,256,864	$8,070,700	$15,832,016	$2,251,228

Change in fair value for end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	$223,820	$419,475	$(638,638)	$349,404	$(1,149,622)

Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	$1,317,639	$(720,974)	$(331,157)	$5,569,415	$(466,199)

Fair value as of the vesting date of awards that are granted and vest in the same year	—	—	—	—	—

Dividends or other earnings paid on stock or options awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the current fiscal year	$104,675	$98,900	$233,977	$151,754	$129,077

Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	—	—	—	—	—

Compensation Actually Paid to CEO	$20,136,728	$9,551,417	$10,984,534	$26,895,557	$5,322,466

(3)
The dollar amounts reported under Average Summary Compensation Total for non-PEO
NEOs represent the average of the amounts reported for the company’s NEOs as a group (excluding any individual serving as our CEO for such year) in the “Total” column of the Summary Compensation Table in each applicable year. The names of the NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2023, Dermot McDonogh, Roman Regelman, Senthil Kumar, Catherine Keating, Bridget Engle and Emily Portney; (ii) 2022, Emily

BNY MELLON 2024 PROXY STATEMENT 89

ITEM 2. ADVISORY VOTE ON COMPENSATION	Executive Compensation Tables and Other Compensation Disclosures

Portney, Bridget Engle, Roman Regelman and Dermot McDonogh; (iii) for 2021, Robin Vince, Emily Portney, Bridget Engle and Senthil Kumar; and (iv) for 2020, Robin Vince, Emily Portney, Bridget Engle, Catherine Keating, Michael Santomassimo and Mitchell Harris.

(4)
The dollar amounts reported under Average Compensation Actually Paid for non-PEO
NEOs represent the average amount of “compensation actually paid” to the NEOs as a group (excluding the CEO), as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation
S-K,
the adjustments in the table below were made to the NEOs’ total compensation for each year to determine the compensation actually paid:

	NEO Averages
	2023	2022	2021	2020

Total Compensation as reported SCT	$7,725,809	$8,681,348	$6,530,187	$5,230,863

Pension values reported in SCT	—	—	—	$(3,687)

Fair value of equity awards granted during fiscal year	$(4,450,347)	$(6,100,088)	$(2,739,608)	$(3,528,076)

Pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the current year	—	—	—	—

Fair value of equity compensation granted in current year—value at end of fiscal year	$5,062,522	$5,543,061	$4,713,918	$2,161,550

Change in fair value for end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	$275,976	$24,185	$(18,917)	$(176,788)

Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	$977,492	$(343,054)	$1,419,902	$(21,448)

Fair value as of the vesting date of awards that are granted and vest in the same year	—	—	—	—

Dividends or other earnings paid on stock or options awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the current fiscal year	$131,947	$41,510	$28,397	$27,906

Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	—	—	—	$(408,987)

Compensation Actually Paid to NEO	$9,723,399	$7,846,962	$9,933,878	$3,281,334

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the company’s share price at the end and the beginning of the measurement period by the company’s share price at the beginning of the measurement period, which is December 31, 2019.

(6)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: S&P 500 Financials Index.

(7)
Notable items in 2023 includes a net loss of $(927)M from FDIC special assessment, severance expense, reduction in fair value of a contingent consideration receivable related to prior year divestiture, litigation reserves and net gains (loss) on disposals. Notable items in 2022 includes a net loss of $(1,378)M from impact of goodwill impairment, net loss from repositioning the securities portfolio, severance expense, litigation reserves, accelerated amortization of deferred costs for depositary receipts services related to Russia and net gains (loss) on disposals.

(8)	Adjusted ROTCE excludes notable items disclosed externally.
Financial Performance Measures
As described in greater detail in “Item 2.—Advisory Vote on Compensation—Compensation Discussion & Analysis” beginning on page 47, our approach to executive compensation is designed to directly link pay to performance, recognize both corporate and individual performance, promote long-term stock ownership, attract, retain and motivate talented executives, and balance risk and reward while taking into consideration stakeholder feedback as well as market trends and practices. The most important financial measures used by the company to link compensation actually paid (as defined by SEC rules) to the company’s named executive officers for the most recently completed fiscal year to the company’s performance are:

•	Adjusted ROTCE;

•	Total Revenue; and

•	OEPS.
Analysis of the Information Presented in the Pay versus Performance Table
While we utilize several performance measures to align executive compensation with performance, all of those measures are not presented in the Pay versus Performance table. Moreover, the company generally seeks to

90 BNY MELLON 2024 PROXY STATEMENT

ITEM 2. ADVISORY VOTE ON COMPENSATION	Executive Compensation Tables and Other Compensation Disclosures

incentivize long-term performance, and therefore does not specifically align the company’s performance measures with compensation that is actually paid (as defined by SEC rules) for a particular year. In accordance with Item 402(v) of Regulation
S-K,
we are providing the following graphic descriptions of the relationships between information presented in the Pay versus Performance table.
Compensation Actually Paid and TSR
1

1.	TSR measurement period commenced December 31, 2019.
Compensation Actually Paid and Net Income

Compensation Actually Paid and Adjusted ROTCE

BNY MELLON 2024 PROXY STATEMENT 91

ITEM 3. RATIFICATION OF KPMG LLP

Item 3. Ratification of KPMG LLP

RESOLUTION	Page 93

REPORT OF THE AUDIT COMMITTEE	Page 94

SERVICES PROVIDED BY KPMG LLP	Page 95
Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees	Page 95
Other Services Provided by KPMG LLP	Page 95
Pre-Approval Policy	Page 95

92 BNY MELLON 2024 PROXY STATEMENT

ITEM 3. RATIFICATION OF KPMG LLP  Resolution

Proposal

We are asking stockholders to ratify the Audit Committee’s appointment of KPMG LLP (“KPMG”) as our independent registered public accountants for the year ending December 31, 2024.

Background

The Audit Committee and the Board believe that the continued retention of KPMG to serve as our independent registered public accounting firm for the 2024 fiscal year is in the best interests of the company and its stockholders.

Our Audit Committee has direct responsibility:

• For the selection, appointment, compensation, retention and oversight of the work of our independent registered public accountants engaged to prepare an audit report or to perform other audit, review or attestation services for us.

• To negotiate and approve all audit engagement fees and terms and all non-audit engagements of the independent registered public accountants.

• To annually evaluate KPMG, including its qualifications and independence, and to replace KPMG as our independent registered public accountant, as appropriate.

• To discuss with management the timing and process for implementing the five-year mandatory rotation of the lead engagement partner.

The Board recommends that you vote “FOR” ratification of the appointment of KPMG LLP as our independent registered public accountants for the year ending December 31, 2024.

KPMG has served as our independent registered public accounting firm since the merger in 2007. As in prior years, the Audit Committee engaged in a review of KPMG in connection with considering whether to recommend that stockholders ratify the selection of KPMG as BNY Mellon’s independent auditor for 2024. In that review, the Audit Committee considered the continued independence of KPMG; the breadth and complexity of BNY Mellon’s business and its global footprint and the resulting demands placed on its auditing firm; KPMG’s demonstrated understanding of the financial services industry in general and BNY Mellon’s business in particular; and the professionalism of KPMG’s team, including their exhibited professional skepticism, objectivity and integrity.

To assist the Audit Committee with its review, management prepares an annual assessment of KPMG that includes (1) an analysis of KPMG’s known legal risks and significant proceedings that may impair KPMG’s ability to perform BNY Mellon’s annual audit, (2) the results of a survey of management and Audit Committee members regarding KPMG’s overall performance and (3) KPMG’s fees and services compared to services provided by KPMG and other auditing firms to peer companies. In addition, KPMG provides to, and reviews with, the Audit Committee an analysis of KPMG’s independence, including the policies that KPMG follows with respect to rotating key audit personnel so that there is a new partner-in-charge at least every five years.

We expect that representatives of KPMG will be present at the Annual Meeting to respond to appropriate questions, and they will have the opportunity to make a statement if they desire.

Voting

Adoption of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting by the holders of our common stock voting electronically at the Annual Meeting or by proxy. Unless contrary instructions are given, shares represented by proxies solicited by the Board will be voted “for” the ratification of the selection of KPMG as our independent registered public accountants for the year ending December 31, 2024.

If the selection of KPMG is not ratified by our stockholders, the Audit Committee will reconsider the matter. If selection of KPMG is ratified, the Audit Committee in its discretion may still direct the appointment of a different independent registered public accountant at any time during the year if it determines that such a change is in the best interests of the company and our stockholders.

BNY MELLON 2024 PROXY STATEMENT 93

ITEM 3. RATIFICATION OF KPMG LLP Report of the Audit Committee

On behalf of our Board, the Audit Committee oversees the operation of a comprehensive system of internal controls with respect to the integrity of our financial statements and reports, compliance with laws, regulations and corporate policies and the qualifications, performance and independence of our independent registered public accounting firm. The Committee’s function is one of oversight, since management is responsible for preparing our financial statements, and our independent registered public accountants are responsible for auditing those statements.

Accordingly, the Audit Committee has reviewed and discussed with management the audited financial statements for the year ended December 31, 2023 and management’s assessment of internal control over financial reporting as of December 31, 2023. The Audit Committee has also discussed with KPMG the conduct of the audit of our financial statements, as well as the quality of the company’s accounting principles and the reasonableness of critical accounting estimates and judgments. KPMG issued its unqualified report on our financial statements and the operating effectiveness of our internal control over financial reporting.

The Committee has also discussed with KPMG the matters required to be discussed in accordance with Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard, Communications with Audit Committees. The Committee has also received the written disclosures and the letter from KPMG required by applicable PCAOB standards regarding the independent accountants’ communications with the Audit Committee concerning auditor independence, and has conducted a discussion with KPMG regarding its independence. The Audit Committee has determined that KPMG’s provision of non-audit services is compatible with its independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board that our audited financial statements for the year ended December 31, 2023 be included in our 2023 Annual Report.

By: The Audit Committee

Linda Z. Cook, Chair

Joseph J. Echevarria

M. Amy Gilliland

Ralph Izzo

94 BNY MELLON 2024 PROXY STATEMENT

ITEM 3. RATIFICATION OF KPMG LLP Services Provided by KPMG LLP

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

We have been advised by KPMG that it is an independent public accounting firm registered with the PCAOB and that it complies with the auditing, quality control and independence standards and rules of the PCAOB and the SEC. The appointment of KPMG as our independent registered public accounting firm for the 2023 fiscal year was ratified at our 2023 Annual Meeting of Stockholders. The following table reflects the fees earned by KPMG for services provided to us for 2023 and 2022:

Description of Fees	Amount of Fees Paid to KPMG for 2023	Amount of Fees Paid to KPMG for 2022

Audit Fees(1)	$24,716,000	$24,002,000

Audit-Related Fees(2)	$23,687,000	$23,881,000

Tax Fees(3)	$2,758,000	$2,655,000

All Other Fees(4)	$330,000	$416,000

Total	$51,491,000	$50,954,000

(1)

Includes fees for professional services rendered for the audit of our annual financial statements for the fiscal year (including services relating to the audit of internal control over financial reporting under the Sarbanes-Oxley Act of 2002), for reviews of the financial statements included in our quarterly reports on Form 10-Q and for other services that only our independent registered public accountant can reasonably provide.

(2)

Includes fees for services that were reasonably related to performance of the audit of the annual financial statements for the fiscal year, other than “Audit Fees,” such as service organization reports (under Statement on Standards for Attestation Engagements 16), employee benefit plan audits and internal control reviews.

(3)	Includes fees for tax return preparation and tax planning.

(4)	Includes fees for regulatory and other advisory services.

Other Services Provided by KPMG LLP

KPMG also provided services to entities associated with us that were charged directly to those entities and accordingly were not included in the amounts disclosed in the table above. These amounts included $9.87 million for 2023 and $11.76 million for 2022 for the audits and tax compliance services for mutual funds, collective funds and other funds advised by us. Also excluded from the amounts disclosed in the table above are fees billed by KPMG to joint ventures or equity method investments in which we have an interest of 50% or less.

Pre-Approval Policy

Our Audit Committee has established pre-approval policies and procedures applicable to all services provided by our independent registered public accountants. In accordance with SEC rules, our pre-approval policy has two different approaches to pre-approving audit and permitted non-audit services performed by our independent registered public accountants. Proposed services may be pre-approved pursuant to policies and procedures established by the Audit Committee that are detailed as to a particular class of service without consideration by the Audit Committee of the specific case-by-case services to be performed (“class pre-approval”). If a class of service has not received class pre-approval, the service will require specific pre-approval by the Audit Committee before it is provided by our independent registered public accountants (“specific pre-approval”). A list of services that has received class pre-approval from our Audit Committee (or its delegate) is attached to our Audit and Permitted Non-Audit Services Pre-Approval Policy, a copy of which is available on our website (see “Helpful Resources” on page 113). For 2023, 100% of the fees associated with the independent registered public accounting firm services were pre-approved by the Audit Committee.

BNY MELLON 2024 PROXY STATEMENT 95

ITEM 4. STOCKHOLDER PROPOSAL REGARDING TRANSPARENCY IN LOBBYING	Stockholder Proposal

Proposal and Background

John Chevedden, on behalf of Kenneth Steiner, c/o John Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, CA 90278, the beneficial owner of more than $2,000 of our common stock for the last three years, has given notice that he intends to introduce the following resolution at the Annual Meeting. In accordance with the applicable proxy regulations, the text of the proponent’s proposal and supporting statement and any graphics or outside links, for which we accept no responsibility, are set forth immediately below:

Proposal 4—Transparency in Lobbying

Resolved, the stockholders of the Bank of New York Mellon (“BNY Mellon”) request the preparation of a report, updated annually, disclosing:

1.	Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2.	Payments by BNY Mellon used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

3.	BNY Mellon’s membership in and payments to any tax-exempt organization that writes and endorses model legislation.

4.	Description of management’s and the Board’s decision-making process and oversight for making payments described in sections 2 and 3 above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which BNY Mellon is a member.

Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.

The report shall be presented to the Corporate Governance, Nominating and Social Responsibility Committee and posted on BNY Mellon’s website.

Supporting Statement

Full disclosure of BNY Mellon’s lobbying activities and expenditures is needed to assess whether its lobbying is consistent with its expressed goals and stockholders’ interests. BNY Mellon spent $16 million from 2010 – 2022 on federal lobbying. This does not include state lobbying, where BNY Mellon also lobbies. BNY Mellon also lobbies abroad, spending between €900,000—999,999 on lobbying in Europe for 2021. BNY Mellon’s lobbying over Dodd-Frank capital requirements has drawn media scrutiny.1

Companies can give unlimited amounts to third party groups that spend millions on lobbying and undisclosed grassroots activity.2 BNY Mellon fails to disclose its payments to trade associations and social welfare groups (SWGs), or the amounts used for lobbying, to stockholders. BNY Mellon discloses memberships in the American Bankers Association (ABA), Bank Policy Institute (BPI), Business Roundtable, Financial Service Forum (FSF) and Securities Industry and Financial Markets Association, which together spent $41 million on federal lobbying for 2022.

[1]	https://www.nytimes.com/2018/03/04/business/wall-street-banks-dodd-frank.html.
[2]	https://theintercept.com/2019/08/06/business-group-spending-on-lobbying-in-washington-is-at-least-double-whats-publicly-reported/.

96 BNY MELLON 2024 PROXY STATEMENT

ITEM 4. STOCKHOLDER PROPOSAL REGARDING TRANSPARENCY IN LOBBYING	Stockholder Proposal

BNY Mellon’s disclosure leaves out trade association memberships like the Defined Contribution Institutional Investment Association and Money Management Institute and all SWGs.

BNY Mellon’s lack of disclosure presents reputational risks when its lobbying contradicts company public positions. For example, BNY Mellon publicly supports addressing climate change, yet the Business Roundtable opposed the Inflation Reduction Act and its historic investments in climate action3 and BPI and FSF both lobbied the Securities and Exchange Commission to weaken proposed climate disclosure rules.4 And while BNY Mellon does not belong to or support the American Legislative Exchange Council, which is attacking “woke capitalism,”5 one of its trade associations does, as ABA supported its 2022 annual meeting.6

Thus it is appropriate for BNY Mellon to expand its lobbying disclosure.

[3]	https://www.theguardian.com/environment/2022/aug/I9/top-us-business-lobby-group-climate-action-business-roundtable.
[4]	https://www.eenews.net/articles/banks-to-sec-climate-rule-poses-real-world-problems/.
[5]	https://www.exposedbycmd.org/2022/07/27/abandoning-free-market-and-liberty-principles-alec-takes-on-woke-capitalism-bodily-autonomy-and-more-at-its-annual-meeting/.
[6]	https://documented.net/investigations/heres-who-bankrolling-alee-2022-annual-meeting.

BNY MELLON 2024 PROXY STATEMENT 97

ITEM 4. STOCKHOLDER PROPOSAL REGARDING TRANSPARENCY IN LOBBYING	Board’s Response

Voting

Adoption of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting by the holders of our common stock voting at the Annual Meeting or by proxy. Unless contrary instructions are given, shares represented by proxies solicited by the Board will be voted “against” this stockholder proposal.

Board’s Response

We have concluded that adoption of this proposal is not in the best interests of our stockholders and recommend that you vote AGAINST this proposal for the following reasons:

We already provide significant and meaningful disclosure about our advocacy and political engagement efforts that address most of the information requested by the proposal.

We believe the report requested by the proposal is unnecessary because BNY Mellon already provides stockholders with significant and meaningful disclosure on our advocacy and political engagement efforts and initiatives, including through a dedicated page on our corporate website and in our annual Enterprise Sustainability Report. As a leading global financial institution, the company has a unique voice and perspective to bring to the policy and political process. Laws and regulations have significant impacts on our businesses, markets, clients, employees, shareholders and communities, and we are committed to working constructively with policymakers and market participants as we move the financial services industry forward. We believe this engagement can have a meaningful impact on the long-term, sustainable value creation for the company. Our public disclosure sets out (1) information about the policies and procedures governing direct and indirect lobbying activities, (2) our lobbying expenditures, (3) the company’s primary trade association memberships and (4) current Board oversight of political engagement, thereby addressing the material elements of the report requested by the stockholder proposal.

The Board recommends that you vote “AGAINST” the stockholder proposal.

We are transparent regarding the company’s policies and procedures around political engagement and advocacy activities, and our disclosure addresses, among other matters:

•	The company’s approach to advocacy and political engagement.

•

That the company maintains robust Board and management oversight of political activities, including through regular reports from the Public Policy and Government Affairs team and the General Counsel to the Board’s CGNSR Committee.

•

Information regarding the company’s two Political Action Committees (the “BNY Mellon PACs”), which are funded entirely by voluntary contributions from eligible employees. The BNY Mellon PAC contributions are bipartisan in nature and made in accordance with the BNY Mellon PAC by-laws and contribution guidelines. BNY Mellon PAC contribution reports are also made available on our corporate website.

•	That the company does not make corporate contributions to the BNY Mellon PACs.

•

BNY Mellon’s participation and membership in trade associations with annual dues of $25,000 or more, the reasons we believe it is important to maintain a membership in these associations, and our practice of regularly reviewing our memberships for alignment. Our trade associations publicly disclose their lobbying expenditures as required by applicable laws.

98 BNY MELLON 2024 PROXY STATEMENT

ITEM 4. STOCKHOLDER PROPOSAL REGARDING TRANSPARENCY IN LOBBYING	Board’s Response

•	The company’s total annual federal lobbying expenses.

•

In addition, the company does not engage in grassroots lobbying to the general public, nor are we members of any trade associations or organizations the primary role of which is to draft model legislation.

In addition, as outlined in our annual Enterprise Sustainability Report, the company has established an Enterprise Sustainability 2025 Public Policy Goal to continue to engage with stakeholders on key regulatory and legislative issues important to BNY Mellon. The discussion in the Enterprise Sustainability Report includes KPIs and progress on this goal, including the policy topics prioritized by management.

In furtherance of our practice to provide meaningful information on our advocacy and political engagement, we regularly review our policies and procedures and corresponding disclosures.

Requiring BNY Mellon to prepare a separate report containing the requested information is unnecessary.

We believe the report requested by the proposal is unnecessary because stockholders are already provided with significant and meaningful disclosure on the company’s advocacy and political engagement efforts and initiatives. A separate annual report containing the requested information would place an undue administrative burden on the company, and such information would be largely duplicative of the company’s existing disclosure without providing meaningful new or additional information to stockholders. Moreover, our lobbying activities and expenditures have not been a major source of discussion during our regular engagement with stockholders, and, as discussed above, the company has a robust oversight framework that underpins our commitment to work constructively with policymakers and market participants to move the financial services industry forward. For these reasons, we believe the stockholder proposal is not in the best interest of the company and recommend that you vote AGAINST this proposal.

BNY MELLON 2024 PROXY STATEMENT 99

ITEM 5. STOCKHOLDER PROPOSAL REGARDING REPORT ON RISKS OF POLITICIZED DE-BANKING	Stockholder Proposal

Proposal and Background

Bowyer Research, on behalf of American Family Association, c/o Jerry Bowyer, Bowyer Research, 6300 Smithfield Street, McKeesport, PA 15135, the beneficial owner of more than $2,000 of our common stock for the last three years, has given notice that he intends to introduce the following resolution at the Annual Meeting. In accordance with the applicable proxy regulations, the text of the proponent’s proposal and supporting statement and any graphics or outside links, for which we accept no responsibility, are set forth immediately below:

Supporting Statement

Financial institutions are essential pillars of the marketplace. Because of their unique and pivotal role in America’s economy, many federal and state laws already prohibit them from discriminating against customers. And the UN Declaration of Human Rights recognizes that “everyone has the right to freedom of thought, conscience, and religion.”1 These are an important part of protecting every American’s right to free speech and free exercise of religion.

As shareholders of BNY Mellon, we believe it is essential for the company to provide financial services on an equal basis without regard to factors such as race, color, religion, sex, national origin, or social, political, or religious views.

We are concerned with recent evidence of religious and political discrimination against customers by companies in the financial services industry, as seen in recent examples2 and the 2022 Statement on Debanking and Free Speech.3

The 2023 edition of the Viewpoint Diversity Business Index4 shows that many of the largest financial institutions use vague and subjective grounds to deny service, like “reputational risk,” “social risk,” “misinformation,” “hate speech” or “intolerance.” These kinds of terms allow financial institutions to deny or restrict service for arbitrary or discriminatory reasons. They also give fringe activists and governments a foothold to demand that private financial institutions deny service under the sweeping, unfettered discretion that such policies provide.

When companies engage in this kind of discrimination, they hinder the ability of Americans to access the marketplace, and instead become de facto regulators and censors. This undermines the fundamental freedoms of our country and is an affront to the public trust. Politicized de-banking can also damage the company’s reputation and ability to operate in favorable regulatory environments.

In early 2023, shareholders called for Chase, Mastercard, PayPal, Capital One, and Charles Schwab to assess whether they have adequate safeguards to prevent politicized de-banking.5 Nineteen state attorneys general and fourteen state financial officers specifically called out Chase for their de-banking of a non-profit committed to advancing religious freedom and demanded action from the company to show good faith in addressing these widespread concerns.6

Resolved: Shareholders request the Board of Directors of BNY Mellon conduct an evaluation and issue a report within the next year, at reasonable cost and excluding proprietary information and disclosure of anything that would constitute an admission of pending litigation, evaluating how it oversees risks related to discrimination against individuals based on their race, color, religion (including religious views), sex, national origin, or political views, and whether such discrimination may impact individuals’ exercise of their constitutionally protected civil rights.

[1]	https://www.un.org/en/about-us/universal-declaration-of-human-rights.
[2]

https://adflegal.org/press-release/bank-america-boots-charity-serving-impoverished-ugandans-under-vague-risk- tolerance; https://www.newsweek.com/stop-troubling-trend-politically-motivated-debanking-opinion-1787639; https://www.dailymail.co.uk/news/article-12314423/The-Coutts-Farage-dossier-bank-admitted-ex-Ukip-leader- DID-meet-commercial-criteria-used-tweet-Ricky-Gervais-trans-joke-Novak-Djokovic-ties-decide-odds-position- inclusive-organisation.html; https://familycouncil.org/?p=25159.

[3]	https://storage.googleapis.com/vds_storage/document/Statement%20on%20Debanking%20and%20Free%20Speech.pdf.
[4]	https://viewpointdiversityscore.org/business-index.
[5]

https://www.jpmorganchase.com/content/dam/jpmc/jpmorgan-chase-and-co/investor-relations/documents/proxy-statement2023.pdf pg. 100-101; https://s201.q4cdn.com/231198771/files/doc_financials/2023/ar/PayPal-Holdings-Inc-Combined-2023-Proxy- Statement-and-2022-Annual-Report.pdf pg. 105-106; https://ir-capitalone.gcs-web.com/static-files/8de8dcce- b518-491d-bd78-b01a8a66028c page 149 – 153; https://content.schwab.com/web/retail/public/about- schwab/Charles_Schwab_2023_Proxy.pdf pg. 83-85.

[6]	https://www.wsj.com/articles/jpmorgan-targeted-by-republican-states-over-accusations-of-religious-bias-903c8b26.

100 BNY MELLON 2024 PROXY STATEMENT

ITEM 5. STOCKHOLDER PROPOSAL REGARDING REPORT ON RISKS OF POLITICIZED DE-BANKING	Board’s Response

Voting

Adoption of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting by the holders of our common stock voting at the Annual Meeting or by proxy. Unless contrary instructions are given, shares represented by proxies solicited by the Board will be voted “against” this stockholder proposal.

Board’s Response

We have concluded that adoption of this proposal is not in the best interests of our stockholders and recommend that you vote AGAINST this proposal. We believe the evaluation and report on oversight of the risks of discrimination requested by this proposal are unnecessary. As set forth below, the proposal does not address our robust policies and risk oversight structure or our existing disclosures, which provide stockholders with meaningful information on how we oversee and address risks related to discrimination. Furthermore, it does not adequately address our particular business model. Adoption of this proposal would therefore impose a duplicative and costly reporting obligation on BNY Mellon without a discernable benefit to our stockholders or other stakeholders.

As part of our commitment to respecting human rights, the company has policies and procedures in place intended to prevent discrimination in any form. Informed by leading international standards, such as the UN Universal Declaration of Human Rights, International Labor Organization Core Conventions and the UN Guiding Principles on Business and Human Rights, our policies and practices require the company to provide financial services to clients on an equal basis, without regard to factors such as race, color, sex, age, sexual orientation, gender identity, religion, disability, national origin or any other legally protected status. As outlined in our Human Rights Statement, we are committed to creating an environment of respect for all individuals, and we do not tolerate discrimination in any form. Our commitment to human rights is embedded in the culture and values that define our company and is reflected in our policies and actions toward our employees, suppliers, clients and the communities where we do business and throughout our supply chain.	The Board recommends that you vote “AGAINST” the stockholder proposal.

In engaging with clients and prospective clients, our core commitment is to provide a peerless client experience while operating in accordance with our robust risk management framework and our obligations under applicable laws and regulations. We apply objective policies to address account monitoring, suspension and closure activity in order to comply with applicable laws and regulations, including, for example, anti-money laundering and anti-terrorism regulations. These efforts are intended to protect our clients, reduce financial crime and help support the safety and soundness of the financial system for all participants. As it relates to employees, we have codified our values in policies such as the Employee Code of Conduct, the Equal Opportunity Policy in the United States, and the Sexual and Other Discriminatory Harassment Policy. Specifically, BNY Mellon’s Sexual and Other Discriminatory Harassment Policy provides that discriminatory harassment, including harassment on the basis of religious creed, will not be tolerated.

Furthermore, employees are provided with education and training on nondiscriminatory practices, including on the topic of managing biases. This practice reinforces our policies aimed at mitigating the impact of bias on workplace decisions and actions, including in servicing our clients. Additional detail regarding the policies, practices and procedures described above can be found in the “Helpful Resources” section starting on page 113.

As discussed in the “Our Approach to Sustainability” and the “Oversight of Risk” sections of this proxy statement, the Board and the company’s senior management have established a strong governance framework and are accountable

BNY MELLON 2024 PROXY STATEMENT 101

ITEM 5. STOCKHOLDER PROPOSAL REGARDING REPORT ON RISKS OF POLITICIZED DE-BANKING	Board’s Response

for setting the “tone from the top,” including as it relates to matters of culture and tolerance for discriminatory conduct. Taken together, these policies and practices help support our commitment to fostering an environment of respect for all individuals. This proposal does not address the company’s comprehensive approach to human rights and diversity, and it would not meaningfully improve our policies and procedures.

As the “bank of banks”, a majority of BNY Mellon’s clients are institutions. We believe that the risk of restricting service based on individual belief, which is the focus of this proposal, is not significant in our business given BNY Mellon’s role in the financial services industry. While we do provide private banking and wealth management solutions, our business predominantly centers on the provision of financial services to institutions and companies. We do not have retail branches or online retail banking presence, charge consumer overdraft fees or issue credit cards. Businesses, communities and global economies rely on us because we prioritize client experience, collaboration, innovation and resilience, and our services impact 80% of Fortune 500 Companies, 75 Central Banks, 90% of Global Central Bank Reserves, 66% of the top 100 pension and employee benefit funds, 76% of the top 100 endowments, 50% of the top 200 life and health insurance companies and 50% of the top 50 universities.

This proposal focuses on the risks of restricting service based on individual beliefs and requests a report on our oversight of risks related to discrimination and the impact of such risks on individual civil liberties. The stockholder’s request fails to take into account our business model, in particularly that we do not have a large retail consumer base and mostly serve financial institutions, companies and other entities. Accordingly, the report requested by this proposal would not provide stockholders with meaningful information and we believe it is not in the best interests of our stockholders.

Based on the foregoing, we believe the proposal is not in the best interest of our stockholders and we recommend that you vote AGAINST this proposal.

102 BNY MELLON 2024 PROXY STATEMENT

ADDITIONAL INFORMATION

EQUITY COMPENSATION PLANS	Page 104

INFORMATION ON STOCK OWNERSHIP	Page 105

Beneficial Ownership of Shares by Holders of More Than 5% of Outstanding Stock	Page 105

Beneficial Ownership of Shares by Directors and Executive Officers	Page 106

Delinquent Section 16(a) Reports	Page 106

ANNUAL MEETING Q&A	Page 107

OTHER INFORMATION	Page 111

Stockholder Proposals for 2025 Annual Meeting	Page 111

How Our Board Solicits Proxies; Expenses of Solicitation	Page 111

Householding	Page 112

Other Business	Page 112

HELPFUL RESOURCES	Page 113

BNY MELLON 2024 PROXY STATEMENT 103

ADDITIONAL INFORMATION Equity Compensation Plans

The following table shows information relating to the number of shares authorized for issuance under our equity compensation plans as of December 31, 2023.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in second column)

Equity compensation plans

Approved by stockholders	16,456,716	(1)	—	49,106,229	(2)

Not approved by stockholders	43,598	(3)	—	—
Total	16,500,314	(4)		49,106,229

(1)

Includes 16,456,716 shares of common stock that may be issued pursuant to outstanding, RSUs, PSUs and escrowed dividends awarded under the LTIP. The number of shares of common stock that may be issued pursuant to outstanding unearned PSUs reflects the target payout. At maximum payout, the number of shares would increase by 883,797. For additional information about how PSUs are earned, see “Compensation Discussion and Analysis—Compensation of NEOs—PSUs” on page 55.

(2)

Includes 4,157,638 shares of common stock that remain available for issuance under The Bank of New York Mellon Corporation Employee Stock Purchase Plan and 44,948,591 shares of common stock that remain available for issuance under the LTIP.

(3)

Includes 43,598 shares of common stock that may be issued pursuant to deferrals under the Bank of New York Directors Plan, which is described in further detail in “Director Compensation” on page 45 above.

104 BNY MELLON 2024 PROXY STATEMENT

ADDITIONAL INFORMATION Information on Stock Ownership

Beneficial Ownership of Shares by Holders of More Than 5% of Outstanding Stock

As of February 14, 2024, we had 752,871,338 shares of common stock outstanding. Based on filings made under Section 13(d) and 13(g) of the Exchange Act reporting ownership of shares and percent of class as of December 31, 2023, the only persons known by us to be beneficial owners of more than 5% of our common stock as of February 14, 2024 were as follows:

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Class

The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	74,500,651	9.69%

BlackRock, Inc(2) 50 Hudson Yards New York, NY 10001	64,360,422	8.4%

Dodge & Cox.(3) 555 California Street, 40th Floor San Francisco, CA 94104	58,771,100	7.6%

(1)

Based on a review of the Schedule 13G/A filed on February 14, 2024 by The Vanguard Group. The Schedule 13G/A discloses that The Vanguard Group had shared voting power as to 995,905 shares, sole dispositive power as to 71,080,273 shares and shared dispositive power as to 3,420,378 shares.

(2)

Based on a review of the Schedule 13G/A filed on January 25, 2024 by BlackRock, Inc. The Schedule 13G/A discloses that BlackRock, Inc. had sole voting power as to 57,370,954 shares and sole dispositive power as to 64,360,422 shares.

(3)

Based on a review of the Schedule 13G/A filed on February 13, 2024 by Dodge & Cox. The Schedule 13G/A discloses that Dodge & Cox had sole voting power as to 55,143,950 shares and sole dispositive power as to 58,771,100 shares.

We and our affiliates engage in ordinary course brokerage, asset management or other transactions or arrangements with, and may provide ordinary course financial services to, holders of 5% or more of our outstanding common stock, including asset servicing, clearing, issuer services, treasury services, broker-dealer and credit services. These transactions are negotiated on an arm’s-length basis and contain terms and conditions that are substantially similar to those offered to other customers under similar circumstances. Please also refer to the “Business Relationships and Related Party Transactions Policy” starting on page 32 for additional information.

BNY MELLON 2024 PROXY STATEMENT 105

ADDITIONAL INFORMATION Information on Stock Ownership

Beneficial Ownership of Shares by Directors and Executive Officers

The table below sets forth the number of shares of our common stock beneficially owned as of the close of business on February 14, 2024 by each director, each nominee for director, each individual included in the “2023 Summary Compensation Table” on page 77 above and our current directors and executive officers as a group, based on information furnished by each person. Sole voting and sole investment power with respect to the shares shown in the table below are held either by the individual alone or by the individual together with his or her immediate family. Each of our directors and executive officers is subject to our robust anti-hedging and anti-pledging policy, which is described above under “Hedging and Pledging” on page 71.

Beneficial Owners	Shares of Common Stock Beneficially Owned(1)(2)

Linda Z. Cook	28,248

Joseph J. Echevarria	90,319

Bridget Engle	126,623

M. Amy Gilliland	12,813

Jeffrey A. Goldstein	77,002

K. Guru Gowrappan	12,813

Ralph Izzo	24,141

Catherine Keating	109,537

Senthil Kumar	131,292

Dermot McDonogh	19,832

Sandie O’Connor	848

Emily Portney	178,407

Roman Regelman	111,209

Elizabeth E. Robinson	33,226

Rakefet Russak-Aminoach	0

Robin Vince	128,331

Alfred W. “Al” Zollar	22,119

All current directors and executive officers, as a group (18 persons)	1,021,838

(1)

On February 14, 2024, none of the individuals named in the above table beneficially owned more than 1% of our outstanding shares of common stock. All current directors and executive officers as a group beneficially owned approximately 0.14% of our outstanding stock on February 14, 2024.

(2)

Includes the following amounts of common stock which the indicated individuals and group have the right to acquire under our equity plans and deferred compensation plans within 60 days of February 14, 2024: Ms. Cook, 28,248; Mr. Echevarria, 90,319; Ms. Engle, 106,547; Ms. Gilliland, 12,813; Mr. Goldstein, 77,002; Mr. Gowrappan, 12,813; Mr. Izzo, 24,141; Ms. Keating, 71,752; Mr. Kumar, 72,776; Mr. McDonogh 19,832; Ms. O’Connor, 848; Ms. Portney, 65,706; Mr. Regelman, 60,270; Ms. Robinson, 33,226; Mr. Vince, 66,476; Mr. Zollar, 22,119; and current directors and executive officers as a group, 748,088.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and any beneficial owner of more than 10% of any class of our equity securities to file with the SEC initial reports of beneficial ownership and reports of changes in ownership of any of our securities. These reports are made on documents referred to as Forms 3, 4 and 5. Our directors and executive officers must also provide us with copies of these reports. We have reviewed the copies of the reports that we have received and written representations that no Form 5 was required from the individuals required to file the reports. Based on this review, we believe that during 2023 each of our directors and executive officers timely complied with applicable reporting requirements for transactions in our equity securities.

106 BNY MELLON 2024 PROXY STATEMENT

ADDITIONAL INFORMATION Annual Meeting Q&A

The Board is soliciting your proxy for our 2024 Annual Meeting of Stockholders and any adjournment of the meeting, for the purposes set forth in the Notice of Annual Meeting. We intend to hold the Annual Meeting at our offices in New York (240 Greenwich Street, New York, New York, 10286).

Q:	Who Can Attend the Annual Meeting? How Do I Attend?

A:

Only stockholders of record of our common stock at the close of business on February 14, 2024 (the “record date”) have a right to attend the Annual Meeting. In-person admission to the Annual Meeting will be on a first-come, first-served basis. For in-person admission to the Annual Meeting, you must (i) register in advance and (ii) present your admission ticket and government-issued photo identification (such as a driver’s license or passport). You will not be admitted to the Annual Meeting if you have not registered in advance. Please see “How Do I Receive an Admission Ticket?” below for directions on how to register for the meeting and obtain your admission ticket. If you are representing an entity that is a stockholder, you must also present documentation showing your authority to attend and act on behalf of the entity (such as a power of attorney, written proxy to vote or letter of authorization on the entity’s letterhead). We reserve the right to restrict admission to the meeting or limit the number of representatives for any entity that may be admitted to the meeting for security or safety reasons at our sole discretion.

If you do not pre-register for the meeting, you will not be admitted to the meeting. Attendees who disrupt or impede the meeting or breach the rules of conduct may be removed from the meeting. No cameras, recording equipment, large bags or packages will be permitted in the Annual Meeting. The use of cell phones, smart phones, tablets and other personal communication devices for any reason during the Annual Meeting is strictly prohibited.

A live audio-only webcast of the Annual Meeting will be available at https://www.bnymellon.com/us/en/investor-relations/overview.html for stockholders that wish to attend the meeting virtually as a guest. You will not be able to vote your shares or submit questions during the meeting if you attend as a guest through the webcast.

Q:	How Do I Register for the Meeting and Receive an Admission Ticket?

A:

To ensure that we are able to accommodate all stockholders that seek to attend, we are requiring all stockholders that wish to attend the Annual Meeting in person to register in advance. You may pre-register by visiting www.proxyvote.com and clicking the “Register for Meeting” link. If you received your proxy materials by mail, you can use the 16-digit control number on your proxy card (for stockholders of record) or voting instruction form (for beneficial owners) to access www.proxyvote.com and register for the meeting. If you received your proxy materials by email, you will be able to access the meeting registration link directly from the email. Registration for in-person attendance will be open until 5:00 pm (ET) on April 8, 2024 (the day before the Annual Meeting). You will not be admitted to the meeting if you do not register in advance.

If you received your proxy materials by mail, your admission ticket will be your proxy card (stockholders of record only) or voting instruction form (beneficial owners only). If you received your proxy materials by email, you will be given an opportunity to obtain an admission ticket when you register for the meeting online at www.proxyvote.com. To be admitted to the meeting, you must pre-register and present your admission ticket and government issued photo identification (see ‘Who Can Attend The Annual Meeting? How Do I Attend?’ above).

Q:	Who Can Vote At the Annual Meeting?

A:

Only stockholders as of the record date, February 14, 2024, may vote at the Annual Meeting. On the record date, we had 752,871,338 shares of common stock outstanding. You are entitled to one vote for each share of common stock that you owned on the record date. The shares of common stock held in our treasury will not be voted. Your vote is important. Whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares promptly. Please see ‘What If I Am A “Beneficial Owner?”’ below for information on providing voting instructions if you hold your shares of common stock through a broker, bank or other nominee.

BNY MELLON 2024 PROXY STATEMENT 107

ADDITIONAL INFORMATION Annual Meeting Q&A

Q:	What Is a Proxy?

A:

Your proxy gives us authority to vote your shares and tells us how to vote your shares at the Annual Meeting or any adjournment. Employees designated as “proxies” or “proxy holders” are named on the proxy card and will vote your shares at the Annual Meeting according to the instructions you give on the proxy card or by telephone or over the Internet.

Q:	How Are Proxy Materials Being Distributed?

A:

We are using the SEC rule that allows companies to furnish proxy materials to their stockholders over the Internet. In accordance with this rule, on or about February 29, 2024, we sent a Notice or a full set of proxy materials to our stockholders of record at the close of business on February 14, 2024. The Notice contains instructions on how to access the Proxy Statement and 2023 Annual Report via the Internet and how to vote. If you receive a Notice, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy materials. The Notice also instructs you on how you may submit your proxy via the Internet. This proxy statement will also be available on our website at www.bnymellon.com/proxy.

The electronic method of delivery will enable us to reduce our environmental impact, decrease our postage and printing expenses and expedite delivery of proxy materials to you, and we encourage you to take advantage of the availability of the proxy materials on the Internet. If you received a Notice and would like to receive a copy of our proxy materials, follow the instructions contained in the Notice to request a copy electronically or in paper form on a one-time or ongoing basis. Stockholders who do not receive the Notice will receive either a paper or electronic copy of this proxy statement and the 2023 Annual Report, which will be sent on or about February 29, 2024.

Q:	How Do I Vote? What Are the Different Ways I Can Vote My Shares?

A:

If you are a “stockholder of record” (that is, you hold your shares of our common stock in your own name), you may vote your shares by using any of the following methods. Depending on how you hold your shares, you may receive more than one proxy card.

In Person at the Annual Meeting

If you are a registered stockholder or hold a proxy from a registered stockholder (and meet other requirements as described in “Who Can Attend the Annual Meeting? How Do I Attend?” on page 107), you may attend the Annual Meeting and vote in person by obtaining and submitting a ballot that will be provided at the meeting.

By Submitting a Proxy by Mail To submit a proxy by mail, complete, sign, date and return the proxy card in the postage-paid envelope provided to you.

By Submitting a Proxy by Telephone

To submit a proxy by telephone, call the toll-free telephone number listed on the proxy card. The telephone voting procedures, as set forth on the proxy card, are designed to authenticate your identity, to allow you to provide your voting instructions and to confirm that your instructions have been properly recorded. If you vote by telephone, you should not return your proxy card.

By Submitting a Proxy by Internet

To submit a proxy by Internet prior to the Annual Meeting, use the Internet site listed on the proxy card. The Internet voting procedures, as set forth on the proxy card, are designed to authenticate your identity, to allow you to provide your voting instructions and to confirm that your instructions have been properly recorded. If you vote by Internet, you should not return your proxy card.

108 BNY MELLON 2024 PROXY STATEMENT

ADDITIONAL INFORMATION Annual Meeting Q&A

Q:	What If I Am a “Beneficial Owner?”

A:

If you are a “beneficial owner,” also known as a “street name” holder (that is, you hold your shares of our common stock through a broker, bank or other nominee), you will receive instructions on how to vote at the meeting (including, if your broker, bank or other nominee elects to do so, instructions on how to vote your shares by telephone or over the Internet) as part of your proxy materials provided by the record holder. You must follow those instructions to be able to attend the Annual Meeting and have your shares voted.

Q:	If I Vote By Proxy, How Will My Shares Be Voted? What If I Submit a Proxy Without Indicating How To Vote My Shares?

A:

If you vote by proxy through mail, telephone or over the Internet, your shares will be voted in accordance with your instructions. If you sign, date and return your proxy card without indicating how you want to vote your shares, the proxy holders will vote your shares in accordance with the following recommendations of the Board:

Proposal 1	FOR the election of each nominee for director.

Proposal 2	FOR the advisory resolution to approve the 2023 compensation of our NEOs.

Proposal 3	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Proposal 4	AGAINST the stockholder proposal regarding transparency in lobbying, if properly presented.

Proposal 5	AGAINST the stockholder proposal regarding politicized de-banking, if properly presented.

In addition, if other matters are properly presented for voting at the Annual Meeting, the proxy holders are also authorized to vote on such matters as they shall determine in their sole discretion. As of the date of this proxy statement, we have not received notice of any other matters that may be properly presented for voting at the Annual Meeting.

Q:	What If I Want To Revoke My Proxy?

A:	You may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	delivering a written notice of revocation to our Corporate Secretary at 240 Greenwich Street, New York, NY 10286 or via email to CorporateSecretary@bnymellon.com;

•	submitting another signed proxy card with a later date;

•	submitting another proxy by telephone or over the Internet at a later date; or

•	attending the Annual Meeting and voting electronically.

Q:	What Is a Quorum?

A:

A quorum is the minimum number of shares required to conduct business at the Annual Meeting. Under our by-laws, to have a quorum, a majority of the outstanding shares of stock entitled to vote at the Annual Meeting must be represented electronically or by proxy at the meeting. Abstentions and broker non-votes (as defined below) are counted as present for determining the presence of a quorum. Inspectors of election appointed for the Annual Meeting will tabulate all votes cast electronically or by proxy at the Annual Meeting. In the event a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned or postponed to solicit additional proxies.

BNY MELLON 2024 PROXY STATEMENT 109

ADDITIONAL INFORMATION Annual Meeting Q&A

Q:	What Vote Is Required For Approval Of a Proposal At the Annual Meeting?

A:

Our by-laws provide for a majority vote standard in an uncontested election of directors, such as this year’s election. Accordingly, each of the 11 nominees for director will be elected if more votes are cast “for” a director’s election than are cast “against” such director’s election, as discussed further under “Majority Voting Standard” on page 19 above. All other matters to be voted on at the Annual Meeting require the favorable vote of a majority of the votes cast on the applicable matter electronically, at the Annual Meeting, or by proxy, for approval.

Abstentions and broker non-votes are not treated as votes cast, will not have the effect of a vote for or against a proposal or for or against a director’s election, and will not be counted in determining the number of votes required for approval or election.

Q:	What If I Hold My Shares Through a Broker?

A:

If your shares are held through a broker, the broker will ask you how you want your shares to be voted. If you give the broker instructions, your shares will be voted as you direct. If you do not give instructions, one of two things can happen, depending on the type of proposal. For the ratification of the auditor (Proposal 3), the broker may vote your shares in its discretion. For all other proposals, the broker may not vote your shares at all if you do not give instructions (this is referred to as a “broker non-vote”). As a result, on each of these items (other than Proposal 3), if you hold your shares in street name, your shares will be voted only if you give instructions to your broker.

110 BNY MELLON 2024 PROXY STATEMENT

ADDITIONAL INFORMATION Other Information

Stockholder Proposals for 2025 Annual Meeting

Stockholder proposals intended to be included in our proxy statement and voted on at our 2025 Annual Meeting of Stockholders (other than proxy access nominations) must be received at our offices at 240 Greenwich Street, New York, NY 10286, Attention: Corporate Secretary or via email at CorporateSecretary@bnymellon.com, on or before November 1, 2024.

Stockholders who wish to submit a proxy access nomination for inclusion in our proxy statement in connection with our 2025 Annual Meeting of Stockholders may do so by submitting a nomination in compliance with the procedures and along with the other information required by our by-laws to 240 Greenwich Street, New York, NY 10286, Attention: Corporate Secretary, or via email at CorporateSecretary@bnymellon.com, no earlier than October 2, 2024 and no later than November 1, 2024.

Pursuant to our by-laws, in order for any business not included in the notice of meeting for the 2025 Annual Meeting of Stockholders to be brought before the meeting by a stockholder entitled to vote at the meeting (including nominations of candidates for director), the stockholder must give timely written notice of that business to our Corporate Secretary. To be timely, the notice for all business (with the exception of candidates for director) must not be received any earlier than November 1, 2024 (120 days prior to March 1, 2025), nor any later than December 1, 2024 (90 days prior to March 1, 2025). To be timely, the notice for nominations of candidates for director must not be received any earlier than December 10, 2024 (120 days prior to April 9, 2025), nor any later than January 9, 2025 (90 days prior to April 9, 2025). The notice for all business (including nominations of candidates for director) also must contain the information required by, and the stockholder providing such notice must comply with the procedures set forth in, our by-laws.

In addition to satisfying the foregoing requirements under our by-laws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than BNY Mellon’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 8, 2025.

A copy of our by-laws is available upon request to: The Bank of New York Mellon Corporation, 240 Greenwich Street, New York, NY 10286, Attention: Corporate Secretary or via email at CorporateSecretary@bnymellon.com and can also be found on our Corporate website (see “Helpful Resources” on page 113 for information on how to access our by-laws electronically).

How Our Board Solicits Proxies; Expenses of Solicitation

We will pay all costs of soliciting proxies. We have retained Georgeson LLC to assist with the solicitation of proxies for a fee of approximately $22,000, plus reimbursement of reasonable out-of-pocket expenses. We must also pay brokerage firms, banks, broker-dealers and other similar organizations representing beneficial owners certain fees associated with:

•	Forwarding the Notice of Internet Availability to beneficial owners,

•	Forwarding printed materials by mail to beneficial owners who specifically request such materials, and

•	Obtaining beneficial owners’ voting instructions.

We may also use our officers and employees, at no additional compensation, to solicit proxies either personally or by telephone, Internet, letter or facsimile.

BNY MELLON 2024 PROXY STATEMENT 111

ADDITIONAL INFORMATION Other Information

Householding

To reduce the expense of delivering duplicate proxy materials to our stockholders, we are relying on SEC rules that permit us to deliver only one proxy statement to multiple stockholders who share an address unless we receive contrary instructions from any stockholder at that address. This practice, known as “householding,” reduces duplicate mailings, saves printing and postage costs as well as natural resources and will not affect dividend check mailings. If you wish to receive a separate copy of the 2023 Annual Report or proxy statement, or if you wish to receive separate copies of future annual reports or proxy statements, please contact our Annual Meeting provider, Broadridge, by phone at 1-800-579-1639, by Internet at www.proxyvote.com or by email at sendmaterial@proxyvote.com. We will deliver the requested documents promptly upon your request.

Other Business

As of the date of this proxy statement, we do not know of any other matters that may be presented for action at the meeting. Should any other business properly come before the meeting, the persons named on the enclosed proxy will, as stated therein, have discretionary authority to vote the shares represented by such proxy in accordance with their best judgment.

February 29, 2024

By Order of the Board,

Jean Weng

Corporate Secretary

112 BNY MELLON 2024 PROXY STATEMENT

ADDITIONAL INFORMATION Helpful Resources

Annual Meeting

2024 Proxy Statement	www.bnymellon.com/proxy

2023 Annual Meeting of Stockholders Voting Results	https://www.bnymellon.com/us/en/investor-relations/annual-meeting- voting-results-2023.html

Corporate Governance

By-laws	https://www.bnymellon.com/content/dam/bnymellon/documents/pdf/ investor-relations/the-bank-of-new-york-mellon-corporation- amended-and-restated-by-laws.pdf

Committee Charters	https://www.bnymellon.com/us/en/investor-relations/corporate- governance.html

Corporate Governance Guidelines	https://www.bnymellon.com/us/en/investor-relations/corporate- governance/corporate-governance-guidelines.html

Contacting the Board	https://www.bnymellon.com/us/en/investor-relations/corporate- governance/communications-with-independent-chairman.html

Employee Code of Conduct	https://www.bnymellon.com/us/en/investor-relations/employee- code-of-conduct.html

Directors’ Code of Conduct	https://www.bnymellon.com/content/dam/bnymellon/documents/pdf/ investor-relations/directors-code-of-conduct.pdf

Audit and Permitted Non-Audit Services Pre-Approval Policy	https://www.bnymellon.com/content/dam/bnymellon/documents/pdf/ investor-relations/audit-and-permitted-non-audit-services-pre-approval- policy.pdf

Enterprise Sustainability

Enterprise Sustainability at BNY Mellon	https://www.bnymellon.com/us/en/about-us/esg-and-responsible-investment.html

2022 ESG Report—Executive Summary	https://www.bnymellon.com/content/dam/bnymellon/documents/pdf/2022-esg-executive-summary.pdf

2022 ESG Report—Full Report	https://www.bnymellon.com/content/dam/bnymellon/documents/pdf/2022-esg-report.pdf

Emissions Reduction Commitment	https://www.bnymellon.com/content/dam/bnymellon/documents/pdf/csr/2030-emissions-reduction-commitment.pdf

Environmental Sustainability Policy Statement	https://www.bnymellon.com/content/dam/bnymellon/documents/pdf/csr/ environment-sustainability-policy-statement.pdf

Enterprise ESG Commitment Statement	https://www.bnymellon.com/us/en/about-us/esg-and-responsible- investment/enterprise-esg/statement.html

Human Rights Statement	https://www.bnymellon.com/us/en/about-us/esg-and-responsible-investment/enterprise-esg/human-rights-statement.html

BNY MELLON 2024 PROXY STATEMENT 113

ADDITIONAL INFORMATION Helpful Resources

Equal Employment Opportunity/ Affirmative Action Policy	https://www.bnymellon.com/content/dam/bnymellon/documents/pdf/csr/ equal-employment-opportunity-and-affirmative-action.pdf

Notice of Affirmative Action Programs and Notice to Veterans and Individuals with Disabilities	https://www.bnymellon.com/content/dam/bnymellon/documents/pdf/csr/ notice-of-affirmative-action-programs-and-notice-to-veterans-and- individuals-with-disabilities.pdf

Drug and Alcohol Free Workplace Policy	https://www.bnymellon.com/content/dam/bnymellon/documents/pdf/csr/ drug-and-alcohol-free-workplace.pdf

Sexual and Other Discriminatory Harassment Policy	https://www.bnymellon.com/content/dam/bnymellon/documents/pdf/csr/ sexual-and-other-discriminatory-harassment.pdf

Health and Safety Statement	https://www.bnymellon.com/content/dam/bnymellon/documents/pdf/csr/ health-and-safety-statement.pdf

Modern Slavery Statement	https://www.bnymellon.com/emea/en/modern-slavery-act.html

Supplier Code of Conduct	https://www.bnymellon.com/content/dam/bnymellon/documents/pdf/csr/ bny-mellon-supplier-code-of-conduct.pdf

Gender Equality Statement	https://www.bnymellon.com/content/dam/bnymellon/documents/pdf/csr/ gender-equality-statement.pdf

The Bank of New York Mellon Corporation

Corporate Website	https://www.bnymellon.com

Investor Relations	https://www.bnymellon.com/us/en/investor-relations/overview.html

2023 Annual Report	https://www.bnymellon.com/us/en/investor-relations/annual-reports-and- proxy.html

Regulatory Filings	https://www.bnymellon.com/us/en/investor-relations/regulatory- filings.html

Frequently Asked Questions	https://www.bnymellon.com/us/en/investor-relations/shareholder- information.html

Company Profile	https://www.bnymellon.com/us/en/about-us/about-bny-mellon.html

Leadership	https://www.bnymellon.com/us/en/about-us/leadership.html

Earnings Press Releases	https://www.bnymellon.com/us/en/investor-relations/quarterly- earnings.html

Credit Ratings	https://www.bnymellon.com/us/en/investor-relations/bondholder- information.html

114 BNY MELLON 2024 PROXY STATEMENT

ANNEX A: NON-GAAP RECONCILIATION

Reconciliation of Non-GAAP Financial Measures

The following table reconciles certain financial performance measures described in the “Introduction,” beginning on page 3 and the “Compensation Discussion & Analysis,” beginning on page 49. These measures exclude the effects of notable items, as specified in the table. We believe that these measures are useful to permit investors to view the financial measures on a basis consistent with how management views the businesses and how the HRC Committee considered the company’s financial performance.

Total revenue reconciliation

(dollars in millions)	2023	2022	2023 vs. 2022

Total revenue—GAAP	$17,502	$16,377	7%

Less: Reduction in the fair value of a contingent consideration receivable related to a prior year divestiture	(144)	—

Disposal (loss) gain	(6)	26

Revenue reduction related to Russia, primarily accelerated amortization of deferred costs for depositary receipts services	—	(88)

Net loss from repositioning the securities portfolio	—	(449)

Adjusted total revenue—Non-GAAP	$17,652	$16,888	4.5%

Investment services fees reconciliation

(dollars in millions)	2023	2022	2023 vs. 2022

Investment services fees—GAAP	$8,843	$8,529	4%

Less: Accelerated amortization of deferred costs for depositary receipts services related to Russia	—	(82)

Adjusted investment services fees—Non-GAAP	$8,843	$8,611	3%

Investment management and performance fees reconciliation

(dollars in millions)	2023	2022	2023 vs. 2022

Investment management and performance fees—GAAP	$3,058	$3,299	(7)%

Less: Revenue reduction related to Russia	—	(6)

Adjusted investment management and performance fees—Non-GAAP	$3,058	$3,305	(7)%

Total noninterest expense reconciliation

(dollars in millions)	2023	2022	2023 vs. 2022

Total noninterest expense—GAAP	$13,295	$13,010	2%

Less: Severance	267	215

Litigation reserves	94	134

FDIC special assessment	632	—

Goodwill impairment	—	680

Adjusted total noninterest expense—Non-GAAP	$12,302	$11,981	2.7	%(a)

(a)	The growth rate was not significantly impacted by changes in foreign currency exchange rates.

BNY MELLON 2024 PROXY STATEMENT 115

ANNEX A: NON-GAAP RECONCILIATION

Total noninterest expense reconciliation (2022 growth rate)

	2021	2022 vs. 2021

(dollars in millions)

Total noninterest expense – GAAP	$11,514	13%

Less: Severance	31

Litigation reserves	98

Impact of changes in foreign currency exchange rates	292

Adjusted total noninterest expense – Non-GAAP	$11,093	8%

Net income applicable to common shareholders of The Bank of New York Mellon Corporation reconciliation

(dollars in millions)	2023	2022	2023 vs. 2022

Net income applicable to common shareholders of The Bank of New York Mellon Corporation—GAAP	$3,051	$2,362	29%

Less: Reduction in the fair value of a contingent consideration receivable related to a prior year divestiture	(144)	—

Disposal (loss) gain	(5)	(12)

Revenue reduction related to Russia, primarily accelerated amortization of deferred costs for depositary receipts services	—	(67)

Net loss from repositioning the securities portfolio	—	(343)

Severance	(205)	(166)

Litigation reserves	(91)	(125)

FDIC special assessment	(482)	—

Goodwill impairment	—	(665)

Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation—Non-GAAP	$3,978	$3,740	6.4%

Diluted earnings per share reconciliation

(in dollars)	2023	2022		2023 vs. 2022

Diluted earnings per share—GAAP	$3.87	$2.90		33%

Less: Reduction in the fair value of a contingent consideration receivable related to a prior year divestiture	(0.18)	—

Disposal (loss) gain	(0.01)	(0.01)

Revenue reduction related to Russia, primarily accelerated amortization of deferred costs for depositary receipts services	—	(0.08)

Net loss from repositioning the securities portfolio	—	(0.42)

Severance	(0.26)	(0.20)

Litigation reserves	(0.12)	(0.15)

FDIC special assessment	(0.61)	—

Goodwill impairment	—	(0.82)

Total diluted earnings per common share impact of notable items	$(1.18)	$(1.69	)(a)

Adjusted diluted earnings per share—Non-GAAP	$5.05	$4.59		10.0%

Operating leverage—GAAP(b)				468	bps

Adjusted operating leverage—Non-GAAP(b)				184	bps

(a)	Does not foot due to rounding.
(b)	Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense.

bps—basis points

116 BNY MELLON 2024 PROXY STATEMENT

ANNEX A: NON-GAAP RECONCILIATION

Pre-tax operating margin reconciliation

(dollars in millions)	2023	2022

Income before income taxes – GAAP	$4,088	$3,328

Less: Impact of notable items(a)	(1,143)	(1,540)

Adjusted income before income taxes, excluding notable items – Non-GAAP	$5,231	$4,868

Total revenue – GAAP	$17,502	$16,377

Less: Impact of notable items(a)	(150)	(511)

Adjusted total revenue, excluding notable items – Non-GAAP	$17,652	$16,888

Pre-tax operating margin – GAAP(b)	23%	20%

Adjusted pre-tax operating margin – Non-GAAP(b)	29.6%	28.8%

(a)	See page 115 for details of the notable items and line items impacted.

(b)	Income before taxes divided by total revenue.

Return on common equity and return on tangible common equity reconciliation

(dollars in millions)	2023	2022	2021

Net income applicable to common shareholders of The Bank of New York Mellon Corporation—GAAP	$3,051	$2,362	$3,552

Add: Amortization of intangible assets	57	67	82

Less: Tax impact of amortization of intangible assets	14	16	20

Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets—Non-GAAP	$3,094	$2,413	$3,614

Less: Impact of notable items(a)	(927)	(1,378)	(85)

Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets and notable items—Non-GAAP	$4,021	$3,791	$3,699

Average common shareholders’ equity	$35,880	$36,175	$39,695

Less: Average goodwill	16,204	17,060	17,492
Average intangible assets	2,880	2,939	2,979

Add: Deferred tax liability—tax deductible goodwill	1,205	1,181	1,178
Deferred tax liability—intangible assets	657	660	676

Average tangible common shareholders’ equity—Non-GAAP	$18,658	$18,017	$21,078

Return on common equity—GAAP	8.5%	6.5%	8.9%

Adjusted return on common equity—Non-GAAP	11.1%	10.3%	9.2%

Return on tangible common equity—Non-GAAP	16.6%	13.4%	17.1%

Adjusted return on tangible common equity—Non-GAAP	21.6%	21.0%	17.6%

(a)	See pages 115 and 116 for details of the notable items and line items impacted. Notable items in 2021 include litigation reserves, severance expense and gains on disposals.

BNY MELLON 2024 PROXY STATEMENT 117

ANNEX A: NON-GAAP RECONCILIATION

Securities Services business segment – Reconciliation of Non-GAAP measures, excluding notable items

(dollars in millions)	2023	2022	2023 vs. 2022

Total fee revenue—GAAP	$5,722	$5,713	—%

Less: Accelerated amortization of deferred costs for depositary receipts services related to Russia	—	(82)

Adjusted total fee revenue—Non-GAAP	$5,722	$5,795	(1)%

Total revenue—GAAP	$8,624	$8,032	7%

Less: Accelerated amortization of deferred costs for depositary receipts services related to Russia	—	(82)

Disposal (loss) gain	(6)	37

Adjusted total revenue—Non-GAAP	$8,630	$8,077	7%

Income before income taxes—GAAP	$2,149	$1,725	25%

Less: Accelerated amortization of deferred costs for depositary receipts services related to Russia	—	(82)

Disposal (loss) gain	(6)	37

Severance	(58)	(42)

Litigation reserves	(3)	(99)

Adjusted income before income taxes—Non-GAAP	$2,216	$1,911	16%

Pre-tax operating margin—GAAP(a)	25%	21%

Adjusted pre-tax operating margin—Non-GAAP(a)	26%	24%

(a)	Income before income taxes divided by total revenue.

Market and Wealth Services business segment – Reconciliation of Non-GAAP measures, excluding notable items

(dollars in millions)	2023	2022	2023 vs. 2022

Total revenue—GAAP	$5,856	$5,282	11%

Income before income taxes—GAAP	$2,618	$2,343	12%

Less: Severance	(21)	(32)

Litigation reserves	(18)	(17)

Adjusted income before income taxes—Non-GAAP	$2,657	$2,392	11%

Pre-tax operating margin—GAAP(a)	45%	44%

Adjusted pre-tax operating margin—Non-GAAP(a)	45%	45%

(a)	Income before income taxes divided by total revenue.

118 BNY MELLON 2024 PROXY STATEMENT

ANNEX A: NON-GAAP RECONCILIATION

Investment and Wealth Management business segment – Reconciliation of Non-GAAP measures, excluding notable items

(dollars in millions)	2023	2022	2023 vs. 2022

Total revenue—GAAP	$3,143	$3,550	(11)%

Less: Reduction in the fair value of a contingent consideration receivable related to a prior year divestiture	(144)	—

Disposal (loss)	—	(11)

Revenue reduction related to Russia	—	(6)

Adjusted total revenue, excluding notable items—Non-GAAP	$3,287	$3,567	(8)%

Income before income taxes—GAAP	$381	$48	694%

Less: Reduction in the fair value of a contingent consideration receivable related to a prior year divestiture(a)	(144)	—

Disposal (loss)	—	(11)

Revenue reduction related to Russia	—	(6)

Severance	(19)	(12)

Litigation reserves	(1)	—

Goodwill impairment	—	(680)

Adjusted income before income taxes—Non-GAAP	$545	$757	(28)%

Pre-tax operating margin—GAAP(a)	12%	1%

Adjusted pre-tax operating margin—Non-GAAP(a)	17%	21%

(a)	Income before income taxes divided by total revenue.

BNY MELLON 2024 PROXY STATEMENT 119

THE BANK OF NEW YORK MELLON CORPORATION
240 GREENWICH STREET
NEW YORK, NY 10286
UNITED STATES
+1 212 495 1784

BNYMELLON.COM

BNY MELLON

THE BANK OF NEW YORK MELLON CORPORATION 240 GREENWICH STREET NEW YORK, NY 10286 ATTN: JEAN WENG

VOTE BY INTERNET

Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 8, 2024 for shares held directly and by 11:59 p.m. Eastern Time on April 4, 2024 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 8, 2024 for shares held directly and by 11:59 p.m. Eastern Time on April 4, 2024 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
STOCKHOLDER MEETING REGISTRATION To attend and vote at the meeting, go to the “Attend a Meeting” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V30049-P03886-Z86776-Z86775 KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

THE BANK OF NEW YORK MELLON CORPORATION
The Board of Directors recommends a vote FOR all nominees for director, FOR Proxy Items 2 and 3, and AGAINST Proxy Items 4 and 5.
1. Election of Directors

Nominees:	For	Against	Abstain

1a. Linda Z. Cook	☐	☐	☐			For	Against	Abstain

1b. Joseph J. Echevarria	☐	☐	☐	2.	Advisory resolution to approve the 2023 compensation of our named executive officers.	☐	☐	☐

1c. M. Amy Gilliland	☐	☐	☐	3.	Ratify the appointment of KPMG LLP as our independent auditor for 2024.	☐	☐	☐

1d. Jeffrey A. Goldstein	☐	☐	☐	4.	Stockholder proposal regarding transperency in lobbying, if properly presented.	☐	☐	☐

1e. K. Guru Gowrappan	☐	☐	☐	5.	Stockholder proposal regarding report on risks of politicized de-banking, if properly presented.	☐	☐	☐

1f. Ralph Izzo	☐	☐	☐

1g. Sandra E. "Sandie" O'Connor	☐	☐	☐

1h. Elizabeth E. Robinson	☐	☐	☐

1i. Rakefet Russak-Aminoach	☐	☐	☐

1j. Robin Vince	☐	☐	☐

1k. Alfred W. “Al” Zollar	☐	☐	☐

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and the 2023 Annual Report to Stockholders are available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

V30050-P03886-Z86776-Z86775

Proxy — THE BANK OF NEW YORK MELLON CORPORATION (the “Corporation”)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION

The undersigned hereby appoints Jean Weng and Zachary J. Levine or any of them, any with full power of substitution, as attorneys and proxies of the undersigned to vote all The Bank of New York Mellon Corporation Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on Tuesday, April 9, 2024, commencing 9:00 a.m. ET, at 240 Greenwich Street, New York, New York 10286 and at any adjournment of such meeting, as fully and effectually as the undersigned could do if personally present, and hereby revokes all previous proxies for said meeting. Where a vote is not specified, the proxies will vote the shares represented by this Proxy FOR the election of all nominees for director, FOR Proxy Items 2 and 3, and AGAINST Proxy Items 4 and 5, and will vote in their discretion on such other matters that may properly come before the meeting and at any adjournment of such meeting.

Participants in the 401(k), ESOP, Deferred Share Award and/or Deferred Compensation Plans: Your vote will provide voting instructions to the trustee of the plan to vote the proportionate interest as of the record date. If no instructions are given by the vote cut-off date of April 4, 2024 at 11:59 p.m. ET, the trustee will vote, subject to review by the voting fiduciary, unvoted shares in the same proportion as voted shares. Consequently, a failure to sign and return a ballot is not equivalent to voting with respect to any of the propositions on the ballot.

Participants in the UK Stock Accumulation Plan (“SAP”): If voting instructions are properly provided, shares will be voted in accordance with those instructions. If you properly sign and return the attached ballot but fail to provide a specific voting direction for a particular proposition on the ballot, then any shares you hold in the SAP will be voted in accordance with the recommendation of the Board of Directors of the corporation on such proposition. If you do not properly sign and return the ballot or provide instructions by telephone or Internet, then for shares held in the SAP, no vote will be recorded. Consequently, a failure to provide instructions is not equivalent to voting with respect to any proposition on the ballot.

This proxy is solicited on behalf of the Board of Directors of the Corporation, and may be revoked prior to its exercise. The Board of Directors recommends votes FOR the election of all nominees for director, FOR Proxy Items 2 and 3, and AGAINST Proxy Items 4 and 5.

(Continued and to be marked, dated and signed, on the reverse side.)